As filed with the Securities and Exchange Commission on March 8, 2013

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-09303 & 811-09923

Kinetics Mutual Funds, Inc. & Kinetics Portfolios Trust
 (Exact name of registrant as specified in charter)

555 Taxter Road, Suite 175
Elmsford, NY  10523
 (Address of principal executive offices) (Zip code)

U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI  53202
 (Name and address of agent for service)

(800) 930-3828
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2012

Date of reporting period:  December 31, 2012

Item 1. Report to Stockholders.

KINETICS MUTUAL FUNDS, INC.
Table of Contents
December 31, 2012

KINETICS MUTUAL FUNDS, INC.
Shareholders’ Letter

Dear Fellow Shareholders:

We are pleased to present the Kinetics Mutual Funds (“Funds”) Annual Report for the twelve-month period ended December 31, 2012. As of our last letter, at mid-year, there were various uncertainties weighing heavily on equity prices, namely the presidential election, the “fiscal cliff,” instability in the European currency union, and slowing economic data in emerging markets, among others. These concerns have since been resolved or assuaged, at least in part, and equity prices have reacted positively worldwide. Typically, such broad market and broad asset class (macro) rallies are not the most constructive for fundamental value investors; however, the latter half of 2012 proved to be fruitful for our Funds, as the No-load Classes of the Funds completed the year as follows (No-Load Class): The Paradigm Fund +21.78%, The Multi-Disciplinary Fund +15.38%, The Small Cap Opportunities Fund +26.74%, The Market Opportunities Fund +17.52%, The Internet Fund +23.24%, The Medical Fund +8.86%, The Water Infrastructure Fund (now, the Alternative Income Fund) +9.90%, and The Global Fund +23.16%. These results compare to returns of 16.00% for the S&P 500 Index and 16.13% for the MSCI All Country World Index.

Our Funds achieved attractive returns for 2012 in both absolute and relative terms. As a result, investors might be concerned about the risk of complacency; however, we recognize that the investment process must be perpetual. We continue to diligently monitor our existing portfolio positions in addition to myriad potential new investments. We believe that it is futile to attempt to determine the precise driver(s) of gains in security prices, as there may be a multitude of drivers, particularly in shorter time periods. Regardless, we have analyzed all of the companies whose securities we own and compared their business fundamentals with those of one and two years ago, when their shares were trading at materially lower levels. In aggregate, our portfolio companies have grown intrinsic value at rates consistent with or above those of their respective equity prices. Accordingly, we remain quite optimistic with regard to many investment opportunities.

In 2012, many equity prices were driven higher by the combination of slightly higher earnings and/or cash flows and expansion of the valuation multiples assigned to them. In short, the fundamentals of the companies did in fact improve, but the improvements were not on the same scale as was their share price appreciation. In many cases, such multiples expansion is justified, particularly in light of the continued near-zero percent interest rate policy maintained by much of the developed world. However, we prefer to rely on the underlying returns of the businesses to drive shares prices, and view multiples expansion as a potential enhancement to base returns. Not all companies are capable of consistently growing underlying business values at high levels, particularly in the current environment of low economic growth and tepid inflation; hence, we must be very selective in our investment process. A common characteristic that we have identified amongst the “compounders,” companies that reliably compound underlying value, is the existence of an owner-operator.

Owner-operators are broadly defined as corporate management teams that have considerable personal wealth invested alongside their shareholders. The actions of these management teams over the past several years stand in stark contrast to “agent” managers. Owner-operators have actively allocated capital into attractive opportunities and engaged in various corporate actions (share repurchases and spin-offs, to name but a few) aimed at enhancing shareholder value. Compare this to the actions undertaken by most “agent” corporate managers, who have focused on cost-cutting measures to maintain margins (at the possible expense of future growth) and who have amassed large cash balances earning nearly no return. The latter group of companies is likely to find it difficult to grow revenues or earnings at historical levels. Additionally, should confidence in equity markets continue to recover, these companies will struggle to effectively allocate capital in an increasingly competitive environment. An easily observable divide exists between companies that have positioned themselves aggressively during an advantageous environment and those that will need to chase opportunities as prices rise; we are pleased to own many of the former.

It is a relief that none of the perceived catastrophic macroeconomic events came to fruition over the past two years. It is important for us as value investors to attempt to ignore this “noise” to the greatest extent possible, while always purchasing securities with a considerable embedded margin of safety. Even if a severely disruptive event were to occur, a company with a conservative valuation, appropriate business model and proven management team is likely to minimize or avoid permanent impairment of value. This is not to be confused with temporary price volatility, which we expect will remain a part of capital markets for the foreseeable future. We hope that communicating these attributes of our holdings to investors in all of our funds will enable you to share our confidence.

Shareholders can continue to access additional information from our website, www.kineticsfunds.com. This website provides a broad array of information, including recent portfolio holdings, quarterly investment commentaries, conference call transcripts, newsflashes, recent performance data, and online access to account information.

Kinetics offers the following funds to investors:

The Paradigm Fund focuses on companies that are valued attractively and currently have, or are expected to soon have, sustainable high business returns. The Fund has produced attractive returns since its inception in an environment that should be described as difficult for equity investors. The Paradigm Fund is Kinetics’ flagship fund.

The Multi-Disciplinary Fund seeks to utilize stock options and fixed-income investments in order to provide investors with equity-like returns, but with more muted volatility. At times, the options strategies of the Fund may cause the manager to purchase equity securities.

The Small Cap Opportunities Fund focuses on undervalued and special situation small capitalization equities that have the potential for rewarding long-term investment results. The same investment fundamentals employed by The Paradigm Fund are used to identify such opportunities.

The Medical Fund is a sector fund, offering an investment in scientific discovery within the promising field of medical research, particularly in the development of cancer treatments and therapies. As a sector fund, The Medical Fund is likely to have heightened volatility.

The Internet Fund is a sector fund that focuses on companies engaged in the evolution of Internet-related developments. As such, this Fund has been, and is likely to continue to be, quite volatile. The Internet Fund is not designed to be a major component of one’s equity exposure. More recently, this Fund has been focusing on content companies, which we believe will be the winners in the next generation of Internet development.

The Global Fund is focused on selecting long life cycle international companies that can generate long-term wealth through their business operations. This Fund is presently finding exciting opportunities in the more developed markets.

The Market Opportunities Fund focuses on those companies that benefit from increasing transactional volume or throughput, such as publicly-traded exchanges and credit card processors, or companies that act as facilitators, such as gaming companies, airports and publicly-traded toll roads.

The Alternative Income Fund underwent a proxy vote on December 21, 2012, wherein the shareholders approved a change from the Kinetics Water Infrastructure Fund’s investment objective and to one of the Fund’s fundamental investment restrictions. As a result of the proxy, The Water Infrastructure Fund has been renamed The Alternative Income Fund. The primary investment objective of the Alternative Income Fund is to provide current income and gains, with a secondary objective of obtaining long-term growth of capital. Consistent with this change, prospectively, the Fund will seek to generate a total return that exceeds that of most short-term U.S. fixed income indexes, with limited market value variability.

Peter B. Doyle
President
Kinetics Mutual Funds, Inc.

KINETICS MUTUAL FUNDS, INC.
Investment Commentary

Dear Fellow Shareholders,

The S&P 500 Index completed 2012 by returning 16.00%, while the NASDAQ Composite returned 15.91% over the same period. Equity markets ultimately achieved strong gains for the year despite episodes of increased volatility and high correlation. In the second half of the year, markets began to stabilize, and many of the high quality companies whose stock price declined unreasonably in 2011 led the rebound. As such, the Funds prospered and achieved (No-Load Class) returns of 21.78% in the Paradigm Fund, 26.74% in the Small Cap Opportunities Fund, 17.52% in the Market Opportunities Fund, 8.86% in the Medical Fund, 23.24% in the Internet Fund, 15.38% in the Multi-Disciplinary Fund, 23.16% in the Global Fund and 9.90% in the Water Infrastructure Fund (now, the Alternative Income Fund).

Steadfast investors were able to achieve very attractive returns in global capital markets during 2012, with price performance generally increasing as one moved further out on the perceived risk spectrum (i.e., most equity benchmarks outperformed most fixed income benchmarks). It’s important to recognize that this is the perceived risk spectrum, which is not necessarily reflective of the actual risk incurred. Academic thought generally concludes that outsized gains can be achieved solely by assuming outsized risk; hence, an equity investor should have the potential for a larger return than a U.S. Treasury investor. Further, the Treasury investor sacrifices some potential investment appreciation in exchange for the relative certainty that the interest payments will be made and the principal capital returned. This relationship holds true only in the rare occasions where markets are efficiently priced. In contrast, great opportunities lie in the extremes of inefficient pricing. We do not believe that capital markets are currently at an extreme in terms of prices, but it is our view that there is likely far more risk in safe haven fixed income assets than many realize and less risk in some assets described as higher risk than many believe.

Consider an investor in investment grade U.S. corporate bonds, an asset class that has steadily attracted investor capital over the past several years. These bonds currently trade at a relatively small premium to U.S. Treasury bonds of similar duration in terms of yield to maturity. Many such corporate bonds that were issued prior to the credit crisis currently trade well above par value, reflecting their high coupon payments. Now also consider an investor in the equity of a consumer company that enjoys reliable cash flows, moderate pricing power and is traded at an earnings multiple in line with the broader markets. In the scenario where interest rates increase in the United States, one could argue that the corporate bond investor will incur more severe and more permanent losses. Nonetheless, the bond investor is commonly recognized as assuming less risk than the equity investor.

The well documented and widely recognized risks are rarely those that cause the most damage to investors. The list of global macro concerns is expansive and well appreciated by the marketplace. However, few have seriously considered the impact of interest rate increases on low yielding (both nominal and real) fixed income securities. What about the risk of reinvesting new capital into fixed income as earlier vintage bonds paying higher coupons mature? Even though we are confident that our equity portfolios currently have less real risk than such fixed income portfolios, we acknowledge that many investors are simply unwillingly to accept the volatility of equity markets. As a solution, we offer two distinct yield-generating strategies in funds that we encourage investors to consider, the Multi-Disciplinary Fund and Alternative Income Fund.

The performance of the Paradigm Fund continues to be driven by owner-operated companies with business activities primarily in the United States. Top contributing owner-operator positions include several consumer businesses that exhibited resiliency during the crisis and subsequent tepid recovery. We believe that these businesses are currently much better positioned compared to five years ago as a result of attrition and astute capital allocation; however, their market valuations fail to reflect this development.

The Small Cap Opportunities Fund also maintains a high weighting in owner-operated companies, predominately those conducting business in the United States. The Fund benefitted from strong performance amongst allocations to real estate oriented owner-operators. A number of North American real estate companies in the small capitalization universe are in various stages of development. Accordingly, most of these companies do not currently generate a yield; hence, their equity is available at a material discount to the yield being generating by their REIT peers. We believe that investors are paying a premium for dividend yield and, accordingly, are ignoring the fundamentals of most REIT opportunities.

The Market Opportunities Fund continues to hold a variety of owner-operated companies that facilitate capital market activity. In aggregate the financial industry performed well, although the “facilitators” lagged the strong gains achieved by the conventional, lending based financial companies. We believe that these facilitators are capable of achieving equal or greater unleveraged returns on equity (i.e., adjusted returns on assets) than their leveraged peers, but with far less risk. We expect such companies to be primary beneficiaries of a continued upswing in the investment cycle.

The Medical Fund maintained its large allocation to multi-national major pharmaceutical companies and later stage biotechnology firms. The share prices of most major pharmaceutical companies appreciated for the year and continue to appear inexpensive on a quantitative basis. However these companies largely underperformed broad equity indexes. Concerns regarding patent expirations and cash flow disruptions outweighed attractive dividend yields and product pipelines. Further, many of the mature biotechnology firms also recorded gains for the year, but underperformed their less developed peers.

The Internet Fund maintained its historic methodology of allocating capital to companies that are beneficiaries of the Internet and related disruptive technologies. The Fund’s performance was driven by its focus upon owner-operated companies that own and provide media content. We believe that the technological innovation that facilitated additional channels for content to be distributed to consumers (i.e., satellite radio, internet TV, among others) will ultimately result in original content commanding an ever higher price premium.

The Multi-Disciplinary Fund was able to achieve “equity-like” returns with materially less price volatility through a two-pronged approach of selling put options related to high quality owner-operator companies and utilizing the resulting income to make advantageous fixed income investments. The Fund benefitted from high implied volatility experienced in the middle of the year. As a result, the premiums received from selling put securities were elevated and high yield bonds prices were subdued, both trends ultimately reversing throughout the second half of the year.

The Global Fund is primarily positioned with a diverse selection of global owner-operated companies. Many of these companies have various lines of business, with revenues generated across several countries. The performance of the Fund was bolstered by investments in consumer companies located in continental Europe, but with internationally diverse sales. The Fund also benefitted from companies that had meaningful exposures to secular trends in unique local or regional economies.

The Alternative Income Fund (formerly, The Water Infrastructure Fund) experienced a mandate shift effective January 1, 2013, effectively replacing a multi-disciplinary approach to water infrastructure investing with a more conservative broad option income strategy. The performance of the Fund during the year ended December 31, 2012, was primarily driven by premiums received on water related companies, bolstered by income and capital appreciation on related fixed income securities. Over the next several years the performance of the Fund will likely be primarily driven by income generated on conservative, far out of the money put options. The complimentary short-term fixed income portfolio will probably contribute minimal performance until interest rates rise and/or corporate bond spreads widen in the United States.

Peter B. Doyle
Chief Investment Strategist

Disclosure

This material is intended to be reviewed in conjunction with a current prospectus, which includes all fees and expenses that apply to a continued investment, as well as information regarding the risk factors, policies and objectives of the Funds. Read it carefully before investing.

Mutual Fund investing involves risk. Principal loss is possible. Because The Internet Fund, The Medical Fund and The Market Opportunities Fund invest in a single industry or geographic region, their shares are subject to a higher degree of risk than funds with a higher level of diversification. Internet, biotechnology and certain capital markets or gaming stocks are subject to a rate of change in technology, obsolescence and competition that is generally higher than that of other industries, hence they may experience extreme price and volume fluctuations.

International investing [for all Funds] presents special risks including currency exchange fluctuation, government regulations, and the potential for political and economic instability. Accordingly, the share prices for these Funds are expected to be more volatile than that of U.S.-only funds. Past performance is no guarantee of future performance.

Because smaller companies [for The Small Cap Opportunities Fund] often have narrower markets and limited financial resources, they present more risk than larger, more well established, companies.

Non-investment grade debt securities [for all Funds], i.e., junk bonds, are subject to greater credit risk, price volatility and risk of loss than investment grade securities.

Further, options contain special risks including the imperfect correlation between the value of the option and the value of the underlying asset. Investments [for The Multi- Disciplinary Fund and The Alternative Income Fund] in futures, swaps and other derivative instruments may result in loss as derivative instruments may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses to the Funds. To the extent the Funds segregate assets to cover derivative positions, they may impair their ability to meet current obligations, to honor requests for redemption and to manage the investments in a manner consistent with their respective investment objectives. Purchasing and writing put and call options and, in particular, writing “uncovered” options are highly specialized activities that entail greater than ordinary investment risk.

As non-diversified Funds, the value of Fund shares may fluctuate more than shares invested in a broader range of industries and companies. Unlike other investment companies that directly acquire and manage their own portfolios of securities, The Kinetics Mutual Funds pursue their investment objectives by investing all of their investable assets in a corresponding portfolio series of the Kinetics Portfolios Trust.

The information concerning the Funds included in the shareholder report contains certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

The Nasdaq Composite (NASDAQ) and the Standard & Poor’s 500 Index (S&P 500) each represent an unmanaged, broad-basket of stocks. They are typically used as a proxy for overall market performance.

Distributor: Kinetics Funds Distributor LLC is not an affiliate of Kinetics Mutual Funds, Inc. Kinetics Funds Distributor LLC is an affiliate of Kinetics Asset Management LLC, Investment Adviser to Kinetics Mutual Funds, Inc.

For more information, log onto www.kineticsfunds.com.January 1, 2013 — Kinetics Asset Management LLC ®

How a $10,000 Investment Has Grown:

The charts show the growth of a $10,000 investment in the Feeder Funds as compared to the performance of two or more representative market indices. The tables below the charts show the average annual total returns on an investment over various periods. Returns for periods greater than one year are average annual total returns. The annual returns assume the reinvestment of all dividends and distributions, however, the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not predictive of future performance. Current performance may be lower or higher than the returns quoted below. The performance data reflects voluntary fee waivers and expense reimbursements made by the Adviser and the returns would have been lower if these waivers and expense reimbursements were not in effect. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original costs.

S&P 500 Index — The S&P 500 Index is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is unmanaged and includes the reinvestment of dividends and does not reflect the payments of transaction costs and advisory fees associated with an investment in the Funds. The securities that comprise the S&P 500 may differ substantially from the securities in the Funds’ portfolios. It is not possible to directly invest in an index.

NASDAQ Composite Index — The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ stocks. The NASDAQ Composite is unmanaged and does not include the reinvestment of dividends and does not reflect the payment of transaction costs or advisory fees associated with an investment in the Funds. The securities that comprise the NASDAQ Composite may differ substantially from the securities in the Funds’ portfolios. It is not possible to directly invest in an index.

CBOE S&P 500 BuyWrite Index (BXM) — The CBOE S&P 500 BuyWrite Index (BXM) is a benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500 Index. The securities that comprise the CBOE S&P 500 BuyWrite Index may differ substantially from the securities in The Multi-Disciplinary Fund’s portfolio. It is not possible to directly invest in an index.

CBOE S&P 500 PutWrite Index (PUT) — The CBOE S&P 500 Put-Write Index (PUT) is a benchmark index designed to track the performance of a passive program that sells near-term, at-the-money S&P 500 Index puts.

The securities that comprise the CBOE S&P 500 Put-Write Index may differ substantially from the securities in The Multi-Disciplinary Fund’s portfolio. It is not possible to directly invest in an index.

MSCI ACWI Index — The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 45 country indices comprising 24 developed and 21 emerging market country indices.

MSCI EAFE Index — The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada.

RUSSELL 2000 Index — The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe.

ISE Water Index — The ISE Water Index includes companies engaged in water distribution, water filtration, flow technology, and other water solutions.

Palisades Water Index — The Palisades Water Index is a modified equal-dollar weighted index comprised of companies publicly traded in the United States that are positioned to benefit significantly from the escalating global demand for water and the ecological imperative of sustainable water resource governance. Accordingly, the Index serves as a proxy for measuring the increasing value of water resulting from the impact of temporal and spatial scarcity on the relationship between human health, ecological sustainability and economic growth.

The Internet Fund
December 31, 2002 — December 31, 2012

	Ended 12/31/2012
		Advisor	Advisor
	No Load	Class A	Class A	Advisor		NASDAQ
	Class	(No Load)	(Load Adjusted)(1)	Class C	S&P 500	Composite
One Year	23.24%	22.92%	15.86%	22.32%	16.00%	15.91%
Five Years	4.68%	4.42%	3.19%	3.90%	1.66%	2.63%
Ten Years	10.90%	10.69%	10.04%	N/A	7.10%	8.50%
Since Inception
No Load Class
(10/21/96)	14.84%	N/A	N/A	N/A	6.31%	5.67%
Since Inception
Advisor Class A
(4/26/01)	N/A	5.82%	5.28%	N/A	3.25%	3.44%
Since Inception
Advisor Class C
(2/16/07)	N/A	N/A	N/A	7.20%	1.85%	3.29%

(1)  Reflects front-end sales charge of 5.75%.

Returns for periods greater than one year are average annual total returns.

The Global Fund
December 31, 2002 — December 31, 2012

	Ended 12/31/2012
		Advisor	Advisor
	No Load	Class A	Class A	Advisor		MSCI AC
	Class	(No Load)	(Load Adjusted)(1)	Class C	S&P 500	World
One Year	23.16%	22.94%	15.85%	22.04%	16.00%	16.13%
Five Years	0.60%	N/A	N/A	N/A	1.66%	–1.16%
Ten Years	6.37%	N/A	N/A	N/A	7.10%	8.11%
Since Inception
No Load Class
(12/31/99)	–3.84%	N/A	N/A	N/A	1.66%	1.82%
Since Inception
Advisor Class A
(5/19/08)	N/A	2.10%	0.79%	N/A	2.26%	–1.14%
Since Inception
Advisor Class C
(5/19/08)	N/A	N/A	N/A	1.42%	2.26%	–1.14%

(1) Reflects front-end sales charge of 5.75%.

Returns for periods greater than one year are average annual total returns.

The Paradigm Fund
December 31, 2002 — December 31, 2012

	Ended 12/31/2012
		Advisor	Advisor
	No Load	Class A	Class A	Advisor	Institutional		MSCI AC
	Class	(No Load)	(Load Adjusted)(1)	Class C	Class	S&P 500	World
One Year	21.78%	21.49%	14.48%	20.85%	21.99%	16.00%	16.13%
Five Years	–4.15%	–4.39%	–5.51%	–4.88%	–3.98%	1.66%	–1.16%
Ten Years	10.02%	9.72%	9.08%	9.17%	N/A	7.10%	8.11%
Since Inception
No Load Class
(12/31/99)	7.72%	N/A	N/A	N/A	N/A	1.66%	1.82%
Since Inception
Advisor Class A
(4/26/01)	N/A	7.95%	7.40%	N/A	N/A	3.25%	4.02%
Since Inception
Advisor Class C
(6/28/02)	N/A	N/A	N/A	8.12%	N/A	5.65%	6.40%
Since Inception
Institutional Class
(5/27/05)	N/A	N/A	N/A	N/A	4.77%	4.49%	4.75%

(1)  Reflects front-end sales charge of 5.75%.

Returns for periods greater than one year are average annual total returns.

The Medical Fund
December 31, 2002 — December 31, 2012

	Ended 12/31/2012
		Advisor	Advisor
	No Load	Class A	Class A	Advisor		NASDAQ
	Class	(No Load)	(Load Adjusted)(1)	Class C	S&P 500	Composite
One Year	8.86%	8.60%	2.33%	8.08%	16.00%	15.91%
Five Years	3.40%	3.19%	1.97%	2.64%	1.66%	2.63%
Ten Years	7.44%	7.17%	6.54%	N/A	7.10%	8.50%
Since Inception
No Load Class
(9/30/99)	7.56%	N/A	N/A	N/A	2.70%	0.72%
Since Inception
Advisor Class A
(4/26/01)	N/A	2.87%	2.36%	N/A	3.25%	3.44%
Since Inception
Advisor Class C
(2/16/07)	N/A	N/A	N/A	3.85%	1.85%	3.29%

(1)  Reflects front-end sales charge of 5.75%.

Returns for periods greater than one year are average annual total returns.

The Small Cap Opportunities Fund
December 31, 2002 — December 31, 2012

	Ended 12/31/2012
		Advisor	Advisor
	No Load	Class A	Class A	Advisor	Institutional
	Class	(No Load)	(Load Adjusted)(1)	Class C	Class	S&P 500	Russell 2000
One Year	26.74%	26.44%	19.14%	25.77%	27.04%	16.00%	16.35%
Five Years	–3.66%	–3.90%	–5.03%	–4.39%	–3.47%	1.66%	3.56%
Ten Years	10.83%	10.55%	9.90%	N/A	N/A	7.10%	9.72%
Since Inception
No Load Class
(3/20/00)	8.47%	N/A	N/A	N/A	N/A	1.74%	4.85%
Since Inception
Advisor Class A
(12/30/01)	N/A	6.00%	5.43%	N/A	N/A	4.05%	6.55%
Since Inception
Advisor Class C
(2/16/07)	N/A	N/A	N/A	–2.03%	N/A	1.85%	2.06%
Since Inception
Institutional Class
(8/12/05)	N/A	N/A	N/A	N/A	3.97%	4.21%	4.88%

(1) Reflects front-end sales charge of 5.75%.

Returns for periods greater than one year are average annual total returns.

The Market Opportunities Fund
January 31, 2006 — December 31, 2012

	Ended 12/31/2012
		Advisor	Advisor
	No Load	Class A	Class A	Advisor	Institutional
	Class	(No Load)	(Load Adjusted)(1)	Class C	Class	S&P 500	MSCI EAFE
One Year	17.52%	17.26%	10.48%	16.70%	17.83%	16.00%	17.32%
Five Years	–3.94%	–4.17%	–5.30%	–4.61%	N/A	1.66%	–3.69%
Since Inception
No Load Class
(1/31/06)	4.15%	N/A	N/A	N/A	N/A	3.78%	1.34%
Since Inception
Advisor Class A
(1/31/06)	N/A	3.89%	3.01%	N/A	N/A	3.78%	1.34%
Since Inception
Advisor Class C
(2/16/07)	N/A	N/A	N/A	–0.46%	N/A	1.85%	–2.09%
Since Inception
Institutional Class
(5/19/08)	N/A	N/A	N/A	N/A	–0.59%	2.26%	–3.88%

(1) Reflects front-end sales charge of 5.75%.

Returns for periods greater than one year are average annual total returns.

The Water Infrastructure Fund
June 29, 2007 — December 31, 2012

	Ended 12/31/2012
			Advisor
		Advisor	Class A
	No Load	Class A	(Load	Advisor	Institutional	S&P	ISE	Palisades
	Class	(No Load)	Adjusted)(1)	Class C	Class	500	Water	Water
One Year	9.90%	9.61%	3.37%	8.96%	10.17%	16.00%	25.61%	28.73%
Five Years	–2.77%	–2.99%	–4.14%	–3.49%	–2.47%	1.66%	3.04%	0.77%
Since Inception
No Load Class
(6/29/07)	–2.05%	N/A	N/A	N/A	N/A	1.25%	3.26%	1.56%
Since Inception
Advisor Class A
( 6/29/07)	N/A	–2.28%	–3.32%	N/A	N/A	1.25%	3.26%	1.56%
Since Inception
Advisor Class C
( 6/29/07)	N/A	N/A	N/A	–2.77%	N/A	1.25%	3.26%	1.56%
Since Inception
Institutional Class
( 6/29/07)	N/A	N/A	N/A	N/A	–1.76%	1.25%	3.26%	1.56%

(1)  Reflects front-end sales charge of 5.75%.

Returns for periods greater than one year are average annual total returns.

The Multi-Disciplinary Fund
February 11, 2008 — December 31, 2012

	Ended 12/31/2012
			Advisor
		Advisor	Class A
	No Load	Class A	(Load	Advisor	Institutional	S&P	CBOE	CBOE
	Class	(No Load)	Adjusted)(1)	Class C	Class	500	Buy	Put
One Year	15.38%	15.12%	8.53%	14.48%	15.55%	16.00%	5.20%	8.14%
Since Inception
No Load Class
(2/11/08)	5.87%	N/A	N/A	N/A	N/A	3.59%	2.46%	5.04%
Since Inception
Advisor Class A
( 2/11/08)	N/A	5.60%	4.33%	N/A	N/A	3.59%	2.46%	5.04%
Since Inception
Advisor Class C
( 2/11/08)	N/A	N/A	N/A	5.07%	N/A	3.59%	2.46%	5.04%
Since Inception
Institutional Class
( 2/11/08)	N/A	N/A	N/A	N/A	6.06%	3.59%	2.46%	5.04%

(1)  Reflects front-end sales charge of 5.75%.

Returns for periods greater than one year are average annual total returns.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Expense Example
December 31, 2012

Shareholders incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvestments of dividends or other distributions made by a Fund, redemption fees, and exchange fees, and (2), ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help investors understand the ongoing costs (in dollars) of investing in a series of Kinetics Mutual Funds, Inc. (each a “Feeder Fund” and collectively the “Feeder Funds”), and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested on July 1, 2012 and held for the entire period from July 1, 2012 to December 31, 2012.

Actual Expenses

The first line and second line items of the table below provide information about actual account values and actual expenses before and after expense reimbursement. Unlike other mutual funds that directly acquire and manage their own portfolio securities, each Feeder Fund invests all or generally all of its investable assets in a corresponding series of The Kinetics Portfolios Trust (each, a “Master Portfolio”, and together the “Master Portfolios”), a separately registered investment company. The Master Portfolio, in turn, invests in securities. With this type of organization, expenses can accrue specifically to the Master Portfolio or the Feeder Fund or both. Each Feeder Fund records its proportionate share of the Master Portfolio’s expenses, including directed brokerage credits, on a daily basis. Any expense reductions include Fund-specific expenses as well as the expenses allocated from the Master Portfolio.

The Feeder Funds will charge shareholder fees for outgoing wire transfers, returned checks, and exchanges executed by telephone between a Feeder Fund and any other Feeder Fund. The Feeder Funds’ transfer agent charges a $5.00 transaction fee to shareholder accounts for telephone exchanges between any two Feeder Funds. The Feeder Funds’ transfer agent does not charge a transaction fee for written exchange requests. IRA accounts are assessed a $15.00 annual fee. Finally, as a disincentive to market-timing transactions, the Feeder Funds will assess a 2.00% fee on the redemption or exchange of Fund shares held for less than 30 days. These fees will be paid to the Feeder Funds to help offset transaction costs. The Feeder Funds reserve the right to waive the redemption fee, subject to their sole discretion, in instances deemed not to be disadvantageous to the Feeder Funds or shareholders as described in the Feeder Funds’ prospectus.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Expense Example — (Continued)
December 31, 2012

You may use the information provided in the first line, together with the amounts you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The third and fourth line items of the table below provide information about hypothetical account values and hypothetical expenses before and after expense reimbursements based on the Feeder Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Feeder Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses one paid for the period. You may use this information to compare the ongoing costs of investing in the Feeder Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight one’s ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help one determine the relative total costs of owning different funds. If these transactional costs had been included, one’s costs would have been higher.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Expense Example — (Continued)
December 31, 2012

	Beginning	Ending
	Account	Account		Expenses Paid
	Value	Value	Annualized	During Period*
	(7/1/12)	(12/31/12)	Expense Ratio	(7/1/12 to 12/31/12)

The Internet Fund
No Load Class Actual — before
expense reimbursement	$1,000.00	$1,135.30	1.91%	$10.25
No Load Class Actual — after
expense reimbursement	$1,000.00	$1,135.30	1.89%	$10.14
No Load Class Hypothetical
(5% return before expenses) —
before expense
reimbursement	$1,000.00	$1,015.50	1.91%	$9.68
No Load Class Hypothetical
(5% return before expenses) —
after expense
reimbursement	$1,000.00	$1,015.60	1.89%	$9.58
Advisor Class A Actual —
before expense
reimbursement	$1,000.00	$1,133.80	2.16%	$11.59
Advisor Class A Actual —
after expense
reimbursement	$1,000.00	$1,133.80	2.14%	$11.48
Advisor Class A Hypothetical
(5% return before expenses) —
before expense
reimbursement	$1,000.00	$1,014.24	2.16%	$10.94
Advisor Class A Hypothetical
(5% return before expenses) —
after expense
reimbursement	$1,000.00	$1,014.34	2.14%	$10.84
Advisor Class C Actual — before
expense reimbursement	$1,000.00	$1,130.90	2.66%	$14.25
Advisor Class C Actual — after
expense reimbursement	$1,000.00	$1,130.90	2.64%	$14.14
Advisor Class C Hypothetical
(5% return before expenses) —
before expense
reimbursement	$1,000.00	$1,011.73	2.66%	$13.45
Advisor Class C Hypothetical
(5% return before expenses) —
after expense
reimbursement	$1,000.00	$1,011.83	2.64%	$13.35

The Global Fund
No Load Class Actual — before
expense reimbursement	$1,000.00	$1,146.80	3.36%	$18.13
No Load Class Actual — after
expense reimbursement	$1,000.00	$1,146.80	1.39%	$7.50

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Expense Example — (Continued)
December 31, 2012

	Beginning	Ending
	Account	Account		Expenses Paid
	Value	Value	Annualized	During Period*
	(7/1/12)	(12/31/12)	Expense Ratio	(7/1/12 to 12/31/12)
No Load Class Hypothetical
(5% return before expenses) —
before expense
reimbursement	$1,000.00	$1,008.21	3.36%	$16.96
No Load Class Hypothetical
(5% return before expenses) —
after expense
reimbursement	$1,000.00	$1,018.11	1.39%	$7.05
Advisor Class A Actual — before
expense reimbursement	$1,000.00	$1,144.70	3.61%	$19.46
Advisor Class A Actual — after
expense reimbursement	$1,000.00	$1,144.70	1.64%	$8.84
Advisor Class A Hypothetical
(5% return before expenses) —
before expense
reimbursement	$1,000.00	$1,006.95	3.61%	$18.21
Advisor Class A Hypothetical
(5% return before expenses) —
after expense
reimbursement	$1,000.00	$1,016.86	1.64%	$8.31
Advisor Class C Actual — before
expense reimbursement	$1,000.00	$1,140.80	4.11%	$22.12
Advisor Class C Actual — after
expense reimbursement	$1,000.00	$1,140.80	2.14%	$11.52
Advisor Class C Hypothetical
(5% return before expenses) —
before expense
reimbursement	$1,000.00	$1,004.44	4.11%	$20.71
Advisor Class C Hypothetical
(5% return before expenses) —
after expense
reimbursement	$1,000.00	$1,014.34	2.14%	$10.84

The Paradigm Fund
No Load Class Actual — before
expense reimbursement	$1,000.00	$1,106.60	1.78%	$9.43
No Load Class Actual — after
expense reimbursement	$1,000.00	$1,106.60	1.64%	$8.68
No Load Class Hypothetical
(5% return before expenses) —
before expense
reimbursement	$1,000.00	$1,016.15	1.78%	$9.02
No Load Class Hypothetical
(5% return before expenses) —
after expense
reimbursement	$1,000.00	$1,016.86	1.64%	$8.31

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Expense Example — (Continued)
December 31, 2012

	Beginning	Ending
	Account	Account		Expenses Paid
	Value	Value	Annualized	During Period*
	(7/1/12)	(12/31/12)	Expense Ratio	(7/1/12 to 12/31/12)
Advisor Class A Actual — before
expense reimbursement	$1,000.00	$1,105.20	2.03%	$10.74
Advisor Class A Actual — after
expense reimbursement	$1,000.00	$1,105.20	1.89%	$10.00
Advisor Class A Hypothetical
(5% return before expenses) —
before expense
reimbursement	$1,000.00	$1,014.89	2.03%	$10.28
Advisor Class A Hypothetical
(5% return before expenses) —
after expense
reimbursement	$1,000.00	$1,015.60	1.89%	$9.58
Advisor Class C Actual — before
expense reimbursement	$1,000.00	$1,102.10	2.53%	$13.37
Advisor Class C Actual — after
expense reimbursement	$1,000.00	$1,102.10	2.39%	$12.63
Advisor Class C Hypothetical
(5% return before expenses) —
before expense
reimbursement	$1,000.00	$1,012.38	2.53%	$12.80
Advisor Class C Hypothetical
(5% return before expenses) —
after expense
reimbursement	$1,000.00	$1,013.08	2.39%	$12.09
Institutional Class Actual — before
expense reimbursement	$1,000.00	$1,107.40	1.73%	$9.16
Institutional Class Actual — after
expense reimbursement	$1,000.00	$1,107.40	1.44%	$7.63
Institutional Class Hypothetical
(5% return before expenses) —
before expense
reimbursement	$1,000.00	$1,016.40	1.73%	$8.77
Institutional Class Hypothetical
(5% return before expenses) —
after expense
reimbursement	$1,000.00	$1,017.86	1.44%	$7.30

The Medical Fund
No Load Class Actual — before
expense reimbursement	$1,000.00	$1,002.50	2.20%	$11.07
No Load Class Actual — after
expense reimbursement	$1,000.00	$1,002.50	1.39%	$7.00
No Load Class Hypothetical
(5% return before expenses) —
before expense
reimbursement	$1,000.00	$1,014.04	2.20%	$11.14

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Expense Example — (Continued)
December 31, 2012

	Beginning	Ending
	Account	Account		Expenses Paid
	Value	Value	Annualized	During Period*
	(7/1/12)	(12/31/12)	Expense Ratio	(7/1/12 to 12/31/12)
No Load Class Hypothetical
(5% return before expenses) —
after expense
reimbursement	$1,000.00	$1,018.11	1.39%	$7.05
Advisor Class A Actual — before
expense reimbursement	$1,000.00	$1,001.10	2.45%	$12.32
Advisor Class A Actual — after
expense reimbursement	$1,000.00	$1,001.10	1.64%	$8.25
Advisor Class A Hypothetical
(5% return before expenses) —
before expense
reimbursement	$1,000.00	$1,012.78	2.45%	$12.40
Advisor Class A Hypothetical
(5% return before expenses) —
after expense
reimbursement	$1,000.00	$1,016.86	1.64%	$8.31
Advisor Class C Actual — before
expense reimbursement	$1,000.00	$999.30	2.95%	$14.83
Advisor Class C Actual — after
expense reimbursement	$1,000.00	$999.30	2.14%	$10.75
Advisor Class C Hypothetical
(5% return before expenses) —
before expense
reimbursement	$1,000.00	$1,010.27	2.95%	$14.91
Advisor Class C Hypothetical
(5% return before expenses) —
after expense
reimbursement	$1,000.00	$1,014.34	2.14%	$10.84

The Small Cap Opportunities Fund
No Load Class Actual — before
expense reimbursement	$1,000.00	$1,129.20	1.90%	$10.17
No Load Class Actual — after
expense reimbursement	$1,000.00	$1,129.20	1.64%	$8.78
No Load Class Hypothetical
(5% return before expenses) —
before expense
reimbursement	$1,000.00	$1,015.55	1.90%	$9.63
No Load Class Hypothetical
(5% return before expenses) —
after expense
reimbursement	$1,000.00	$1,016.86	1.64%	$8.31
Advisor Class A Actual — before
expense reimbursement	$1,000.00	$1,128.00	2.15%	$11.50
Advisor Class A Actual — after
expense reimbursement	$1,000.00	$1,128.00	1.89%	$10.11

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Expense Example — (Continued)
December 31, 2012

	Beginning	Ending
	Account	Account		Expenses Paid
	Value	Value	Annualized	During Period*
	(7/1/12)	(12/31/12)	Expense Ratio	(7/1/12 to 12/31/12)
Advisor Class A Hypothetical
(5% return before expenses) —
before expense
reimbursement	$1,000.00	$1,014.29	2.15%	$10.89
Advisor Class A Hypothetical
(5% return before expenses) —
after expense
reimbursement	$1,000.00	$1,015.60	1.89%	$9.58
Advisor Class C Actual — before
expense reimbursement	$1,000.00	$1,124.70	2.65%	$14.15
Advisor Class C Actual — after
expense reimbursement	$1,000.00	$1,124.70	2.39%	$12.76
Advisor Class C Hypothetical
(5% return before expenses) —
before expense
reimbursement	$1,000.00	$1,011.78	2.65%	$13.40
Advisor Class C Hypothetical
(5% return before expenses) —
after expense
reimbursement	$1,000.00	$1,013.08	2.39%	$12.09
Institutional Class Actual — before
expense reimbursement	$1,000.00	$1,130.40	1.85%	$9.91
Institutional Class Actual — after
expense reimbursement	$1,000.00	$1,130.40	1.44%	$7.71
Institutional Class Hypothetical
(5% return before expenses) —
before expense
reimbursement	$1,000.00	$1,015.80	1.85%	$9.37
Institutional Class Hypothetical
(5% return before expenses) —
after expense
reimbursement	$1,000.00	$1,017.86	1.44%	$7.30

The Market Opportunities Fund
No Load Class Actual — before
expense reimbursement	$1,000.00	$1,088.70	1.98%	$10.40
No Load Class Actual — after
expense reimbursement	$1,000.00	$1,088.70	1.64%	$8.61
No Load Class Hypothetical
(5% return before expenses) —
before expense
reimbursement	$1,000.00	$1,015.15	1.98%	$10.03
No Load Class Hypothetical
(5% return before expenses) —
after expense
reimbursement	$1,000.00	$1,016.86	1.64%	$8.31
Advisor Class A Actual — before
expense reimbursement	$1,000.00	$1,088.10	2.23%	$11.70

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Expense Example — (Continued)
December 31, 2012

	Beginning	Ending
	Account	Account		Expenses Paid
	Value	Value	Annualized	During Period*
	(7/1/12)	(12/31/12)	Expense Ratio	(7/1/12 to 12/31/12)
Advisor Class A Actual — after
expense reimbursement	$1,000.00	$1,088.10	1.89%	$9.92
Advisor Class A Hypothetical
(5% return before expenses) —
before expense
reimbursement	$1,000.00	$1,013.89	2.23%	$11.29
Advisor Class A Hypothetical
(5% return before expenses) —
after expense
reimbursement	$1,000.00	$1,015.60	1.89%	$9.58
Advisor Class C Actual — before
expense reimbursement	$1,000.00	$1,085.00	2.73%	$14.31
Advisor Class C Actual — after
expense reimbursement	$1,000.00	$1,085.00	2.39%	$12.53
Advisor Class C Hypothetical
(5% return before expenses) —
before expense
reimbursement	$1,000.00	$1,011.38	2.73%	$13.80
Advisor Class C Hypothetical
(5% return before expenses) —
after expense
reimbursement	$1,000.00	$1,013.08	2.39%	$12.09
Institutional Class Actual — before
expense reimbursement	$1,000.00	$1,089.70	1.93%	$10.14
Institutional Class Actual — after
expense reimbursement	$1,000.00	$1,089.70	1.44%	$7.56
Institutional Class Hypothetical
(5% return before expenses) —
before expense
reimbursement	$1,000.00	$1,015.40	1.93%	$9.78
Institutional Class Hypothetical
(5% return before expenses) —
after expense
reimbursement	$1,000.00	$1,017.86	1.44%	$7.30

The Water Infrastructure Fund
No Load Class Actual — before
expense reimbursement	$1,000.00	$1,037.70	2.50%	$12.81
No Load Class Actual — after
expense reimbursement	$1,000.00	$1,037.70	1.64%	$8.40
No Load Class Hypothetical
(5% return before expenses) —
before expense
reimbursement	$1,000.00	$1,012.53	2.50%	$12.65
No Load Class Hypothetical
(5% return before expenses) —
after expense
reimbursement	$1,000.00	$1,016.86	1.64%	$8.31

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Expense Example — (Continued)
December 31, 2012

	Beginning	Ending
	Account	Account		Expenses Paid
	Value	Value	Annualized	During Period*
	(7/1/12)	(12/31/12)	Expense Ratio	(7/1/12 to 12/31/12)
Advisor Class A Actual — before
expense reimbursement	$1,000.00	$1,036.20	2.75%	$14.08
Advisor Class A Actual — after
expense reimbursement	$1,000.00	$1,036.20	1.89%	$9.67
Advisor Class A Hypothetical
(5% return before expenses) —
before expense
reimbursement	$1,000.00	$1,011.27	2.75%	$13.90
Advisor Class A Hypothetical
(5% return before expenses) —
after expense
reimbursement	$1,000.00	$1,015.60	1.89%	$9.58
Advisor Class C Actual — before
expense reimbursement	$1,000.00	$1,033.10	3.25%	$16.61
Advisor Class C Actual — after
expense reimbursement	$1,000.00	$1,033.10	2.39%	$12.21
Advisor Class C Hypothetical
(5% return before expenses) —
before expense
reimbursement	$1,000.00	$1,008.76	3.25%	$16.41
Advisor Class C Hypothetical
(5% return before expenses) —
after expense
reimbursement	$1,000.00	$1,013.08	2.39%	$12.09
Institutional Class Actual — before
expense reimbursement	$1,000.00	$1,038.20	2.45%	$12.55
Institutional Class Actual — after
expense reimbursement	$1,000.00	$1,038.20	1.44%	$7.38
Institutional Class Hypothetical
(5% return before expenses) —
before expense
reimbursement	$1,000.00	$1,012.78	2.45%	$12.40
Institutional Class Hypothetical
(5% return before expenses) —
after expense
reimbursement	$1,000.00	$1,017.86	1.44%	$7.30

The Multi-Disciplinary Fund
No Load Class Actual — before
expense reimbursement	$1,000.00	$1,083.80	1.96%	$10.27
No Load Class Actual — after
expense reimbursement	$1,000.00	$1,083.80	1.49%	$7.80
No Load Class Hypothetical
(5% return before expenses) —
before expense
reimbursement	$1,000.00	$1,015.25	1.96%	$9.93

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Expense Example — (Continued)
December 31, 2012

	Beginning	Ending
	Account	Account		Expenses Paid
	Value	Value	Annualized	During Period*
	(7/1/12)	(12/31/12)	Expense Ratio	(7/1/12 to 12/31/12)
No Load Class Hypothetical
(5% return before expenses) —
after expense
reimbursement	$1,000.00	$1,017.61	1.49%	$7.56
Advisor Class A Actual — before
expense reimbursement	$1,000.00	$1,082.90	2.21%	$11.57
Advisor Class A Actual — after
expense reimbursement	$1,000.00	$1,082.90	1.74%	$9.11
Advisor Class A Hypothetical
(5% return before expenses) —
before expense
reimbursement	$1,000.00	$1,013.99	2.21%	$11.19
Advisor Class A Hypothetical
(5% return before expenses) —
after expense
reimbursement	$1,000.00	$1,016.35	1.74%	$8.82
Advisor Class C Actual — before
expense reimbursement	$1,000.00	$1,079.80	2.71%	$14.17
Advisor Class C Actual — after
expense reimbursement	$1,000.00	$1,079.80	2.24%	$11.71
Advisor Class C Hypothetical
(5% return before expenses) —
before expense
reimbursement	$1,000.00	$1,011.48	2.71%	$13.70
Advisor Class C Hypothetical
(5% return before expenses) —
after expense
reimbursement	$1,000.00	$1,013.84	2.24%	$11.34
Institutional Class Actual — before
expense reimbursement	$1,000.00	$1,084.50	1.91%	$10.01
Institutional Class Actual — after
expense reimbursement	$1,000.00	$1,084.50	1.29%	$6.76
Institutional Class Hypothetical
(5% return before expenses) —
before expense
reimbursement	$1,000.00	$1,015.50	1.91%	$9.68
Institutional Class Hypothetical
(5% return before expenses) —
after expense
reimbursement	$1,000.00	$1,018.61	1.29%	$6.55

Note:	Each Feeder Fund records its proportionate share of the respective Master Portfolio’s expenses on a daily basis. Any expense reductions include Feeder Fund-specific expenses as well as the expenses allocated for the Master Portfolio.

*	Expenses are equal to the Feeder Fund’s annualized expense ratio before expense reimbursement and after expense reimbursement multiplied by the average account value over the period, multiplied by 184/366.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Assets & Liabilities
December 31, 2012

	The Internet Fund	The Global Fund
ASSETS:
Investments in the Master Portfolio, at value*	$156,697,785	$6,530,964
Receivable from Adviser	—	15,645
Receivable for Fund shares sold	510,784	1,038
Prepaid expenses and other assets	21,904	14,030
Total Assets	157,230,473	6,561,677
LIABILITIES:
Payable for Master Portfolio interest purchased	51,396	770
Payable to Directors and Officers	2,738	117
Payable for Fund shares repurchased	459,388	268
Payable for shareholder servicing fees	32,906	1,361
Payable for distribution fees	597	454
Accrued expenses and other liabilities	83,020	13,245
Total Liabilities	630,045	16,215
Net Assets	$156,600,428	$6,545,462
NET ASSETS CONSIST OF:
Paid in capital	$116,134,188	$6,395,325
Accumulated net investment income (loss)	43,841	(78,186)
Accumulated net realized gain (loss) on investments
and foreign currency	2,435,857	(409,858)
Net unrealized appreciation on:
Investments and foreign currency	37,986,542	638,181
Net Assets	$156,600,428	$6,545,462
CALCULATION OF NET ASSET VALUE PER SHARE — NO LOAD CLASS:
Net Assets	$155,036,350	$5,068,976
Shares outstanding	3,590,465	1,076,195
Net asset value per share (offering price and redemption price)	$43.18	$4.71
CALCULATION OF NET ASSET VALUE PER SHARE — ADVISOR CLASS A:
Net Assets	$1,379,053	$1,093,010
Shares outstanding	32,605	232,238
Net asset value per share (redemption price)	$42.30	$4.71
Offering price per share ($42.30 divided by .9425 and $4.71
divided by .9425)	$44.88	$5.00
CALCULATION OF NET ASSET VALUE PER SHARE — ADVISOR CLASS C:
Net Assets	$185,025	$383,476
Shares outstanding	4,536	82,947
Net asset value per share (offering price and redemption price)	$40.79	$4.62

*	Each Feeder Fund invests all or generally all its assets directly in the corresponding Master Portfolio.The financial statements for the Master Portfolios, along with the portfolio of investments in securities, are contained elsewhere in this report and should be read in conjunction with the Feeder Funds’ financial statements.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Assets & Liabilities — (Continued)
December 31, 2012

	The Paradigm	The Medical
	Fund	Fund
ASSETS:
Investments in the Master Portfolio, at value*	$846,812,609	$17,290,258
Receivable from Adviser	102,460	11,070
Receivable for Master Portfolio interest sold	—	501
Receivable for Fund shares sold	10,102,454	36,521
Prepaid expenses and other assets	55,700	10,355
Total Assets	857,073,223	17,348,705
LIABILITIES:
Payable for Master Portfolio interest purchased	7,982,527	—
Payable to Directors and Officers	18,929	413
Payable for Fund shares repurchased	2,119,926	37,022
Payable for shareholder servicing fees	144,117	3,705
Payable for distribution fees	189,276	1,959
Accrued expenses and other liabilities	292,808	18,762
Total Liabilities	10,747,583	61,861
Net Assets	$846,325,640	$17,286,844
NET ASSETS CONSIST OF:
Paid in capital	$1,594,235,372	$18,361,010
Accumulated net investment income (loss)	(9,449,805)	28,372
Accumulated net realized gain (loss) on investments and
foreign currency	(782,445,966)	73,596
Net unrealized appreciation (depreciation) on:
Investments and foreign currency	43,986,039	(1,176,134)
Net Assets	$846,325,640	$17,286,844
CALCULATION OF NET ASSET VALUE PER SHARE — NO LOAD CLASS:
Net Assets	$416,695,930	$14,253,738
Shares outstanding	17,371,289	799,707
Net asset value per share (offering price and redemption price)	$23.99	$17.82
CALCULATION OF NET ASSET VALUE PER SHARE — ADVISOR CLASS A:
Net Assets	$135,746,930	$2,583,130
Shares outstanding	5,755,426	149,029
Net asset value per share (redemption price)	$23.59	$17.33
Offering price per share ($23.59 divided by .9425 and $17.33
divided by .9425)	$25.03	$18.39
CALCULATION OF NET ASSET VALUE PER SHARE — ADVISOR CLASS C:
Net Assets	$101,404,993	$449,976
Shares outstanding	4,474,445	26,182
Net asset value per share (offering price and redemption price)	$22.66	$17.19
CALCULATION OF NET ASSET VALUE PER SHARE — INSTITUTIONAL CLASS:
Net Assets	$192,477,787	N/A
Shares outstanding	8,041,850	N/A
Net asset value per share (offering price and redemption price)	$23.93	N/A

*	Each Feeder Fund invests all or generally all its assets directly in the corresponding Master Portfolio. The financial statements for the Master Portfolios, along with the portfolio of investments in securities, are contained elsewhere in this report and should be read in conjunction with the Feeder Funds’ financial statements.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Assets & Liabilities — (Continued)
December 31, 2012

	The Small Cap	The Market
	Opportunities	Opportunities
	Fund	Fund
ASSETS:
Investments in the Master Portfolio, at value*	$81,561,915	$43,627,159
Receivable from Adviser	12,579	11,339
Receivable for Master Portfolio interest sold	97,774	46,888
Receivable for Fund shares sold	35,400	307
Prepaid expenses and other assets	17,806	7,829
Total Assets	81,725,474	43,693,522
LIABILITIES:
Payable to Directors and Officers	1,881	1,016
Payable for Fund shares repurchased	133,174	47,195
Payable for shareholder servicing fees	15,794	9,038
Payable for distribution fees	6,785	6,820
Accrued expenses and other liabilities	44,445	21,198
Total Liabilities	202,079	85,267
Net Assets	$81,523,395	$43,608,255
NET ASSETS CONSIST OF:
Paid in capital	$233,178,932	$70,660,142
Accumulated net investment loss	(747,038)	(1,156,606)
Accumulated net realized loss on investments and
foreign currency	(160,630,266)	(29,750,789)
Net unrealized appreciation on:
Investments and foreign currency	9,721,767	3,855,508
Net Assets	$81,523,395	$43,608,255
CALCULATION OF NET ASSET VALUE PER SHARE — NO LOAD CLASS:
Net Assets	$63,947,015	$32,929,424
Shares outstanding	2,540,972	2,726,015
Net asset value per share (offering price and redemption price)	$25.17	$12.08
CALCULATION OF NET ASSET VALUE PER SHARE — ADVISOR CLASS A:
Net Assets	$7,558,368	$6,517,719
Shares outstanding	305,193	539,905
Net asset value per share (redemption price)	$24.77	$12.07
Offering price per share ($24.77 divided by .9425 and $12.07
divided by .9425)	$26.28	$12.81
CALCULATION OF NET ASSET VALUE PER SHARE — ADVISOR CLASS C:
Net Assets	$2,536,166	$3,931,849
Shares outstanding	104,157	329,392
Net asset value per share (offering price and redemption price)	$24.35	$11.94
CALCULATION OF NET ASSET VALUE PER SHARE — INSTITUTIONAL CLASS:
Net Assets	$7,481,846	$229,263
Shares outstanding	295,513	18,946
Net asset value per share (offering price and redemption price)	$25.32	$12.10

*	Each Feeder Fund invests all or generally all its assets directly in the corresponding Master Portfolio. The financial statements for the Master Portfolios, along with the portfolio of investments in securities, are contained elsewhere in this report and should be read in conjunction with the Feeder Funds’ financial statements.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Assets & Liabilities — (Continued)
December 31, 2012

	The Water	The Multi-
	Infrastructure	Disciplinary
	Fund	Fund
ASSETS:
Investments in the Master Portfolio, at value*	$10,687,314	$59,407,989
Receivable from Adviser	8,237	20,981
Receivable for Fund shares sold	17,756	827,786
Prepaid expenses and other assets	15,002	5,963
Total Assets	10,728,309	60,262,719
LIABILITIES:
Payable for Master Portfolio interest purchased	5,632	739,060
Payable to Directors and Officers	267	995
Payable for Fund shares repurchased	12,124	88,726
Payable for shareholder servicing fees	2,035	10,938
Payable for distribution fees	4,113	9,993
Accrued expenses and other liabilities	14,920	21,398
Total Liabilities	39,091	871,110
Net Assets	$10,689,218	$59,391,609
NET ASSETS CONSIST OF:
Paid in capital	$19,220,635	$57,480,401
Accumulated net investment loss	(72,455)	(433,001)
Accumulated net realized gain (loss) on investments,
foreign currency and written option contracts	(8,409,529)	998,902
Net unrealized appreciation (depreciation) on:
Investments and foreign currency	(49,601)	(1,115,667)
Written option contracts	168	2,450,782
Short sales	—	10,192
Net Assets	$10,689,218	$59,391,609
CALCULATION OF NET ASSET VALUE PER SHARE — NO LOAD CLASS:
Net Assets	$4,699,438	$19,566,013
Shares outstanding	564,061	1,766,444
Net asset value per share (offering price and redemption price)	$8.33	$11.08
CALCULATION OF NET ASSET VALUE PER SHARE — ADVISOR CLASS A:
Net Assets	$2,597,348	$25,764,483
Shares outstanding	311,491	2,335,526
Net asset value per share (redemption price)	$8.34	$11.03
Offering price per share ($8.34 divided by .9425 and $11.03
divided by .9425)	$8.85	$11.70
CALCULATION OF NET ASSET VALUE PER SHARE — ADVISOR CLASS C:
Net Assets	$1,763,421	$7,484,710
Shares outstanding	214,374	682,960
Net asset value per share (offering price and redemption price)	$8.23	$10.96
CALCULATION OF NET ASSET VALUE PER SHARE — INSTITUTIONAL CLASS:
Net Assets	$1,629,011	$6,576,403
Shares outstanding	193,941	591,854
Net asset value per share (offering price and redemption price)	$8.40	$11.11

*	Each Feeder Fund invests all or generally all its assets directly in the corresponding Master Portfolio. The financial statements for the Master Portfolios, along with the portfolio of investments in securities, are contained elsewhere in this report and should be read in conjunction with the Feeder Funds’ financial statements.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Operations
For the Year Ended December 31, 2012

	The Internet	The Global
	Fund	Fund
INVESTMENT INCOME (LOSS) ALLOCATED FROM MASTER PORTFOLIOS:
Dividends†	$1,741,117	$98,481
Interest	564	71
Income from securities lending	74,799	23,120
Expenses allocated from Master Portfolio	(1,627,229)	(99,368)
Net investment income from Master Portfolio	189,251	22,304
EXPENSES:
Distribution fees – Advisor Class A	2,789	2,183
Distribution fees – Advisor Class C	955	1,533
Shareholder servicing fees – Advisor Class A	2,789	2,183
Shareholder servicing fees – Advisor Class C	318	511
Shareholder servicing fees – No Load Class	294,163	11,402
Transfer agent fees and expenses	161,735	19,510
Reports to shareholders	85,070	2,508
Administration fees	51,211	3,209
Professional fees	20,300	8,348
Directors’ and Officers’ fees and expenses	11,652	549
Registration fees	40,897	42,513
Fund accounting fees	5,835	282
Other expenses	4,691	246
Total expenses	682,405	94,977
Less, expense reimbursement	(59,425)	(112,253)
Net expenses	622,980	(17,276)
Net investment income (loss)	(433,729)	39,580
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
ALLOCATED FROM MASTER PORTFOLIOS:
Net realized gain on:
Investments and foreign currency	4,839,728	104,946
Net change in unrealized appreciation of:
Investments and foreign currency	19,949,877	1,011,339
Net gain on investments	24,789,605	1,116,285
Net increase in net assets resulting from operations	$24,355,876	$1,155,865
† Net of foreign taxes withheld of:	$14,402	$6,294

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Operations — (Continued)
For the Year Ended December 31, 2012

	The Paradigm	The Medical
	Fund	Fund
INVESTMENT INCOME ALLOCATED FROM MASTER PORTFOLIOS:
Dividends†	$11,550,442	$540,708
Interest	528,834	88
Income from securities lending	3,493,243	41,991
Expenses allocated from Master Portfolio	(11,346,975)	(274,245)
Net investment income from Master Portfolio	4,225,544	308,542
EXPENSES:
Distribution fees – Advisor Class A	344,370	7,667
Distribution fees – Advisor Class C	788,064	3,830
Shareholder servicing fees – Advisor Class A	344,370	7,667
Shareholder servicing fees – Advisor Class C	262,688	1,277
Shareholder servicing fees – No Load Class	1,056,270	38,797
Shareholder servicing fees – Institutional Class	341,048	—
Transfer agent fees and expenses	415,098	28,797
Reports to shareholders	353,598	9,193
Administration fees	361,545	8,334
Professional fees	99,635	9,912
Directors’ and Officers’ fees and expenses	83,388	1,939
Registration fees	64,648	40,689
Fund accounting fees	42,026	966
Other expenses	43,219	1,184
Total expenses	4,599,967	160,252
Less, expense waiver for Institutional Class shareholder
servicing fees	(255,786)	—
Less, expense reimbursement	(1,191,745)	(157,559)
Net expenses	3,152,436	2,693
Net investment income	1,073,108	305,849
REALIZED AND UNREALIZED GAIN ON INVESTMENTS ALLOCATED
FROM MASTER PORTFOLIOS:
Net realized gain on:
Investments and foreign currency	36,593,980	522,636
Realized gain distributions received from other investment companies	690,182	—
Net change in unrealized appreciation of:
Investments and foreign currency	127,689,744	852,539
Net gain on investments	164,973,906	1,375,175
Net increase in net assets resulting from operations	$166,047,014	$1,681,024
† Net of foreign taxes withheld of:	$322,029	$21,354

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Operations — (Continued)
For the Year Ended December 31, 2012

	The Small Cap	The Market
	Opportunities	Opportunities
	Fund	Fund
INVESTMENT INCOME ALLOCATED FROM MASTER PORTFOLIOS:
Dividends†	$1,352,631	$772,612
Interest	115	558
Income from securities lending	73,536	54,569
Expenses allocated from Master Portfolio	(1,201,322)	(631,718)
Net investment income from Master Portfolio	224,960	196,021
EXPENSES:
Distribution fees — Advisor Class A	18,637	18,743
Distribution fees — Advisor Class C	18,397	30,983
Shareholder servicing fees — Advisor Class A	18,637	18,743
Shareholder servicing fees — Advisor Class C	6,133	10,328
Shareholder servicing fees — No Load Class	167,819	80,975
Shareholder servicing fees — Institutional Class	13,227	466
Transfer agent fees and expenses	57,626	29,279
Reports to shareholders	48,402	8,670
Administration fees	36,214	19,833
Professional fees	16,986	12,736
Directors’ and Officers’ fees and expenses	8,301	4,550
Registration fees	52,289	49,142
Fund accounting fees	4,219	2,229
Other expenses	4,294	1,956
Total expenses	471,181	288,633
Less, expense waiver for Institutional Class shareholder
servicing fees	(9,920)	(350)
Less, expense reimbursement	(266,933)	(145,018)
Net expenses	194,328	143,265
Net investment income	30,632	52,756
REALIZED AND UNREALIZED GAIN ON INVESTMENTS ALLOCATED
FROM MASTER PORTFOLIOS:
Net realized gain on:
Investments and foreign currency	7,737,037	4,862,677
Realized gain distributions received from other
investment companies	97,569	—
Net change in unrealized appreciation of:
Investments and foreign currency	12,106,767	2,198,282
Net gain on investments	19,941,373	7,060,959
Net increase in net assets resulting from operations	$19,972,005	$7,113,715
† Net of foreign taxes withheld of:	$15,388	$33,073

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Operations — (Continued)
For the Year Ended December 31, 2012

	The Water	The Multi-
	Infrastructure	Disciplinary
	Fund	Fund
INVESTMENT INCOME ALLOCATED FROM MASTER PORTFOLIOS:
Dividends†	$5,389	$62,720
Interest	391,545	1,906,264
Income from securities lending	1,519	5,235
Expenses allocated from Master Portfolio	(170,594)	(610,628)
Net investment income from Master Portfolio	227,859	1,363,591
EXPENSES:
Distribution fees — Advisor Class A	9,623	39,429
Distribution fees — Advisor Class C	16,457	36,636
Shareholder servicing fees — Advisor Class A	9,623	39,429
Shareholder servicing fees — Advisor Class C	5,486	12,212
Shareholder servicing fees — No Load Class	10,965	41,323
Shareholder servicing fees — Institutional Class	2,078	10,582
Transfer agent fees and expenses	22,392	30,215
Reports to shareholders	4,820	4,996
Administration fees	4,989	19,557
Professional fees	9,943	13,042
Directors’ and Officers’ fees and expenses	1,140	4,263
Registration fees	48,404	55,779
Fund accounting fees	574	2,155
Other expenses	662	673
Total expenses	147,156	310,291
Less, expense waiver for Institutional Class shareholder
servicing fees	(1,558)	(7,936)
Less, expense reimbursement	(104,109)	(214,592)
Net expenses	41,489	87,763
Net investment income	186,370	1,275,828
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ALLOCATED
FROM MASTER PORTFOLIOS:
Net realized gain (loss) on:
Investments and foreign currency	(584,280)	(544,721)
Written option contracts expired or closed	893,762	1,721,731
Realized gain distributions received from other
investment companies	35	—
Net change in unrealized appreciation (depreciation) of:
Investments and foreign currency	675,730	218,823
Written option contracts	(70,908)	2,515,131
Securities sold short	—	10,192
Net gain on investments	914,339	3,921,156
Net increase in net assets resulting from operations	$1,100,709	$5,196,984
† Net of foreign taxes withheld of:	$328	$—

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Changes in Net Assets

	The Internet Fund		The Global Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
OPERATIONS:
Net investment Income (loss)	$(433,729)	$(1,096,299)	$39,580	$71,310
Net realized gain (loss) on sale of
investments and foreign currency	4,839,728	27,593,691	104,946	(78,534)
Net change in unrealized appreciation
(depreciation) of investments and
foreign currency	19,949,877	(28,535,697)	1,011,339	(940,717)
Net increase (decrease) in net assets
resulting from operations	24,355,876	(2,038,305)	1,155,865	(947,941)
DISTRIBUTIONS TO SHAREHOLDERS —
NO LOAD CLASS:
Net investment income	—	—	(123,429)	(27,956)
Net realized gains	(5,207,093)	(726,004)	—	—
Total distributions	(5,207,093)	(726,004)	(123,429)	(27,956)
DISTRIBUTIONS TO SHAREHOLDERS —
ADVISOR CLASS A:
Net investment income	—	—	(24,753)	(3,015)
Net realized gains	(46,661)	(7,458)	—	—
Total distributions	(46,661)	(7,458)	(24,753)	(3,015)
DISTRIBUTIONS TO SHAREHOLDERS —
ADVISOR CLASS C:
Net investment income	—	—	(8,334)	(862)
Net realized gains	(6,516)	(750)	—	—
Total distributions	(6,516)	(750)	(8,334)	(862)
CAPITAL SHARE TRANSACTIONS —
NO LOAD CLASS:
Proceeds from shares sold	46,371,634	9,007,831	1,878,282	854,112
Redemption fees	4,548	1,415	6	67
Proceeds from shares issued to holders
in reinvestment of dividends	5,050,816	700,007	115,580	26,809
Cost of shares redeemed	(19,118,564)	(16,207,678)	(1,366,910)	(1,074,958)
Net increase (decrease) in net assets
resulting from capital share
transactions	32,308,434	(6,498,425)	626,958	(193,970)
CAPITAL SHARE TRANSACTIONS —
ADVISOR CLASS A:
Proceeds from shares sold	509,770	456,786	1,116,949	1,393,642
Redemption fees	—	472	385	24
Proceeds from shares issued to holders
in reinvestment of dividends	38,332	6,259	22,174	2,535
Cost of shares redeemed	(394,222)	(1,285,526)	(591,598)	(1,465,527)
Net increase (decrease) in net assets
resulting from capital share
transactions	153,880	(822,009)	547,910	(69,326)

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Changes in Net Assets — (Continued)

	The Internet Fund		The Global Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
CAPITAL SHARE TRANSACTIONS —
ADVISOR CLASS C:
Proceeds from shares sold	$82,925	$72,209	$238,490	$81,516
Redemption fees	—	48	—	—
Proceeds from shares issued to holders
in reinvestment of dividends	4,595	587	7,789	690
Cost of shares redeemed	(25,134)	(173,561)	(8,967)	(17,713)
Net increase (decrease) in net assets
resulting from capital share
transactions	62,386	(100,717)	237,312	64,493
TOTAL INCREASE (DECREASE)
IN NET ASSETS:	51,620,306	(10,193,668)	2,411,529	(1,178,577)
NET ASSETS:
Beginning of year	104,980,122	115,173,790	4,133,933	5,312,510
End of year*	$156,600,428	$104,980,122	$6,545,462	$4,133,933
* Including undistributed net investment
income (loss) of:	$43,841	$(76,659)	$(78,186)	$(14,339)
CHANGES IN SHARES OUTSTANDING —
NO LOAD CLASS:
Shares sold	1,069,839	230,227	427,158	187,091
Shares issued in reinvestments of
dividends and distributions	118,341	19,268	24,697	6,839
Shares redeemed	(461,243)	(421,841)	(301,524)	(239,805)
Net increase (decrease) in
shares outstanding	726,937	(172,346)	150,331	(45,875)
CHANGES IN SHARES OUTSTANDING —
ADVISOR CLASS A:
Shares sold	12,322	11,867	258,844	327,883
Shares issued in reinvestments of
dividends and distributions	917	175	4,738	647
Shares redeemed	(10,094)	(34,153)	(131,342)	(379,627)
Net increase (decrease) in
shares outstanding	3,145	(22,111)	132,240	(51,097)
CHANGES IN SHARES OUTSTANDING —
ADVISOR CLASS C:
Shares sold	2,130	1,950	54,697	18,569
Shares issued in reinvestments of
dividends and distributions	114	17	1,693	178
Shares redeemed	(674)	(4,487)	(2,056)	(3,952)
Net increase (decrease) in
shares outstanding	1,570	(2,520)	54,334	14,795

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Changes in Net Assets — (Continued)

	The Paradigm Fund		The Medical Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
OPERATIONS:
Net investment income (loss)	$1,073,108	$(46,910)	$305,849	$239,555
Net realized gain on sale of investments,
foreign currency and distributions
received from other investment
companies	37,284,162	212,406,328	522,636	3,617,656
Net change in unrealized appreciation
(depreciation) of investments and
foreign currency	127,689,744	(365,310,403)	852,539	(2,711,129)
Net increase (decrease) in net assets
resulting from operations	166,047,014	(152,950,985)	1,681,024	1,146,082
DISTRIBUTIONS TO SHAREHOLDERS —
NO LOAD CLASS:
Net investment income	(2,091,661)	(4,007,796)	(256,326)	(200,893)
Net realized gains	—	—	(1,561,461)	(1,192,805)
Total distributions	(2,091,661)	(4,007,796)	(1,817,787)	(1,393,698)
DISTRIBUTIONS TO SHAREHOLDERS —
ADVISOR CLASS A:
Net investment income	(146,854)	(1,391,271)	(40,937)	(34,435)
Net realized gains	—	—	(297,758)	(246,769)
Total distributions	(146,854)	(1,391,271)	(338,695)	(281,204)
DISTRIBUTIONS TO SHAREHOLDERS —
ADVISOR CLASS C:
Net investment income	—	(1,004,773)	(4,623)	(2,620)
Net realized gains	—	—	(51,491)	(43,898)
Total distributions	—	(1,004,773)	(56,114)	(46,518)
DISTRIBUTIONS TO SHAREHOLDERS —
INSTITUTIONAL CLASS:
Net investment income	(1,577,657)	(1,249,019)	N/A	N/A
Total distributions	(1,577,657)	(1,249,019)	N/A	N/A
CAPITAL SHARE TRANSACTIONS —
NO LOAD CLASS:
Proceeds from shares sold	64,026,639	81,461,468	726,629	5,372,018
Redemption fees	3,832	14,659	179	1,103
Proceeds from shares issued to holders
in reinvestment of dividends	1,971,657	3,758,915	1,796,827	1,372,906
Cost of shares redeemed	(161,429,928)	(255,358,638)	(4,192,023)	(15,711,342)
Net decrease in net assets resulting
from capital share transactions	(95,427,800)	(170,123,596)	(1,668,388)	(8,965,315)
CAPITAL SHARE TRANSACTIONS —
ADVISOR CLASS A:
Proceeds from shares sold	18,086,486	19,748,265	313,634	556,628
Redemption fees	796	4,492	2	2
Proceeds from shares issued to holders
in reinvestment of dividends	132,398	1,191,438	201,396	154,881
Cost of shares redeemed	(57,418,386)	(71,780,253)	(1,109,278)	(1,561,750)
Net decrease in net assets resulting
from capital share transactions	(39,198,706)	(50,836,058)	(594,246)	(850,239)

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Changes in Net Assets — (Continued)

	The Paradigm Fund		The Medical Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
CAPITAL SHARE TRANSACTIONS —
ADVISOR CLASS C:
Proceeds from shares sold	$3,849,753	$6,896,487	$36,059	$69,329
Redemption fees	52	700	—	4
Proceeds from shares issued to holders in
reinvestment of dividends	—	888,903	29,798	27,593
Cost of shares redeemed	(25,024,304)	(37,182,568)	(181,789)	(185,030)
Net decrease in net assets resulting
from capital share
transactions	(21,174,499)	(29,396,478)	(115,932)	(88,104)
CAPITAL SHARE TRANSACTIONS —
INSTITUTIONAL CLASS:
Proceeds from shares sold	81,609,346	56,872,249	N/A	N/A
Redemption fees	6,189	1,164	N/A	N/A
Proceeds from shares issued to holders in
reinvestment of dividends	1,311,574	1,124,859	N/A	N/A
Cost of shares redeemed	(57,342,208)	(40,879,049)	N/A	N/A
Net increase in net assets resulting
from capital share
transactions	25,584,901	17,119,223	N/A	N/A
TOTAL INCREASE (DECREASE)
IN NET ASSETS:	32,014,738	(393,840,753)	(2,910,138)	(10,478,996)
NET ASSETS:
Beginning of year	814,310,902	1,208,151,655	20,196,982	30,675,978
End of year*	$846,325,640	$814,310,902	$17,286,844	$20,196,982
* Including undistributed net investment
income (loss) of:	$(9,449,805)	$(13,044,636)	$28,372	$27,668
CHANGES IN SHARES OUTSTANDING —
NO LOAD CLASS:
Shares sold	2,761,190	3,493,271	36,993	261,332
Shares issued in reinvestments of dividends
and distributions	83,157	189,470	101,230	73,183
Shares redeemed	(7,210,869)	(11,423,061)	(211,946)	(784,017)
Net decrease in shares
outstanding	(4,366,522)	(7,740,320)	(73,723)	(449,502)
CHANGES IN SHARES OUTSTANDING —
ADVISOR CLASS A:
Shares sold	793,709	878,122	16,529	27,758
Shares issued in reinvestments of dividends
and distributions	5,675	61,179	11,668	8,463
Shares redeemed	(2,600,387)	(3,243,049)	(56,326)	(79,836)
Net decrease in shares
outstanding	(1,801,003)	(2,303,748)	(28,129)	(43,615)

The accompanying notes are an integral part of these financial statements.

]KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Changes in Net Assets — (Continued)

	The Paradigm Fund		The Medical Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
CHANGES IN SHARES OUTSTANDING —
ADVISOR CLASS C:
Shares sold	180,440	309,869	1,995	3,452
Shares issued in reinvestments of dividends
and distributions	—	47,307	1,741	1,519
Shares redeemed	(1,172,251)	(1,746,653)	(9,532)	(9,606)
Net decrease in shares
outstanding	(991,811)	(1,389,477)	(5,796)	(4,635)
CHANGES IN SHARES OUTSTANDING —
INSTITUTIONAL CLASS:
Shares sold	3,733,029	2,493,278	N/A	N/A
Shares issued in reinvestments of
dividends and distributions	55,434	56,754	N/A	N/A
Shares redeemed	(2,534,864)	(1,881,051)	N/A	N/A
Net increase in shares
outstanding	1,253,599	668,981	N/A	N/A

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Changes in Net Assets — (Continued)

	The Small Cap Opportunities Fund		The Market Opportunities Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2012	December 31, 2011	December 31, 2012	December 31, 2011
OPERATIONS:
Net investment income (loss)	$30,632	$(236,372)	$52,756	$(20,909)
Net realized gain on sale of investments,
foreign currency and distributions
received from other investment
companies	7,834,606	18,650,142	4,862,677	2,024,529
Net change in unrealized appreciation
(depreciation) of investments and
foreign currency	12,106,767	(32,960,313)	2,198,282	(5,576,160)
Net increase (decrease) in net assets
resulting from operations	19,972,005	(14,546,543)	7,113,715	(3,572,540)
DISTRIBUTIONS TO SHAREHOLDERS —
NO LOAD CLASS:
Net investment income	—	(952,070)	(532,781)	(315,801)
Total distributions	—	(952,070)	(532,781)	(315,801)
DISTRIBUTIONS TO SHAREHOLDERS —
ADVISOR CLASS A:
Net investment income	—	(75,653)	(84,630)	(62,348)
Total distributions	—	(75,653)	(84,630)	(62,348)
DISTRIBUTIONS TO SHAREHOLDERS —
ADVISOR CLASS C:
Net investment income	—	(9,932)	(33,350)	(7,494)
Total distributions	—	(9,932)	(33,350)	(7,494)
DISTRIBUTIONS TO SHAREHOLDERS —
INSTITUTIONAL CLASS:
Net investment income	—	(95,993)	(4,195)	(2,363)
Total distributions	—	(95,993)	(4,195)	(2,363)
CAPITAL SHARE TRANSACTIONS —
NO LOAD CLASS:
Proceeds from shares sold	1,841,937	2,296,721	630,318	1,692,138
Redemption fees	434	362	455	562
Proceeds from shares issued to holders
in reinvestment of dividends	—	911,472	531,266	314,608
Cost of shares redeemed	(21,727,814)	(52,799,981)	(3,055,029)	(7,504,122)
Net decrease in net assets resulting
from capital share transactions	(19,885,443)	(49,591,426)	(1,892,990)	(5,496,814)
CAPITAL SHARE TRANSACTIONS —
ADVISOR CLASS A:
Proceeds from shares sold	712,257	754,533	400,180	1,610,815
Redemption fees	23	203	280	30
Proceeds from shares issued to holders
in reinvestment of dividends	—	67,489	69,282	50,424
Cost of shares redeemed	(2,129,011)	(3,763,794)	(3,721,538)	(6,562,768)
Net decrease in net assets resulting
from capital share transactions	(1,416,731)	(2,941,569)	(3,251,796)	(4,901,499)

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Changes in Net Assets — (Continued)

	The Small Cap Opportunities Fund		The Market Opportunities Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
CAPITAL SHARE TRANSACTIONS —
ADVISOR CLASS C:
Proceeds from shares sold	$162,437	$158,678	$162,143	$279,004
Redemption fees	—	—	101	—
Proceeds from shares issued to holders
in reinvestment of dividends	—	6,701	29,824	6,429
Cost of shares redeemed	(634,738)	(741,964)	(1,117,534)	(1,222,668)
Net decrease in net assets resulting
from capital share transactions	(472,301)	(576,585)	(925,466)	(937,235)
CAPITAL SHARE TRANSACTIONS —
INSTITUTIONAL CLASS:
Proceeds from shares sold	2,959,815	1,004,159	57,706	46,133
Redemption fees	532	17	—	—
Proceeds from shares issued to holders
in reinvestment of dividends	—	66,389	1,417	623
Cost of shares redeemed	(2,620,000)	(4,341,338)	(48,403)	(52,364)
Net increase (decrease) in net assets
resulting from capital share
transactions	340,347	(3,270,773)	10,720	(5,608)
TOTAL INCREASE (DECREASE)
IN NET ASSETS:	(1,462,123)	(72,060,544)	399,227	(15,301,702)
NET ASSETS:
Beginning of year	82,985,518	155,046,062	43,209,028	58,510,730
End of year*	$81,523,395	$82,985,518	$43,608,255	$43,209,028
* Including undistributed net investment
loss of:	$(747,038)	$(810,693)	$(1,156,606)	$(2,147,929)
CHANGES IN SHARES OUTSTANDING —
NO LOAD CLASS:
Shares sold	80,246	102,256	54,575	152,217
Shares issued in reinvestments of
dividends and distributions	—	45,964	44,495	30,106
Shares redeemed	(953,945)	(2,320,613)	(263,041)	(658,545)
Net decrease in shares
outstanding	(873,699)	(2,172,393)	(163,971)	(476,222)
CHANGES IN SHARES OUTSTANDING —
ADVISOR CLASS A:
Shares sold	30,501	33,526	34,816	148,917
Shares issued in reinvestments of
dividends and distributions	—	3,449	5,807	4,835
Shares redeemed	(95,419)	(167,640)	(325,109)	(568,829)
Net decrease in shares
outstanding	(64,918)	(130,665)	(284,486)	(415,077)

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Changes in Net Assets — (Continued)

	The Small Cap Opportunities Fund		The Market Opportunities Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
CHANGES IN SHARES OUTSTANDING —
ADVISOR CLASS C:
Shares sold	7,094	7,423	14,383	25,770
Shares issued in reinvestments of
dividends and distributions	—	346	2,527	623
Shares redeemed	(29,018)	(33,840)	(97,683)	(109,015)
Net decrease in shares
outstanding	(21,924)	(26,071)	(80,773)	(82,622)
CHANGES IN SHARES OUTSTANDING —
INSTITUTIONAL CLASS:
Shares sold	133,450	43,809	5,247	3,845
Shares issued in reinvestments of
dividends and distributions	3	3,334	118	59
Shares redeemed	(113,744)	(189,618)	(4,211)	(4,571)
Net increase (decrease) in shares
outstanding	19,709	(142,475)	1,154	(667)

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Changes in Net Assets — (Continued)

	The Water Infrastructure Fund		The Multi- Disciplinary Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
OPERATIONS:
Net investment income	$186,370	$181,990	$1,275,828	$1,219,080
Net realized gain (loss) on sale of
investments, foreign currency,
written option contracts expired
or closed and distributions received
from other investment companies	309,517	797,322	1,177,010	(68,730)
Net change in unrealized appreciation
(depreciation) of investments,
foreign currency, written options
and securities sold short	604,822	(1,838,423)	2,744,146	(1,634,191)
Net increase (decrease) in net assets
resulting from operations	1,100,709	(859,111)	5,196,984	(483,841)
DISTRIBUTIONS TO SHAREHOLDERS —
NO LOAD CLASS:
Net investment income	(121,802)	(129,304)	(679,067)	(400,588)
Net realized gains	—	—	(200,492)	(66,876)
Total distributions	(121,802)	(129,304)	(879,559)	(467,464)
DISTRIBUTIONS TO SHAREHOLDERS —
ADVISOR CLASS A:
Net investment income	(54,584)	(84,275)	(647,761)	(82,135)
Net realized gains	—	—	(258,629)	(23,639)
Total distributions	(54,584)	(84,275)	(906,390)	(105,774)
DISTRIBUTIONS TO SHAREHOLDERS —
ADVISOR CLASS C:
Net investment income	(29,650)	(34,810)	(173,702)	(36,526)
Net realized gains	—	—	(77,474)	(8,257)
Total distributions	(29,650)	(34,810)	(251,176)	(44,783)
DISTRIBUTIONS TO SHAREHOLDERS —
INSTITUTIONAL CLASS:
Net investment income	(45,289)	(20,174)	(218,586)	(131,145)
Net realized gains	—	—	(67,014)	(19,194)
Total distributions	(45,289)	(20,174)	(285,600)	(150,339)
CAPITAL SHARE TRANSACTIONS —
NO LOAD CLASS:
Proceeds from shares sold	1,553,283	1,132,460	9,228,811	12,347,701
Redemption fees	78	24	725	2,464
Proceeds from shares issued to holders
in reinvestment of dividends	108,785	117,685	651,115	293,827
Cost of shares redeemed	(2,871,859)	(2,201,535)	(5,059,428)	(2,074,045)
Net increase (decrease) in net assets
resulting from capital share
transactions	(1,209,713)	(951,366)	4,821,223	10,569,947

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Changes in Net Assets — (Continued)

	The Water Infrastructure Fund		The Multi- Disciplinary Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
CAPITAL SHARE TRANSACTIONS —
ADVISOR CLASS A:
Proceeds from shares sold	$255,900	$882,166	$22,935,328	$4,785,955
Redemption fees	—	495	5,989	—
Proceeds from shares issued to holders
in reinvestment of dividends	46,863	73,772	851,763	90,577
Cost of shares redeemed	(2,604,163)	(6,074,229)	(3,459,167)	(307,232)
Net increase (decrease) in net assets
resulting from capital share
transactions	(2,301,400)	(5,117,796)	20,333,913	4,569,300
CAPITAL SHARE TRANSACTIONS —
ADVISOR CLASS C:
Proceeds from shares sold	250,862	727,761	6,096,378	1,634,271
Redemption fees	—	222	—	—
Proceeds from shares issued to holders
in reinvestment of dividends	19,420	22,357	240,039	42,860
Cost of shares redeemed	(992,794)	(1,079,180)	(801,065)	(72,488)
Net increase (decrease) in net assets
resulting from capital share
transactions	(722,512)	(328,840)	5,535,352	1,604,643
CAPITAL SHARE TRANSACTIONS —
INSTITUTIONAL CLASS:
Proceeds from shares sold	1,083,914	587,279	2,153,101	3,926,500
Redemption fees	159	2,793	—	—
Proceeds from shares issued to holders
in reinvestment of dividends	31,108	3,061	276,678	145,307
Cost of shares redeemed	(327,778)	(3,905,363)	(240,894)	(41,159)
Net increase (decrease) in net assets
resulting from capital share
transactions	787,403	(3,312,230)	2,188,885	4,030,648
TOTAL INCREASE (DECREASE)
IN NET ASSETS:	(2,596,838)	(10,837,906)	35,753,632	19,522,337
NET ASSETS:
Beginning of year	13,286,056	24,123,962	23,637,977	4,115,640
End of year*	$10,689,218	$13,286,056	$59,391,609	$23,637,977
* Including undistributed net investment
loss of:	$(72,455)	$(108,858)	$(433,001)	$(133,086)
CHANGES IN SHARES OUTSTANDING —
NO LOAD CLASS:
Shares sold	183,153	137,875	848,038	1,162,165
Shares issued in reinvestments of
dividends and distributions	13,044	15,049	59,656	28,689
Shares redeemed	(352,741)	(267,598)	(467,948)	(197,567)
Net increase (decrease) in
shares outstanding	(156,544)	(114,674)	439,746	993,287

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Changes in Net Assets — (Continued)

	The Water Infrastructure Fund		The Multi- Disciplinary Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
CHANGES IN SHARES OUTSTANDING —
ADVISOR CLASS A:
Shares sold	30,908	104,034	2,108,470	456,913
Shares issued in reinvestments of
dividends and distributions	5,612	9,446	78,399	8,949
Shares redeemed	(311,285)	(736,625)	(321,378)	(29,920)
Net increase (decrease) in
shares outstanding	(274,765)	(623,145)	1,865,491	435,942
CHANGES IN SHARES OUTSTANDING —
ADVISOR CLASS C:
Shares sold	30,770	87,295	570,311	155,056
Shares issued in reinvestments of
dividends and distributions	2,357	2,903	22,235	4,155
Shares redeemed	(120,473)	(132,547)	(74,099)	(7,007)
Net increase (decrease) in
shares outstanding	(87,346)	(42,349)	518,447	152,204
CHANGES IN SHARES OUTSTANDING —
INSTITUTIONAL CLASS:
Shares sold	127,757	68,978	205,219	359,586
Shares issued in reinvestments of
dividends and distributions	3,699	388	25,267	14,009
Shares redeemed	(39,174)	(464,289)	(21,810)	(3,981)
Net increase (decrease) in
shares outstanding	92,282	(394,923)	208,676	369,614

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Notes to Financial Statements
December 31, 2012

1.           Organization

Kinetics Mutual Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is incorporated in the State of Maryland. The Company is an open-end management investment company issuing its shares in series. One billion shares are authorized for the Company with a par value of $0.001 per share. The series of the Company presently authorized are The Internet Fund (“Internet”), The Global Fund (“Global”), The Paradigm Fund (“Paradigm”), The Medical Fund (“Medical”), The Small Cap Opportunities Fund (“Small Cap”), The Market Opportunities Fund (“Market Opportunities”), The Water Infrastructure Fund (“Water Infrastructure”), and The Multi-Disciplinary Fund (“Multi-Disciplinary”). Investment operations of the Company began on October 21, 1996 (Internet), September 30, 1999 (Medical), December 31, 1999 (Global and Paradigm), March 20, 2000 (Small Cap), January 31, 2006 (Market Opportunities), June 29, 2007 (Water Infrastructure), and February 11, 2008 (Multi- Disciplinary). Each series, unlike many other investment companies which directly acquire and manage their own portfolios of securities, seeks to achieve its investment objective by investing all of its investable assets in a corresponding portfolio series (each a “Master Portfolio” and collectively the “Master Portfolios”) of Kinetics Portfolios Trust (the “Trust”).

On April 28, 2000 (January 31, 2006 with respect to Market Opportunities, June 29, 2007 with respect to Water Infrastructure, and February 11, 2008 with respect to Multi-Disciplinary), each series in the Company entered into a master-feeder fund structure. By entering into this structure, each series (each a “Feeder Fund” and collectively, the “Feeder Funds”) invested all of its assets in a corresponding Master Portfolio which had the same investment objective as the Feeder Fund. Each Master Portfolio has multiple feeder funds. Each Feeder Fund receives a proportionate amount of interest in the Master Portfolio equal to its relative contribution of capital. Thus, each Feeder Fund is allocated its portion of income, gains (losses) and expenses from the Master Portfolio.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Notes to Financial Statements — (Continued)
December 31, 2012

Each Feeder Fund’s respective interest in the corresponding Master Portfolio as of December 31, 2012 is as follows:

Interest in
Master Portfolio
Internet Fund	99.991%
Global Fund	99.901%
Paradigm Fund	95.875%
Medical Fund	99.892%
Small Cap Fund	99.968%
Market Opportunities Fund	99.974%
Water Infrastructure Fund	98.999%
Multi-Disciplinary Fund	99.760%

Prior to the conversion to a master-feeder fund structure on April 28, 2000, each then existing series conducted its own investment operations.

As of December 31, 2012 each of the Feeder Funds offers Advisor Class A shares. Advisor Class A shares are subject to an annual Rule 12b-1 fee of 0.25% of average daily net assets and a shareholder servicing fee of 0.25% of average daily net assets. The Advisor Class A shares are also subject to a front-end sales charge of 5.75%.

As of December 31, 2012, each of the Feeder Funds offers Advisor Class C shares. Advisor Class C shares are subject to an annual Rule 12b-1 fee of 0.75% of average daily net assets and a shareholder servicing fee of 0.25% of average daily net assets. Advisor Class C shares do not have a sales charge.

As of December 31, 2012, each of the Feeder Funds offers No Load Class shares. No Load Class shares are subject to a shareholder servicing fee of 0.25% of average daily net assets but do not have 12b-1 fees or a sales charge.

As of December 31, 2012 the Paradigm, Small Cap, Market Opportunities, Water Infrastructure, and Multi-Disciplinary Funds offer Institutional Class shares. Institutional Class shares are subject to a shareholder servicing fee of 0.20% of average daily net assets but do not have 12b-1 fees or a sales charge.

Each class of shares for each Fund has identical rights and privileges except with respect to the Rule 12b-1 fees paid by the Advisor Class A and Advisor Class C shares, the sales charge on the Advisor Class A shares, the shareholder servicing fees paid by the Advisor Class A, Advisor Class C, No Load Class and

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Notes to Financial Statements — (Continued)
December 31, 2012

Institutional Class shares, voting rights on matters pertaining to a single class of shares and the exchange privileges of each class of shares. Shares of each Feeder Fund will assess a 2.00% redemption fee (with exceptions) on shares redeemed or exchanged within 30 days of purchase. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class based on its relative net assets.

Refer to the Master Portfolio’s financial statements to obtain information about the investment objective of the corresponding Feeder Fund. The financial statements of the Master Portfolios, including the portfolios of investments, are contained elsewhere in this report and should be read in conjunction with the Feeder Funds’ financial statements.

2.           Significant Accounting Policies

Security Valuation
Master Portfolio securities that are listed on a U.S. securities exchange for which market quotations are readily available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. All equity securities that are traded using the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) are valued using the NASDAQ Official Closing Price (“NOCP”). Foreign securities are valued by an independent pricing service. In the event market quotations are not readily available or if events occur that may materially affect the value of a particular security between the time trading ends on a particular security and the close of regular trading on the New York Stock Exchange (“NYSE”), “fair value” will be determined. Unlisted U.S. securities and listed U.S. securities not traded on the valuation date for which market quotations are readily available are valued at the last bid price. Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. If the composite option price is not available, the mean between the highest bid and the lowest asked quotations at the close of the exchanges will be used. If none of the above are available, exchange traded options are valued at the last

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Notes to Financial Statements — (Continued)
December 31, 2012

quoted sales price. Non-exchange traded options for which over-the-counter quotations are not readily available are valued at the mean of the current bid and asked prices. Fixed-income securities (other than obligations having a maturity of 60 days or less) are normally valued on the basis of quotes obtained from pricing services, which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

Instruments with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other assets and securities for which no quotations are readily available (including restricted securities) will be valued in good faith at fair value using methods determined by the Board of Trustees of the Master Portfolios. In determining the fair value of a security, the Board of Trustees shall take into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of the portfolio manager of the Portfolios with respect to the valuation of the security; (v) whether the same or similar securities are held by other funds managed by the Advisor or other funds and the method used to price the security in those funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formula produced by third parties independent of the Advisor; and (vii) the liquidity or illiquidity of the market for the security; and (viii) the value of a foreign security traded on other foreign markets. At December 31, 2012, 0.00%, 0.00% and 0.00% of the net assets of The Internet Portfolio, The Paradigm Portfolio and The Market Opportunities Portfolio, respectively, were fair valued securities. The other Master Portfolios did not hold any fair valued securities at December 31, 2012.

Repurchase Agreements
Each Master Portfolio may enter into repurchase agreements with banks that are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are primary dealers in U.S. Government Securities. In connection with transactions in repurchase agreements, it is the Trust’s policy that the Master Portfolio receive, as collateral, securities whose market value, including accrued interest, at all times will be at least equal to 102% of the amount invested by the Master Portfolio in each repurchase

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Notes to Financial Statements — (Continued)
December 31, 2012

agreement. If the seller defaults and the value of the collateral declines, realization of the collateral by the Master Portfolio may be delayed or limited.

Written Option Accounting
The Master Portfolios may write (sell) call or put options for trading or hedging purposes. When the Master Portfolio writes an option, an amount equal to the premium received by the Master Portfolio is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. By writing the option, the Master Portfolio may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised. When an option expires on its stipulated expiration date or the Master Portfolio enters into a closing purchase transaction, the Master Portfolio realizes a gain or loss if the cost of the closing transaction differs from the premium received when the option was sold, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When an option is exercised, the premium originally received decreases the cost basis of the underlying security (or increases the proceeds on the security sold short) and the Master Portfolio realizes a gain or loss from the sale of the security (or closing of the short sale). As collateral for uncovered written options, the Master Portfolio is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the exercise price of the purchase obligation for put options or the market value of the instrument underlying the contract for call options.

Foreign Currency Translations
The books and records of the Master Portfolios are maintained in U.S. dollars. For the Master Portfolios, foreign currency transactions are translated into U.S. dollars on the following basis: (i) market values of investment securities and other assets and liabilities are translated at the exchange rate of such currencies against the U.S. dollar, as provided by an approved pricing service, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. The Company does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes to market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Notes to Financial Statements — (Continued)
December 31, 2012

from investments. However, for federal income tax purposes, the Master Portfolios do isolate and treat as ordinary income the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the effect of changes in foreign exchange rates arising between trade date and settlement date.

Restricted and Illiquid Securities
The Master Portfolios may invest in restricted securities. These securities are valued by the Master Portfolios after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer’s financial performance. The Master Portfolios have no right to require registration of unregistered securities. At December 31, 2012 the following Master Portfolio held securities restricted to institutional investors (144A securities):

		Percentage of
	Market Value	Net Assets
The Multi-Disciplinary Portfolio	$10,272,656	17.25%

An illiquid asset is any asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Master Portfolio has valued the investment. At December 31, 2012, the following Master Portfolios held illiquid securities:

			Percentage of
	Market Value		Net Assets
Internet Portfolio	$ 3		0.00%
The Paradigm Portfolio	31		0.00%
The Market Opportunities Portfolio	—	*	0.00%
________________
* Amount is less than $0.50.

When-Issued Securities
The Master Portfolios may purchase securities on a when-issued or delayed delivery basis. Although the purchase amounts of these securities are established at the time the purchaser enters into the agreement, these securities may be delivered and paid for at a future date. The Master Portfolios record purchases of when-issued securities and reflect the values of such securities in determining net asset value in the same manner as other portfolio securities. The Master Portfolios maintain at all times cash or other liquid assets in an amount at least equal to the amount of outstanding commitments for when-issued securities.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Notes to Financial Statements — (Continued)
December 31, 2012

Securities Lending
Each Master Portfolio may lend its portfolio securities to broker-dealers by entering directly into lending arrangements with such broker-dealers or indirectly through repurchase agreements with respect to no more than 33 1/3% of the total assets of each Master Portfolio (including any collateral posted) or 50% of the total assets of each Master Portfolio (excluding any collateral posted). Securities lending and repurchase transactions will be fully collateralized at all times with cash and/or short-term debt obligations. The Master Portfolios receive interest on the collateral received as well as a fee for the securities loaned.

Expense Allocation
Common expenses incurred by Feeder Funds are allocated among the Feeder Funds (i) based upon relative average net assets, (ii) as incurred on a specific identification basis, or (iii) equally among the Feeder Funds, depending on the nature of the expenditure.

Each Feeder Fund records its proportionate share of the corresponding Master Portfolio’s expenses on a daily basis. In addition, each Feeder Fund accrues its own separate expenses. Any cap on expenses includes Feeder Fund-specific expenses as well as the expenses allocated from the Master Portfolio.

Federal Income Taxes
Each Master Portfolio will be treated as a partnership for federal income tax purposes. As such, each investor in the Master Portfolio via its investment in a Feeder Fund will be subject to taxation on its share of the Master Portfolio’s ordinary income and capital gains. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio via its investment in a Feeder Fund can satisfy the requirements of subchapter M of the Internal Revenue Code.

It is the Feeder Funds’ policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and the Feeder Funds intend to distribute investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is recorded.

Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. The character of

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Notes to Financial Statements — (Continued)
December 31, 2012

distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expenses and gain items for financial statement and tax purposes. Additionally, the Feeder Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. Where appropriate, reclassifications between capital accounts are made for such differences that are permanent in nature.

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns. As of December 31, 2012, open tax years include the tax years ended December 31, 2009 through 2012. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

Other
Realized gains and losses on the sale of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is accounted for on the accrual basis and includes amortization of premiums and discounts on the interest method. Other noncash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Company’s understanding of the applicable country’s tax rules and rates.

3.           Investment Adviser

The Trust has entered into Investment Advisory Agreements (the “Agreements”) with Kinetics Asset Management LLC (the “Adviser”), with whom certain officers and trustees of the Trust are affiliated, to furnish investment advisory services to the Master Portfolios. The Adviser is a wholly-owned subsidiary of Horizon Kinetics LLC. Under the terms of the Agreements, the Master Portfolios

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Notes to Financial Statements — (Continued)
December 31, 2012

compensate the Adviser for its management services at the annual rate of 1.25% of each Master Portfolio’s average daily net assets.

The Adviser has voluntarily agreed to waive a portion of its advisory fee and/or reimburse certain operating expenses as deemed appropriate. The Adviser may discontinue the voluntary waiver/reimbursement at any time; these waivers/reimbursements are not subject to recapture.

For the year ended December 31, 2012, the rate earned by the Adviser from the Master Portfolios and the waived fees/reimbursed expenses for the Feeder Funds are as follows:

	The Internet	The Global
	Fund	Fund
Annual advisory rate	1.25%	1.25%
Expenses reimbursed by Adviser through
voluntary waiver	$59,425	$112,253
Expenses reimbursed by Adviser through
Institutional Class shareholder servicing
fee waiver	$—	$—

	The Paradigm	The Medical
	Fund	Fund
Annual advisory rate	1.25%	1.25%
Expenses reimbursed by Adviser through
voluntary waiver	$1,191,745	$157,559
Expenses reimbursed by Adviser through
Institutional Class shareholder servicing
fee waiver	$255,786	$—

	The Small Cap	The Market
	Opportunities	Opportunities
	Fund	Fund
Annual advisory rate	1.25%	1.25%
Expenses reimbursed by Adviser through
voluntary waiver	$266,933	$145,018
Expenses reimbursed by Adviser through
Institutional Class shareholder servicing
fee waiver	$9,920	$350

	The Water	The Multi-
	Infrastructure	Disciplinary
	Fund	Fund
Annual advisory rate	1.25%	1.25%
Expenses reimbursed by Adviser through
voluntary waiver	$104,109	$214,592
Expenses reimbursed by Adviser through
Institutional Class shareholder servicing
fee waiver	$1,558	$7,936

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Notes to Financial Statements — (Continued)
December 31, 2012

The Adviser receives a shareholder servicing fee from the No Load Class, Advisor Class A and Advisor Class C shares of a Feeder Fund pursuant to a Shareholder Servicing Agreement in the amount equal to 0.25% of the Feeder Fund’s average daily net assets attributable to No Load Class, Advisor Class A and Advisor Class C shares, respectively. For the Institutional Class, the Adviser receives a shareholder servicing fee pursuant to a shareholder servicing agreement in the amount equal to 0.20% of a Feeder Fund’s average daily net assets attributable to Institutional Class shares. At this time, the Adviser has contractually agreed to waive and/or reimburse the portion of the Institutional Class shareholder servicing fee in excess of 0.05% of a Feeder Fund’s average daily net assets attributable to Institutional Class shares until at least May 1, 2013. For the year ended December 31, 2012, the Adviser waived amounts depicted in the above table in shareholder servicing fees for the Institutional Class of the Paradigm, Small Cap, Market Opportunities, Water Infrastructure, and Multi-Disciplinary Funds. The Adviser is responsible for paying a portion of these shareholder servicing fees to various agents that have a written shareholder servicing agreement with the Adviser and that perform shareholder servicing functions and maintenance of shareholder accounts on behalf of their clients who own shares of the Feeder Funds.

For the year ended December 31, 2012, the Feeder Funds were allocated $24,000 for the services of the Chief Compliance Officer employed by the Adviser.

The Company, on behalf of the Feeder Funds, has adopted two Retail Distribution Plans pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”). One Plan is for Advisor Class A shares, while the other Plan is for Advisor Class C shares. Under the first Plan, Advisor Class A shares may pay up to an annual rate of 0.50% of the average daily net asset value of Advisor Class A shares to the Distributor or other qualified recipients under the Plan. During the year ended December 31, 2012, payments under the 12b-1 Plan for the Advisor Class A shares of the Internet, Global, Paradigm, Medical, Small Cap, Market Opportunities, Water Infrastructure, and Multi-Disciplinary Funds were limited to 0.25% of the average daily net asset value of such shares of such Funds. During the year ended December 31, 2012, the Advisor Class A shares of the Internet, Global, Paradigm, Medical, Small Cap, Market Opportunities, Water Infrastructure, and Multi-Disciplinary Funds incurred expenses of $2,789, $2,183, $344,370, $7,667, $18,637, $18,743, $9,623 and $39,429, respectively, pursuant to the 12b-1 Plan. Under the second Plan, Advisor Class C shares pay an annual rate of 0.75% of the average daily net asset value

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Notes to Financial Statements — (Continued)
December 31, 2012

of such shares. During the year ended December 31, 2012, Internet, Global, Paradigm, Medical, Small Cap, Market Opportunities, Water Infrastructure, and Multi-Disciplinary Funds Advisor Class C Shares incurred expenses of $955, $1,533, $788,064, $3,830, $18,397, $30,983, $16,457 and $36,636, respectively, pursuant to the 12b-1 Plan.

Kinetics Funds Distributor, LLC (the “Distributor”) acts as the Feeder Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of the Adviser. For the year ended December 31, 2012, the Distributor received $282, $1,142, $10,845, $253, $409, $488, $648, and $21,848 from sales loads from the Internet, Global, Paradigm, Medical, Small Cap, Market Opportunities, Water Infrastructure, and Multi-Disciplinary Funds.

4.           Reclassification of Capital Accounts

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2012, each Feeder Fund recorded the following reclassifications to the accounts listed below:

	INCREASE (DECREASE)
	Paid in capital	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
The Internet Fund	$(562,313)	$554,229	$8,084
The Global Fund	—	53,089	(53,089)
The Paradigm Fund	—	6,337,895	(6,337,895)
The Medical Fund	—	(3,259)	3,259
The Small Cap Fund	(536,024)	33,023	503,001
The Market Opportunities Fund	(126,217)	1,593,523	(1,467,306)
The Water Infrastructure Fund	(9,435)	101,358	(91,923)
The Multi-Disciplinary Fund	(50,734)	143,373	(92,639)

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Notes to Financial Statements — (Continued)
December 31, 2012

5.           Income Taxes

At December 31, 2012 the Internet, Global, Paradigm, Medical, Small Cap, Market Opportunities, Water Infrastructure, and Multi-Disciplinary Funds had $0, $12,171, $8,045,811, $28,372, $0, $220,821, $0 and $392,566, respectively, of undistributed net investment income on a tax basis.

At December 31, 2012, Internet and Medical Funds had $3,213,576 and $144,235, respectively, of accumulated net realized gains on a tax basis.

At December 31, 2012, the Feeder Funds had accumulated net realized capital loss carryforwards expiring in the following years:

Feeder Fund	2018	2017	2016	2015	2014	2013
Global	$—	$391,787	$—	$—	$—	$—
Paradigm	115,786,082	445,505,345	206,736,423	—	—	—
Small Cap	8,224,702	96,486,615	53,815,879	—	—	—
Market Opportunities	2,108,533	6,623,055	20,630,375	—	—	—
Water Infrastructure	2,203,647	4,868,599	988,771	—	—	—

As a result of the Regulated Investment Company Modernization Act of 2010 (“the Modernization Act”), losses incurred in this fiscal year and beyond retain their character, short-term or long-term, have no expiration date and are utilized prior to capital loss carryforwards accumulated before the enactment of the Modernization Act.

For the year ended December 31, 2012, the following Feeder Funds utilized capital loss carryforwards:

Capital Loss
Feeder Fund	Carryforward
Global	$60,657
Paradigm	$30,509,870
Small Cap	9,136,443
Market Opportunities	3,392,052
Water Infrastructure	442,025

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Notes to Financial Statements — (Continued)
December 31, 2012

At December 31, 2012, the following Feeder Funds deferred, on a tax basis, post-October losses:

Feeder Fund	Post-October Losses	Post-October Currency Losses
Internet	$—	$—
Global	—	—
Paradigm	591,431	—
Medical	—	—
Small Cap	32,888	182,544
Market Opportunities	—	—
Water Infrastructure	348,512	72,455
Multi-Disciplinary	—	—

The tax components of dividends paid during the years ended December 31, 2012 and December 31, 2011, are:

	Internet		Global
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains	Income	Capital Gains
	Distribution	Distribution	Distribution	Distribution
2012	$—	$5,260,270	$156,516	$—
2011	$—	$734,212	$31,833	$—

	Paradigm		Medical
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains	Income	Capital Gains
	Distribution	Distribution	Distribution	Distribution
2012	$3,816,172	$—	$301,886	$1,910,710
2011	$7,652,859	$—	$237,948	$1,483,472

	Small Cap		Market Opportunities
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains	Income	Capital Gains
	Distribution	Distribution	Distribution	Distribution
2012	$—	$—	$654,956	$—
2011	$1,133,648	$—	$388,006	$—

	Water Infrastructure		Multi-Disciplinary
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains	Income	Capital Gains
	Distribution	Distribution	Distribution	Distribution
2012	$251,325	$—	$2,322,725	$—
2011	$268,563	$—	$727,453	$40,907

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Notes to Financial Statements — (Continued)
December 31, 2012

6.           Recent Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). ASU 2011-11 requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under the International Financial Reporting Standards. The new disclosure requirements mandate that entities disclose both gross and net information about instruments and transactions eligible for offset in the Statements of Assets & Liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, ASU 2011-11 requires disclosure of collateral received and posted in connection with master netting agreements or similar arrangements. New disclosures are required for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact ASU 2011-11 will have on the Feeder Funds’ financial statements and disclosures.

7.           Tax Information (Unaudited)

The Global, Paradigm, Medical, and Market Opportunities Funds designate 54%, 100%, 100% and 100%, respectively, of dividends declared after December 31, 2012 from net investment income as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The Internet, Global, Paradigm, Medical, Small Cap, Market Opportunities, Water Infrastructure, and Multi-Disciplinary Funds hereby designate 0%, 100%, 100%, 14%, 0%, 100%, 100% and 100%, respectively, as ordinary income distributions and 100% and 86% for the Internet and Medical Funds as long-term capital gain distributions for the purposes of the dividends paid deduction, which include earnings and profits distributed to shareholders on redemptions of Fund shares.

For corporate shareholders in the Feeder Funds, the percentage of ordinary dividend income distributed for the year ended December 31, 2012, which is designated as qualifying for the dividends-received deduction, is as follows: Global 22%, Paradigm 100%, Medical 100%, and Market Opportunities 63%.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Notes to Financial Statements — (Continued)
December 31, 2012

The Water Infrastructure and Multi-Disciplinary Funds designate 96% and 91%, respectively, of their ordinary income distributions for the fiscal year ended December 31, 2012 as interest-related dividends under Internal Revenue Code Section 871(k)(l)(C).

The Multi-Disciplinary Fund designates 26% of its ordinary income distribution as a short-term capital gain distribution under Internal Revenue Code Section 871(k)(2)(C).

8.           Information about Proxy Voting (Unaudited)

Information regarding how the Company and the Master Portfolios vote proxies relating to portfolio securities is available without charge, upon request by calling toll-free at 1-800-930-3828 or by accessing the Company’s website at www.kineticsfunds.com and by accessing the SEC’s website at www.sec.gov. Information regarding how the Feeder Funds and the Master Portfolios voted proxies relating to portfolio securities during the most recent twelve month period ended June 30, is available without charge, upon request, by calling toll-free at 1-800-930-3828 or by accessing the SEC’s website at www.sec.gov.

9.           Information about the Portfolio Holdings (Unaudited)

The Feeder Funds file their complete schedule of portfolio holdings for their first and third fiscal quarters with the SEC on Form N-Q. The Feeder Funds’ Form N-Q is available without charge, upon request, by calling toll-free at 1-800-930-3828. Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov. Finally, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

10.        Subsequent Events

In preparing these financial statements, management has evaluated Fund related events and transactions for potential recognition or disclosure through the date the financial statements were issued. On January 1, 2013, The Water Infrastructure Fund changed its name and investment mandate and began

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Notes to Financial Statements — (Continued)
December 31, 2012

operations as The Alternative Income Fund. The Water Infrastructure Portfolio made corresponding changes to its name and investment mandate on January 1, 2013. The Alternative Income Portfolio will compensate the Adviser for its management services at the annual rate of 0.90% of the Master Portfolio’s average daily net assets beginning January 1, 2013.

Results of Shareholder Meeting (Unaudited)

At a meeting held on September 21, 2012, the Board of Directors of the Company and the Board of Trustees of the Trust, approved: (1) changing the investment objective of the Water Infrastructure Fund/Water Infrastructure Portfolio (the “Fund/Portfolio”) investment strategy to provide current income and gains, and adding secondary objective to seek to obtain long-term growth of capital; (2) changing the investment strategy of the Portfolio; (3) changing the Fund’s/Portfolio’s fundamental investment restriction relating to industry concentration by eliminating the requirement to concentrate its investments in water and water infrastructure-related industries; and (4) changing the name of the Fund to the Alternative Income Fund and changing the name of the Portfolio to the Alternative Income Portfolio. On December 21, 2012, a special meeting of shareholders of the Fund was held and the changes in the Fund’s/Portfolio’s investment objective and fundamental restriction relating to industry concentration were approved. The Fund/Portfolio’s new investment strategy is described in the prospectus dated January 1, 2013. The voting results of the special meeting of shareholders are shown below:

1.
Votes for the	Votes against the
Resolution:	Resolution	Abstain:	Uninstructed:
1,173,885	145,328	55,315	23,348

2.
Votes for the	Votes against the
Resolution:	Resolution	Abstain:	Uninstructed:
1,158,432	159,682	56,414	23,348

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights

	The Internet Fund
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	No Load Class For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008
PER SHARE DATA:(1)
Net Asset Value Beginning of Year	$36.26	$37.25	$30.74	$20.71	$35.94
Income from Investment Operations:
Net investment income (loss)(2)	(0.15)	(0.37)	(0.28)	(0.14)	0.29
Net realized and unrealized gain
(loss) on investments	8.56	(0.37)	6.79	10.21	(15.47)
Total from investment
operations	8.41	(0.74)	6.51	10.07	(15.18)
Redemption Fees(3)	0.00	0.00	0.00	0.00	0.00
Less Distributions:
From net investment income	—	—	—	(0.04)	(0.05)
From net realized gains	(1.49)	(0.25)	—	—	—
Total distributions	(1.49)	(0.25)	—	(0.04)	(0.05)
Net Asset Value, End of Year	$43.18	$36.26	$37.25	$30.74	$20.71
Total return	23.24%	(1.98)%	21.18%	48.61%	(42.24)%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$155,036	$103,828	$113,085	$104,666	$75,112
Ratio of operating expenses to average
net assets:
Before expense reimbursement	1.94%	1.94%	1.95%	1.98%	2.03%
After expense reimbursement(4)	1.89%	1.89%	1.89%	1.89%	1.90%
Ratio of net investment income (loss)
to average net assets:
Before expense reimbursement	(0.41)%	(0.99)%	(0.91)%	(0.64)%	0.90%
After expense reimbursement(4)	(0.36)%	(0.94)%	(0.85)%	(0.55)%	1.03%
Portfolio turnover rate(5)	9%	32%	12%	14%	19%

(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)	Portfolio turnover of The Internet Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

	The Internet Fund
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	Advisor Class A For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008
PER SHARE DATA:(1)
Net Asset Value Beginning of Year	$35.63	$36.69	$30.35	$20.50	$35.66
Income from Investment Operations:
Net investment income (loss)(2)	(0.24)	(0.46)	(0.36)	(0.21)	0.22
Net realized and unrealized gain
(loss) on investments	8.40	(0.36)	6.70	10.09	(15.33)
Total from investment
operations	8.16	(0.82)	6.34	9.88	(15.11)
Redemption Fees	—	0.01	0.00 (3)	0.01	0.00 (3)
Less Distributions:
From net investment income	—	—	—	(0.04)	(0.05)
From net realized gains	(1.49)	(0.25)	—	—	—
Total distributions	(1.49)	(0.25)	—	(0.04)	(0.05)
Net Asset Value, End of Year	$42.30	$35.63	$36.69	$30.35	$20.50
Total return(4)	22.92%	(2.20)%	20.89%	48.23%	(42.37)%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$1,379	$1,050	$1,892	$738	$318
Ratio of operating expenses to average
net assets:
Before expense reimbursement	2.19%	2.19%	2.20%	2.23%	2.28%
After expense reimbursement(5)	2.14%	2.14%	2.14%	2.14%	2.15%
Ratio of net investment income (loss)
to average net assets:
Before expense reimbursement	(0.66)%	(1.24)%	(1.16)%	(0.89)%	0.65%
After expense reimbursement(5)	(0.61)%	(1.19)%	(1.10)%	(0.80)%	0.78%
Portfolio turnover rate(6)	9%	32%	12%	14%	19%

(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.
(5)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(6)	Portfolio turnover of The Internet Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

	The Internet Fund
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	Advisor Class C For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008
PER SHARE DATA:(1)
Net Asset Value Beginning of Year	$34.58	$35.79	$29.76	$20.20	$35.31
Income from Investment Operations:
Net investment income (loss)(2)	(0.43)	(0.63)	(0.51)	(0.31)	0.08
Net realized and unrealized gain
(loss) on investments	8.13	(0.34)	6.54	9.91	(15.15)
Total from investment
operations	7.70	(0.97)	6.03	9.60	(15.07)
Redemption Fees	—	0.01	—	—	—
Less Distributions:
From net investment income	—	—	—	(0.04)	(0.04)
From net realized gains	(1.49)	(0.25)	—	—	—
Total distributions	(1.49)	(0.25)	—	(0.04)	(0.04)
Net Asset Value, End of Year	$40.79	$34.58	$35.79	$29.76	$20.20
Total return	22.32%	(2.67)%	20.26%	47.51%	(42.67)%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$185	$103	$196	$120	$113
Ratio of operating expenses to
average net assets:
Before expense reimbursement	2.69%	2.69%	2.70%	2.73%	2.78%
After expense reimbursement(3)	2.64%	2.64%	2.64%	2.64%	2.65%
Ratio of net investment income (loss)
to average net assets:
Before expense reimbursement	(1.16)%	(1.74)%	(1.66)%	(1.39)%	0.15%
After expense reimbursement(3)	(1.11)%	(1.69)%	(1.60)%	(1.30)%	0.28%
Portfolio turnover rate(4)	9%	32%	12%	14%	19%

(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(4)	Portfolio turnover of The Internet Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

	The Global Fund
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	No Load Class For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008
PER SHARE DATA:(1)
Net Asset Value Beginning of Year	$3.92	$4.67	$3.92	$2.36	$4.90
Income from Investment Operations:
Net investment income(2)	0.03	0.06	0.02	0.02	0.07
Net realized and unrealized gain
(loss) on investments	0.88	(0.78)	0.78	1.55	(2.56)
Total from investment
operations	0.91	(0.72)	0.80	1.57	(2.49)
Redemption Fees	0.00 (3)	0.00 (3)	0.00 (3)	0.01	0.00 (3)
Less Distributions:
From net investment income	(0.12)	(0.03)	(0.05)	(0.02)	(0.05)
Total distributions	(0.12)	(0.03)	(0.05)	(0.02)	(0.05)
Net Asset Value, End of Year	$4.71	$3.92	$4.67	$3.92	$2.36
Total return	23.16%	(15.41)%	20.30%	66.86%	(50.72)%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$5,069	$3,631	$4,541	$4,370	$1,863
Ratio of operating expenses to
average net assets:
Before expense reimbursement	3.38%	3.94%	4.17%	5.32%	5.98%
After expense reimbursement(4)	1.39%	1.39%	1.39%	1.39%	1.41%
Ratio of net investment income (loss)
to average net assets:
Before expense reimbursement	(1.22)%	(1.11)%	(2.26)%	(3.27)%	(2.72)%
After expense reimbursement(4)	0.77%	1.44%	0.52%	0.66%	1.85%
Portfolio turnover rate(5)	23%	135%	122%	53%	98%

(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)	Portfolio turnover of The Global Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

	The Global Fund
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	Advisor Class A For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	May 19, 2008^ through December 31, 2008
PER SHARE DATA:(1)
Net Asset Value Beginning of Period	$3.92	$4.68	$3.93	$2.36	$4.56
Income from Investment Operations:
Net investment income(2)	0.02	0.05	0.01	0.01	0.03
Net realized and unrealized gain
(loss) on investments	0.88	(0.78)	0.78	1.57	(2.18)
Total from investment
operations	0.90	(0.73)	0.79	1.58	(2.15)
Redemption Fees	0.00 (3)	0.00 (3)	0.00 (3)	—	—
Less Distributions:
From net investment income	(0.11)	(0.03)	(0.04)	(0.01)	(0.05)
Total distributions	(0.11)	(0.03)	(0.04)	(0.01)	(0.05)
Net Asset Value, End of Period	$4.71	$3.92	$4.68	$3.93	$2.36
Total return(4)	22.94%	(15.59)%	20.04%	67.11%	(47.12	)%(5)

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of period (000’s)	$1,093	$392	$707	$368	$106
Ratio of operating expenses to average
net assets:
Before expense reimbursement	3.63%	4.19%	4.42%	5.57%	8.28	%(6)
After expense reimbursement(7)	1.64%	1.64%	1.64%	1.64%	1.65	%(6)
Ratio of net investment income (loss) to
average net assets:
Before expense reimbursement	(1.47)%	(1.36)%	(2.51)%	(3.52)%	(5.16	)%(6)
After expense reimbursement(7)	0.52%	1.19%	0.27%	0.41%	1.47	%(6)
Portfolio turnover rate(8)	23%	135%	122%	53%	98%

^	Commencement of operations.
(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.
(5)	Not annualized.
(6)	Annualized.
(7)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(8)	Portfolio turnover of The Global Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

	The Global Fund
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	Advisor Class C For the Year Ended December 31, 2010	For the Year Ended December 31, 2009		May 19, 2008^ through December 31, 2008
PER SHARE DATA:(1)
Net Asset Value Beginning of Period	$3.87	$4.64	$3.90	$2.37		$4.56
Income from Investment Operations:
Net investment income (loss)(2)	0.00 (3)	0.03	(0.01)	0.00	(3)	0.02
Net realized and unrealized gain (loss)
on investments	0.85	(0.77)	0.77	1.53		(2.17)
Total from investment
operations	0.85	(0.74)	0.76	1.53		(2.15)
Redemption Fees	—	—	—	—		—
Less Distributions:
From net investment income	(0.10)	(0.03)	(0.02)	(0.00	)(3)	(0.04)
Total distributions	(0.10)	(0.03)	(0.02)	(0.00	)(3)	(0.04)
Net Asset Value, End of Period	$4.62	$3.87	$4.64	$3.90		$2.37
Total return	22.04%	(15.94)%	19.24%	65.08%		(47.14	)%(4)

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of period (000’s)	$383	$111	$64	$36		$5
Ratio of operating expenses to
average net assets:
Before expense reimbursement	4.13%	4.69%	4.92%	6.07%		8.78	%(5)
After expense reimbursement(6)	2.14%	2.14%	2.14%	2.14%		2.15	%(5)
Ratio of net investment income (loss) to
average net assets:
Before expense reimbursement	(1.97)%	(1.86)%	(3.01)%	(4.02)%		(5.66	)%(5)
After expense reimbursement(6)	0.02%	0.69%	(0.23)%	(0.09)%		0.97	%(5)
Portfolio turnover rate(7)	23%	135%	122%	53%		98%

^	Commencement of operations.
(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	Not annualized.
(5)	Annualized.
(6)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(7)	Portfolio turnover of The Global Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

	The Paradigm Fund
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	No Load Class For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008
PER SHARE DATA:(1)
Net Asset Value Beginning of Year	$19.81	$23.31	$20.18	$14.42	$30.99
Income from Investment Operations:
Net investment income(2)	0.05	0.02	0.11	0.15	0.12
Net realized and unrealized gain
(loss) on investments	4.25	(3.34)	3.39	5.78	(16.62	)(6)
Total from investment
operations	4.30	(3.32)	3.50	5.93	16.50
Redemption Fees	0.00 (3)	0.00 (3)	0.00 (3)	0.00 (3)	0.01
Less Distributions:
From net investment income	(0.12)	(0.18)	(0.37)	(0.17)	—
From net realized gains	—	—	—	—	(0.08)
Total distributions	(0.12)	(0.18)	(0.37)	(0.17)	(0.08)
Net Asset Value, End of Year	$23.99	$19.81	$23.31	$20.18	$14.42
Total return	21.78%	(14.27)%	17.37%	41.02%	(53.17	)%(6)

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$416,696	$430,528	$687,056	$825,278	$740,983
Ratio of operating expenses to
average net assets:
Before expense reimbursement	1.78%	1.78%	1.76%	1.73%	1.72%
After expense reimbursement(4)	1.64%	1.64%	1.64%	1.64%	1.66%
Ratio of net investment income (loss)
to average net assets:
Before expense reimbursement	0.08%	(0.03)%	0.43%	0.78%	0.46%
After expense reimbursement(4)	0.22%	0.11%	0.55%	0.87%	0.52%
Portfolio turnover rate(5)	6%	58%	7%	15%	34%

(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)	Portfolio turnover of The Paradigm Portfolio.
(6)
Includes adviser reimbursement from the net realized loss on the disposal of investments in violation of restrictions. The reimbursement comprises less than $0.005 of the NAVs for each class at the time of reimbursement and 0.03% of the total return for the Adviser Class C for the fiscal year ended December 31, 2008. There was no impact on the other classes.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

	The Paradigm Fund
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	Advisor Class A For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008
PER SHARE DATA:(1)
Net Asset Value Beginning of Year	$19.45	$22.95	$19.88	$14.16	$30.52
Income from Investment Operations:
Net investment income (loss)(2)	(0.01)	(0.03)	0.06	0.10	0.06
Net realized and unrealized gain
(loss) on investments	4.18	(3.29)	3.33	5.68	(16.34	)(7)
Total from investment
operations	4.17	(3.32)	3.39	5.78	(16.28)
Redemption Fees	0.00 (3)	0.00 (3)	0.00 (3)	—	0.00	(3)
Less Distributions:
From net investment income	(0.03)	(0.18)	(0.32)	(0.06)	—
From net realized gains	—	—	—	—	(0.08)
Total distributions	(0.03)	(0.18)	(0.32)	(0.06)	(0.08)
Net Asset Value, End of Year	$23.59	$19.45	$22.95	$19.88	$14.16
Total return(4)	21.49%	(14.49)%	17.11%	40.64%	(53.30	)%(7)

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$135,747	$146,939	$226,264	$252,106	$249,424
Ratio of operating expenses to
average net assets:
Before expense reimbursement	2.03%	2.03%	2.01%	1.98%	1.97%
After expense reimbursement(5)	1.89%	1.89%	1.89%	1.89%	1.91%
Ratio of net investment income (loss)
to average net assets:
Before expense reimbursement	(0.17)%	(0.28)%	0.18%	0.53%	0.21%
After expense reimbursement(5)	(0.03)%	(0.14)%	0.30%	0.62%	0.27%
Portfolio turnover rate(6)	6%	58%	7%	15%	34%

(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.
(5)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(6)	Portfolio turnover of The Paradigm Portfolio.
(7)
Includes adviser reimbursement from the net realized loss on the disposal of investments in violation of restrictions. The reimbursement comprises less than $0.005 of the NAVs for each class at the time of reimbursement and 0.03% of the total return for the Adviser Class C for the fiscal year ended December 31, 2008. There was no impact on the other classes.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

	The Paradigm Fund
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	Advisor Class C For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008
PER SHARE DATA:(1)
Net Asset Year Beginning of Year	$18.76	$22.25	$19.33	$13.80	$29.90
Income from Investment Operations:
Net investment income (loss)(2)	(0.11)	(0.14)	(0.04)	0.02	(0.05)
Net realized and unrealized gain
(loss) on investments	4.01	(3.17)	3.22	5.51	(15.97	)(6)
Total from investment
operations	3.90	(3.31)	3.18	5.53	(16.02)
Redemption Fees(3)	0.00	0.00	0.00	0.00	0.00
Less Distributions:
From net investment income	—	(0.18)	(0.26)	—	—
From net realized gains	—	—	—	—	(0.08)
Total distributions	—	(0.18)	(0.26)	—	(0.08)
Net Asset Value, End of Year	$22.66	$18.76	$22.25	$19.33	$13.80
Total return	20.85%	(14.90)%	16.45%	39.97%	(53.54	)%(6)

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$101,405	$102,534	$152,571	$169,578	$147,915
Ratio of operating expenses to
average net assets:
Before expense reimbursement	2.53%	2.53%	2.51%	2.48%	2.47%
After expense reimbursement(4)	2.39%	2.39%	2.39%	2.39%	2.41%
Ratio of net investment income (loss)
to average net assets:
Before expense reimbursement	(0.67)%	(0.78)%	(0.32)%	0.03%	(0.29)%
After expense reimbursement(4)	(0.53)%	(0.64)%	(0.20)%	0.12%	(0.23)%
Portfolio turnover rate(5)	6%	58%	7%	15%	34%

(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)	Portfolio turnover of The Paradigm Portfolio.
(6)
Includes adviser reimbursement from the net realized loss on the disposal of investments in violation of restrictions. The reimbursement comprises less than $0.005 of the NAVs for each class at the time of reimbursement and 0.03% of the total return for the Adviser Class C for the fiscal year ended December 31, 2008. There was no impact on the other classes.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

	The Paradigm Fund
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	Institutional Class For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008
PER SHARE DATA:(1)
Net Asset Value Beginning of Year	$19.79	$23.25	$20.13	$14.44	$30.97
Income from Investment Operations:
Net investment income(2)	0.10	0.07	0.16	0.18	0.18
Net realized and unrealized gain
(loss) on investments	4.24	(3.35)	3.38	5.78	(16.63	)(6)
Total from investment
operations	4.34	(3.28)	3.54	5.96	(16.45)
Redemption Fees(3)	0.00	0.00	0.00	0.00	0.00
Less Distributions:
From net investment income	(0.20)	(0.18)	(0.42)	(0.27)	—
From net realized gains	—	—	—	—	(0.08)
Total distributions	(0.20)	(0.18)	(0.42)	(0.27)	(0.08)
Net Asset Value, End of Year	$23.93	$19.79	$23.25	$20.13	$14.44
Total return	21.99%	(14.13)%	17.62%	41.31%	(53.11	)%(6)

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$192,478	$134,309	$142,261	$125,372	$128,129
Ratio of operating expenses to
average net assets:
Before expense reimbursement	1.73%	1.73%	1.71%	1.68%	1.67%
After expense reimbursement(4)	1.44%	1.44%	1.44%	1.44%	1.46%
Ratio of net investment income
to average net assets:
Before expense reimbursement	0.13%	0.02%	0.48%	0.83%	0.51%
After expense reimbursement(4)	0.42%	0.31%	0.75%	1.07%	0.72%
Portfolio turnover rate(5)	6%	58%	7%	15%	34%

(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)	Portfolio turnover of The Paradigm Portfolio.
(6)
Includes adviser reimbursement from the net realized loss on the disposal of investments in violation of restrictions. The reimbursement comprises less than $0.005 of the NAVs for each class at the time of reimbursement and 0.03% of the total return for the Adviser Class C for the fiscal year ended December 31, 2008. There was no impact on the other classes.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

	The Medical Fund
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	No Load Class For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008
PER SHARE DATA:(1)
Net Asset Value Beginning of Year	$18.75	$19.48	$18.77	$15.23	$19.82
Income from Investment Operations:
Net investment income(2)	0.33	0.18	0.10	0.20	0.19
Net realized and unrealized gain
(loss) on investments	1.32	0.82	0.72	3.51	(4.25)
Total from investment
operations	1.65	1.00	0.82	3.71	(4.06)
Redemption Fees	0.00 (3)	0.00 (3)	0.00 (3)	0.01	0.01
Less Distributions:
From net investment income	(0.36)	(0.25)	(0.11)	(0.16)	(0.16)
From net realized gains	(2.22)	(1.48)	—	(0.02)	(0.38)
Total distributions	(2.58)	(1.73)	(0.11)	(0.18)	(0.54)
Net Asset Value, End of Year	$17.82	$18.75	$19.48	$18.77	$15.23
Total return	8.86%	5.11%	4.30%	24.47%	(20.42)%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$14,254	$16,376	$25,777	$21,126	$15,727
Ratio of operating expenses to average
net assets:
Before expense reimbursement	2.22%	2.02%	2.00%	2.15%	2.26%
After expense reimbursement(4)	1.39%	1.39%	1.39%	1.39%	1.41%
Ratio of net investment income (loss)
to average net assets:
Before expense reimbursement	0.83%	0.24%	(0.06)%	0.42%	0.18%
After expense reimbursement(4)	1.66%	0.87%	0.55%	1.17%	1.03%
Portfolio turnover rate(5)	0%	5%	3%	13%	28%

(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)	Portfolio turnover of The Medical Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

	The Medical Fund
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	Advisor Class A For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008
PER SHARE DATA:(1)
Net Asset Value Beginning of Year	$18.29	$19.06	$18.36	$14.90	$19.39
Income from Investment Operations:
Net investment income(2)	0.27	0.12	0.05	0.15	0.13
Net realized and unrealized gain
(loss) on investments	1.29	0.80	0.71	3.44	(4.15)
Total from investment
operations	1.56	0.92	0.76	3.59	(4.02)
Redemption Fees	0.00 (3)	0.00 (3)	0.00 (3)	0.01	0.04
Less Distributions:
From net investment income	(0.30)	(0.21)	(0.06)	(0.12)	(0.13)
From net realized gains	(2.22)	(1.48)	—	(0.02)	(0.38)
Total distributions	(2.52)	(1.69)	(0.06)	(0.14)	(0.51)
Net Asset Value, End of Year	$17.33	$18.29	$19.06	$18.36	$14.90
Total return(4)	8.60%	4.79%	4.13%	24.17%	(20.49)%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$2,583	$3,240	$4,207	$4,347	$2,941
Ratio of operating expenses to
average net assets:
Before expense reimbursement	2.47%	2.27%	2.25%	2.40%	2.51%
After expense reimbursement(5)	1.64%	1.64%	1.64%	1.64%	1.66%
Ratio of net investment income
(loss) to average net assets:
Before expense reimbursement	0.58%	(0.01)%	(0.31)%	0.17%	(0.07)%
After expense reimbursement(5)	1.41%	0.62%	0.30%	0.92%	0.78%
Portfolio turnover rate(6)	0%	5%	3%	13%	28%

(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.
(5)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(6)	Portfolio turnover of The Medical Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

	The Medical Fund
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	Advisor Class C For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008
PER SHARE DATA:(1)
Net Asset Value Beginning of Year	$18.15	$18.90	$18.27	$14.83	$19.34
Income from Investment Operations:
Net investment income (loss)(2)	0.17	0.02	(0.04)	0.07	0.05
Net realized and unrealized gain
(loss) on investments	1.29	0.80	0.69	3.41	(4.13)
Total from investment
operations	1.46	0.82	0.65	3.48	(4.08)
Redemption Fees	—	0.00 (3)	—	0.00 (3)	0.02
Less Distributions:
From net investment income	(0.20)	(0.09)	(0.02)	(0.02)	(0.07)
From net realized gains	(2.22)	(1.48)	—	(0.02)	(0.38)
Total distributions	(2.42)	(1.57)	(0.02)	(0.04)	(0.45)
Net Asset Value, End of Year	$17.19	$18.15	$18.90	$18.27	$14.83
Total return	8.08%	4.32%	3.55%	23.50%	(20.97)%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$450	$580	$692	$454	$314
Ratio of operating expenses to
average net assets:
Before expense reimbursement	2.97%	2.77%	2.75%	2.90%	3.01%
After expense reimbursement(4)	2.14%	2.14%	2.14%	2.14%	2.16%
Ratio of net investment income
(loss) to average net assets:
Before expense reimbursement	0.08%	(0.51)%	(0.81)%	(0.33)%	(0.57)%
After expense reimbursement(4)	0.91%	0.12%	(0.20)%	0.42%	0.28%
Portfolio turnover rate(5)	0%	5%	3%	13%	28%

(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)	Portfolio turnover of The Medical Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

	The Small Cap Opportunities Fund
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	No Load Class For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008
PER SHARE DATA:(1)
Net Asset Value Beginning of Year	$19.85	$23.32	$20.83	$13.17	$31.92
Income from Investment Operations:
Net investment income (loss)(2)	0.01	(0.04)	(0.04)	(0.04)	0.05
Net realized and unrealized gain
(loss) on investments	5.31	(3.15)	2.93	7.70	(18.53	)(6)
Total from investment
operations	5.32	(3.19)	2.89	7.66	(18.48)
Redemption Fees(3)	0.00	0.00	0.00	0.00	0.00
Less Distributions:
From net investment income	—	(0.28)	(0.40)	—	—
From net realized gains	—	—	—	—	(0.27)
Total distributions	—	(0.28)	(0.40)	—	(0.27)
Net Asset Value, End of Year	$25.17	$19.85	$23.32	$20.83	$13.17
Total return	26.74%	(13.65)%	13.86%	58.16%	(57.88	)%(6)

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$63,947	$67,798	$130,279	$161,205	$126,971
Ratio of operating expenses to
average net assets:
Before expense reimbursement	1.96%	1.90%	1.86%	1.86%	1.79%
After expense reimbursement(4)	1.64%	1.64%	1.64%	1.64%	1.67%
Ratio of net investment income
(loss) to average net assets:
Before expense reimbursement	(0.25)%	(0.44)%	(0.42)%	(0.48)%	0.09%
After expense reimbursement(4)	0.07%	(0.18)%	(0.20)%	(0.26)%	0.21%
Portfolio turnover rate(5)	22%	47%	4%	4%	16%

(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)	Portfolio turnover of The Small Cap Opportunities Portfolio.
(6)
Includes adviser reimbursement from the net realized loss on the disposal of investments in violation of restrictions. The reimbursement comprises less than $0.005 of the NAVs for each class at the time of reimbursement and 0.03% of the total return for the Adviser Class C for the fiscal year ended December 31, 2008. There was no impact on the other classes.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

	The Small Cap Opportunities Fund
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	Advisor Class A For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008
PER SHARE DATA:(1)
Net Asset Value Beginning of Year	$19.59	$22.98	$20.53	$13.01	$31.63
Income from Investment Operations:
Net investment loss(2)	(0.04)	(0.10)	(0.09)	(0.08)	(0.01)
Net realized and unrealized gain
(loss) on investments	5.22	(3.08)	2.87	7.60	(18.34	)(7)
Total from investment
operations	5.18	(3.18)	2.78	7.52	(18.35)
Redemption Fees(3)	0.00	0.00	0.00	0.00	0.00
Less Distributions:
From net investment income	—	(0.21)	(0.33)	—	—
From net realized gains	—	—	—	—	(0.27)
Total distributions	—	(0.21)	(0.33)	—	(0.27)
Net Asset Value, End of Year	$24.77	$19.59	$22.98	$20.53	$13.01
Total return(4)	26.44%	(13.85)%	13.56%	57.80%	(58.00	)%(7)

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$7,558	$7,250	$11,509	$14,244	$12,090
Ratio of operating expenses to
average net assets:
Before expense reimbursement	2.21%	2.15%	2.11%	2.11%	2.04%
After expense reimbursement(5)	1.89%	1.89%	1.89%	1.89%	1.92%
Ratio of net investment loss
to average net assets:
Before expense reimbursement	(0.50)%	(0.69)%	(0.67)%	(0.73)%	(0.16)%
After expense reimbursement(5)	(0.18)%	(0.43)%	(0.45)%	(0.51)%	(0.04)%
Portfolio turnover rate(6)	22%	47%	4%	4%	16%

(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.
(5)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(6)	Portfolio turnover of The Small Cap Opportunities Portfolio.
(7)
Includes adviser reimbursement from the net realized loss on the disposal of investments in violation of restrictions. The reimbursement comprises less than $0.005 of the NAVs for each class at the time of reimbursement and 0.03% of the total return for the Adviser Class C for the fiscal year ended December 31, 2008. There was no impact on the other classes.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

	The Small Cap Opportunities Fund
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	Advisor Class C For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008
PER SHARE DATA:(1)
Net Asset Value Beginning of Year	$19.36	$22.68	$20.28	$12.92	$31.57
Income from Investment Operations:
Net investment loss(2)	(0.15)	(0.20)	(0.20)	(0.16)	(0.12)
Net realized and unrealized gain
(loss) on investments	5.14	(3.04)	2.84	7.52	(18.26	)(6)
Total from investment
operations	4.99	(3.24)	2.64	7.36	18.38
Redemption Fees	—	—	—	0.00 (3)	0.00	(3)
Less Distributions:
From net investment income	—	(0.08)	(0.24)	—	—
From net realized gains	—	—	—	—	(0.27)
Total distributions	—	(0.08)	(0.24)	—	(0.27)
Net Asset Value, End of Year	$24.35	$19.36	$22.68	$20.28	$12.92
Total return	25.77%	(14.29)%	13.00%	56.97%	(58.20	)%(6)

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$2,536	$2,440	$3,450	$4,445	$2,871
Ratio of operating expenses to
average net assets:
Before expense reimbursement	2.71%	2.65%	2.61%	2.61%	2.54%
After expense reimbursement(4)	2.39%	2.39%	2.39%	2.39%	2.42%
Ratio of net investment loss
to average net assets:
Before expense reimbursement	(1.00)%	(1.19)%	(1.17)%	(1.23)%	(0.66)%
After expense reimbursement(4)	(0.68)%	(0.93)%	(0.95)%	(1.01)%	(0.54)%
Portfolio turnover rate(5)	22%	47%	4%	4%	16%

(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)	Portfolio turnover of The Small Cap Opportunities Portfolio.
(6)
Includes adviser reimbursement from the net realized loss on the disposal of investments in violation of restrictions. The reimbursement comprises less than $0.005 of the NAVs for each class at the time of reimbursement and 0.03% of the total return for the Adviser Class C for the fiscal year ended December 31, 2008. There was no impact on the other classes.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

	The Small Cap Opportunities Fund
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	Institutional Class For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008
PER SHARE DATA:(1)
Net Asset Value Beginning of Year	$19.93	$23.45	$20.90	$13.19	$31.92
Income from Investment Operations:
Net investment income (loss)(2)	0.06	0.00 (3)	0.00 (3)	(0.01)	0.10
Net realized and unrealized gain
(loss) on investments	5.33	(3.17)	2.95	7.72	(18.56	)(6)
Total from investment
operations	5.39	(3.17)	2.95	7.71	(18.46)
Redemption Fees(3)	0.00	0.00	0.00	0.00	0.00
Less Distributions:
From net investment income	—	(0.35)	(0.40)	—	—
From net realized gains	—	—	—	—	(0.27)
Total distributions	—	(0.35)	(0.40)	—	(0.27)
Net Asset Value, End of Year	$25.32	$19.93	$23.45	$20.90	$13.19
Total return	27.04%	(13.51)%	14.10%	58.45%	(57.82	)%(6)

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$7,482	$5,498	$9,808	$19,749	$68,408
Ratio of operating expenses to
average net assets:
Before expense reimbursement	1.91%	1.85%	1.81%	1.81%	1.74%
After expense reimbursement(4)	1.44%	1.44%	1.44%	1.44%	1.47%
Ratio of net investment income (loss)
to average net assets:
Before expense reimbursement	(0.20)%	(0.39)%	(0.37)%	(0.43)%	0.14%
After expense reimbursement(4)	0.27%	0.02%	0.00%	(0.06)%	0.41%
Portfolio turnover rate(5)	22%	47%	4%	4%	16%

(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)	Portfolio turnover of The Small Cap Opportunities Portfolio.
(6)
Includes adviser reimbursement from the net realized loss on the disposal of investments in violation of restrictions. The reimbursement comprises less than $0.005 of the NAVs for each class at the time of reimbursement and 0.03% of the total return for the Adviser Class C for the fiscal year ended December 31, 2008. There was no impact on the other classes.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

	The Market Opportunities Fund
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	No Load Class For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008
PER SHARE DATA:(1)
Net Asset Value Beginning of Year	$10.45	$11.46	$10.84	$7.22	$16.12
Income from Investment Operations:
Net investment income(2)	0.03	0.01	0.04	0.00 (3)	0.11
Net realized and unrealized gain
(loss) on investments	1.80	(0.91)	1.18	3.62	(9.02)
Payment by adviser	—	—	—	—	0.06	(6)
Total from investment
operations	1.83	(0.90)	1.22	3.62	(8.85)
Redemption Fees	0.00 (3)	0.00 (3)	0.00 (3)	0.01	0.01
Less Distributions:
From net investment income	(0.20)	(0.11)	(0.60)	(0.01)	(0.06)
Total distributions	(0.20)	(0.11)	(0.60)	(0.01)	(0.06)
Net Asset Value, End of Year	$12.08	$10.45	$11.46	$10.84	$7.22
Total return	17.52%	(7.85)%	11.31%	50.21%	(54.82	)%(6)

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$32,929	$30,191	$38,562	$41,254	$34,246
Ratio of operating expenses to
average net assets:
Before expense reimbursement	1.97%	1.93%	1.92%	1.93%	1.82%
After expense reimbursement(4)	1.64%	1.64%	1.64%	1.64%	1.66%
Ratio of net investment income (loss)
to average net assets:
Before expense reimbursement	(0.10)%	(0.20)%	0.06%	(0.25)%	0.78%
After expense reimbursement(4)	0.23%	0.09%	0.34%	0.04%	0.94%
Portfolio turnover rate(5)	26%	14%	12%	14%	77%

(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)	Portfolio turnover of The Market Opportunities Portfolio.
(6)
Includes adviser reimbursement from the net realized loss on the disposal of investments in violation of restrictions. This reimbursement contributed 0.38%, 0.37%, 0.38% and 0.44% to the returns of the No Load Class, the Advisor Class A, the Advisor Class C and the Institutional Class, respectively, for the year ended December 31, 2008.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

	The Market Opportunities Fund
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	Advisor Class A For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008
PER SHARE DATA:(1)
Net Asset Value Beginning of Year	$10.43	$11.43	$10.80	$7.22	$16.07
Income from Investment Operations:
Net investment income (loss)(2)	0.00 (3)	(0.02)	0.01	(0.02)	0.08
Net realized and unrealized gain
(loss) on investments	1.80	(0.90)	1.19	3.61	(8.97)
Payment by adviser	—	—	—	—	0.06	(7)
Total from investment
operations	1.80	(0.92)	1.20	3.59	(8.83)
Redemption Fees	0.00 (3)	0.00 (3)	0.00 (3)	0.00 (3)	0.00	(3)
Less Distributions:
From net investment income	(0.16)	(0.08)	(0.57)	(0.01)	(0.02)
Total distributions	(0.16)	(0.08)	(0.57)	(0.01)	(0.02)
Net Asset Value, End of Year	$12.07	$10.43	$11.43	$10.80	$7.22
Total return(4)	17.26%	(8.08)%	11.11%	49.66%	(54.91	)%(7)

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$6,518	$8,600	$14,167	$18,770	$18,514
Ratio of operating expenses to
average net assets:
Before expense reimbursement	2.22%	2.18%	2.17%	2.18%	2.07%
After expense reimbursement(5)	1.89%	1.89%	1.89%	1.89%	1.91%
Ratio of net investment income (loss)
to average net assets:
Before expense reimbursement	(0.35)%	(0.45)%	(0.19)%	(0.50)%	0.53%
After expense reimbursement(5)	(0.02)%	(0.16)%	0.09%	(0.21)%	0.69%
Portfolio turnover rate(6)	26%	14%	12%	14%	77%

(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.
(5)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(6)	Portfolio turnover of The Market Opportunities Portfolio.
(7)
Includes adviser reimbursement from the net realized loss on the disposal of investments in violation of restrictions. This reimbursement contributed 0.38%, 0.37%, 0.38% and 0.44% to the returns of the No Load Class, the Advisor Class A, the Advisor Class C and the Institutional Class, respectively, for the year ended December 31, 2008.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

	The Market Opportunities Fund
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	Advisor Class C For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008
PER SHARE DATA:(1)
Net Asset Value Beginning of Year	$10.32	$11.30	$10.69	$7.17	$16.01
Income from Investment Operations:
Net investment income (loss)(2)	(0.06)	(0.08)	(0.04)	(0.06)	0.02
Net realized and unrealized gain
(loss) on investments	1.78	(0.88)	1.17	3.59	(8.91)
Payment by adviser	—	—	—	—	0.06	(6)
Total from investment
operations	1.72	(0.96)	1.13	3.53	(8.83)
Redemption Fees	0.00 (3)	—	0.00 (3)	0.00 (3)	0.00	(3)
Less Distributions:
From net investment income	(0.10)	(0.02)	(0.52)	(0.01)	(0.01)
Total distributions	(0.10)	(0.02)	(0.52)	(0.01)	(0.01)
Net Asset Value, End of Year	$11.94	$10.32	$11.30	$10.69	$7.17
Total return	16.70%	(8.51)%	10.54%	49.17%	(55.13	)%(6)

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$3,932	$4,233	$5,569	$6,055	$771
Ratio of operating expenses to
average net assets:
Before expense reimbursement	2.72%	2.68%	2.67%	2.68%	2.57%
After expense reimbursement(4)	2.39%	2.39%	2.39%	2.39%	2.41%
Ratio of net investment income (loss)
to average net assets:
Before expense reimbursement	(0.85)%	(0.95)%	(0.69)%	(1.00)%	0.03%
After expense reimbursement(4)	(0.52)%	(0.66)%	(0.41)%	(0.71)%	0.19%
Portfolio turnover rate(5)	26%	14%	12%	14%	77%

(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)	Portfolio turnover of The Market Opportunities Portfolio.
(6)
Includes adviser reimbursement from the net realized loss on the disposal of investments in violation of restrictions. This reimbursement contributed 0.38%, 0.37%, 0.38% and 0.44% to the returns of the No Load Class, the Advisor Class A, the Advisor Class C and the Institutional Class, respectively, for the year ended December 31, 2008.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

	The Market Opportunities Fund
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	Institutional Class For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	May 19, 2008^ through December 31, 2008
PER SHARE DATA:(1)
Net Asset Value Beginning of Period	$10.46	$11.48	$10.86	$7.21	$13.71
Income from Investment Operations:
Net investment income(2)	0.05	0.03	0.06	0.02	0.08
Net realized and unrealized gain
(loss) on investments	1.81	(0.92)	1.19	3.64	(6.55)
Payment by adviser	—	—	—	—	0.06	(5)
Total from investment
operations	1.86	(0.89)	1.25	3.66	(6.41)
Redemption Fees	—	—	—	—	—
Less Distributions:
From net investment income	(0.22)	(0.13)	(0.63)	(0.01)	(0.09)
Total distributions	(0.22)	(0.13)	(0.63)	(0.01)	(0.09)
Net Asset Value, End of Period	$12.10	$10.46	$11.48	$10.86	$7.21
Total return	17.83%	(7.71)%	11.54%	50.70%	(46.77	)%(5)(6)

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of period (000’s)	$229	$186	$212	$19	$5
Ratio of operating expenses to
average net assets:
Before expense reimbursement	1.92%	1.88%	1.87%	1.88%	1.82	%(7)
After expense reimbursement(3)	1.44%	1.44%	1.44%	1.44%	1.44	%(7)
Ratio of net investment income
(loss) to average net assets:
Before expense reimbursement	(0.05)%	(0.15)%	0.11%	(0.20)%	0.94	%(7)
After expense reimbursement(3)	0.43%	0.29%	0.54%	0.24%	1.32	%(7)
Portfolio turnover rate(4)	26%	14%	12%	14%	77%

^	Commencement of operations.
(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(4)	Portfolio turnover of The Market Opportunities Portfolio.
(5)
Includes adviser reimbursement from the net realized loss on the disposal of investments in violation of restrictions. This reimbursement contributed 0.38%, 0.37%, 0.38% and 0.44% to the returns of the No Load Class, the Advisor Class A, the Advisor Class C and the Institutional Class, respectively, for the year ended December 31, 2008.

(6)	Not annualized.
(7)	Annualized.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

	The Water Infrastructure Fund
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	No Load Class For the Year Ended December 31, 2010	For the Year Ended December 31, 2009		For the Year Ended December 31, 2008
PER SHARE DATA:(1)
Net Asset Value Beginning of Year	$7.79	$8.38	$8.86	$7.61		$10.17
Income from Investment Operations:
Net investment income(2)	0.15	0.10	0.07	0.04		0.10
Net realized and unrealized gain
(loss) on investments	0.61	(0.51)	(0.48)	1.21		(2.66)
Total from investment
operations	0.76	(0.41)	(0.41)	1.25		(2.56)
Redemption Fees(3)	0.00	0.00	0.00	0.00		0.00
Less Distributions:
From net investment income	(0.22)	(0.18)	(0.07)	(0.00	)(3)	—
Total distributions	(0.22)	(0.18)	(0.07)	(0.00	)(3)	—
Net Asset Value, End of Year	$8.33	$7.79	$8.38	$8.86		$7.61
Total return	9.90%	(4.88)%	(4.60)%	16.46%		(25.17)%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$4,699	$5,613	$7,001	$7,176		$6,598
Ratio of operating expenses to
average net assets:
Before expense reimbursement	2.55%	2.29%	2.17%	2.36%		2.20%
After expense reimbursement(4)	1.64%	1.64%	1.64%	1.64%		1.65%
Ratio of net investment income (loss)
to average net assets:
Before expense reimbursement	0.93%	0.59%	0.33%	(0.26)%		0.55%
After expense reimbursement(4)	1.84%	1.24%	0.86%	0.46%		1.10%
Portfolio turnover rate(5)	56%	69%	111%	45%		66%

(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)	Portfolio turnover of The Water Infrastructure Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

	The Water Infrastructure Fund
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	Advisor Class A For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008
PER SHARE DATA:(1)
Net Asset Value Beginning of Year	$7.78	$8.35	$8.82	$7.59	$10.17
Income from Investment Operations:
Net investment income(2)	0.13	0.08	0.05	0.02	0.07
Net realized and unrealized gain
(loss) on investments	0.61	(0.50)	(0.47)	1.21	(2.65)
Total from investment
operations	0.74	(0.42)	(0.42)	1.23	(2.58)
Redemption Fees	—	0.00 (3)	0.00 (3)	0.00 (3)	0.00 (3)
Less Distributions:
From net investment income	(0.18)	(0.15)	(0.05)	—	—
Total distributions	(0.18)	(0.15)	(0.05)	—	—
Net Asset Value, End of Year	$8.34	$7.78	$8.35	$8.82	$7.59
Total return(4)	9.61%	(5.08)%	(4.80)%	16.21%	(25.37)%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$2,597	$4,559	$10,100	$10,339	$7,661
Ratio of operating expenses to
average net assets:
Before expense reimbursement	2.80%	2.54%	2.42%	2.61%	2.45%
After expense reimbursement(5)	1.89%	1.89%	1.89%	1.89%	1.90%
Ratio of net investment income (loss)
to average net assets:
Before expense reimbursement	0.68%	0.34%	0.08%	(0.51)%	0.30%
After expense reimbursement(5)	1.59%	0.99%	0.61%	0.21%	0.85%
Portfolio turnover rate(6)	56%	69%	111%	45%	66%

(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.
(5)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(6)	Portfolio turnover of The Water Infrastructure Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

	The Water Infrastructure Fund
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	Advisor Class C For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008
PER SHARE DATA:(1)
Net Asset Value Beginning of Year	$7.68	$8.25	$8.71	$7.54	$10.16
Income from Investment Operations:
Net investment income (loss)(2)	0.09	0.04	0.01	(0.02)	0.03
Net realized and unrealized gain (loss)
on investments	0.60	(0.49)	(0.46)	1.19	(2.65)
Total from investment
operations	0.69	(0.45)	(0.45)	1.17	(2.62)
Redemption Fees	—	0.00 (3)	—	0.00 (3)	—
Less Distributions:
From net investment income	(0.14)	(0.12)	(0.01)	—	—
Total distributions	(0.14)	(0.12)	(0.01)	—	—
Net Asset Value, End of Year	$8.23	$7.68	$8.25	$8.71	$7.54
Total return	8.96%	(5.51)%	(5.15)%	15.52%	(25.79)%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$1,763	$2,316	$2,840	$2,700	$1,571
Ratio of operating expenses to average
net assets:
Before expense reimbursement	3.30%	3.04%	2.92%	3.11%	2.95%
After expense reimbursement(4)	2.39%	2.39%	2.39%	2.39%	2.40%
Ratio of net investment income (loss) to
average net assets:
Before expense reimbursement	0.18%	(0.16)%	(0.42)%	(1.01)%	(0.20)%
After expense reimbursement(4)	1.09%	0.49%	0.11%	(0.29)%	0.35%
Portfolio turnover rate(5)	56%	69%	111%	45%	66%

(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)	Portfolio turnover of The Water Infrastructure Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

	The Water Infrastructure Fund
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	Institutional Class For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008
PER SHARE DATA:(1)
Net Asset Value Beginning of Year	$7.85	$8.42	$8.90	$7.63	$10.18
Income from Investment Operations:
Net investment income(2)	0.17	0.12	0.09	0.05	0.12
Net realized and unrealized gain
(loss) on investments	0.62	(0.51)	(0.48)	1.23	(2.67)
Total from investment
operations	0.79	(0.39)	(0.39)	1.28	(2.55)
Redemption Fees	0.00 (3)	0.02	0.00 (3)	0.01	0.00 (3)
Less Distributions:
From net investment income	(0.24)	(0.20)	(0.09)	(0.02)	—
Total distributions	(0.24)	(0.20)	(0.09)	(0.02)	—
Net Asset Value, End of Year	$8.40	$7.85	$8.42	$8.90	$7.63
Total return	10.17%	(4.43)%	(4.38)%	16.94%	(25.05)%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$1,629	$798	$4,182	$2,905	$251
Ratio of operating expenses to average
net assets:
Before expense reimbursement	2.50%	2.24%	2.12%	2.31%	2.15%
After expense reimbursement(4)	1.44%	1.44%	1.44%	1.44%	1.45%
Ratio of net investment income (loss) to
average net assets:
Before expense reimbursement	0.98%	0.64%	0.38%	(0.21)%	0.60%
After expense reimbursement(4)	2.04%	1.44%	1.06%	0.66%	1.30%
Portfolio turnover rate(5)	56%	69%	111%	45%	66%

(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)	Portfolio turnover of The Water Infrastructure Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

	The Multi-Disciplinary Fund
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	No Load Class For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	February 11, 2008^ through December 31, 2008
PER SHARE DATA:(1)
Net Asset Value Beginning of Period	$10.09	$10.47	$9.86	$8.22	$10.00
Income from Investment Operations:
Net investment income (2)	0.34	0.83	0.35	0.09	0.01
Net realized and unrealized gain
(loss) on investments	1.20	(0.80)	0.91	1.79	(1.79)
Total from investment
operations	1.54	0.03	1.26	1.88	(1.78)
Redemption Fees	0.00 (3)	0.00 (3)	0.00 (3)	—	—
Less Distributions:
From net investment income	(0.43)	(0.36)	(0.35)	(0.08)	(0.00	)(3)
From net realized gains	(0.12)	(0.05)	(0.30)	(0.16)	—
Total distributions	(0.55)	(0.41)	(0.65)	(0.24)	(0.00	)(3)
Net Asset Value, End of Period	$11.08	$10.09	$10.47	$9.86	$8.22
Total return	15.38%	0.24%	13.04%	22.90%	(17.76	)%(6)

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of period (000’s)	$19,566	$13,389	$3,489	$938	$99
Ratio of operating expenses to average
net assets:
Before expense reimbursement	2.00%	2.38%	6.11%	13.11%	17.58	%(7)
After expense reimbursement(4)	1.49%	1.49%	1.49%	1.49%	1.49	%(7)
Ratio of net investment income (loss)
to average net assets:
Before expense reimbursement	2.65%	7.09%	(1.19)%	(10.69)%	(15.99	)%(7)
After expense reimbursement(4)	3.16%	7.98%	3.43%	0.93%	0.10	%(7)
Portfolio turnover rate(5)	41%	74%	38%	77%	N/A	(8)

^	Commencement of operations.
(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)	Portfolio turnover of The Multi-Disciplinary Portfolio.
(6)	Not annualized.
(7)	Annualized.
(8)	Portfolio turnover is not applicable because The Multi-Disciplinary Portfolio did not hold any long-term securities from inception date through year end.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

	The Multi-Disciplinary Fund
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	Advisor Class A For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	February 11, 2008^ through December 31, 2008
PER SHARE DATA:(1)
Net Asset Value Beginning of Period	$10.05	$10.44	$9.85	$8.20	$10.00
Income from Investment Operations:
Net investment income (loss)(2)	0.31	0.78	0.33	0.06	(0.01)
Net realized and unrealized gain
(loss) on investments	1.20	(0.78)	0.89	1.80	(1.79)
Total from investment
operations	1.51	—	1.22	1.86	(1.80)
Redemption Fees	0.00 (3)	—	—	—	—
Less Distributions:
From net investment income	(0.41)	(0.34)	(0.33)	(0.05)	(0.00	)(3)
From net realized gains	(0.12)	(0.05)	(0.30)	(0.16)	—
Total distributions	(0.53)	(0.39)	(0.63)	(0.21)	(0.00	)(3)
Net Asset Value, End of Period	$11.03	$10.05	$10.44	$9.85	$8.20
Total return(4)	15.12%	(0.01)%	12.64%	22.73%	(17.97	)%(7)

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of period (000’s)	$25,764	$4,726	$356	$103	$84
Ratio of operating expenses to
average net assets:
Before expense reimbursement	2.25%	2.63%	6.36%	13.36%	17.83	%(8)
After expense reimbursement(5)	1.74%	1.74%	1.74%	1.74%	1.74	%(8)
Ratio of net investment income (loss)
to average net assets:
Before expense reimbursement	2.40%	6.84%	(1.44)%	(10.94)%	(16.24	)%(8)
After expense reimbursement(5)	2.91%	7.73%	3.18%	0.68%	(0.15	)%(8)
Portfolio turnover rate(6)	41%	74%	38%	77%	N/A	(9)

^	Commencement of operations.
(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.
(5)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(6)	Portfolio turnover of The Multi-Disciplinary Portfolio.
(7)	Not annualized.
(8)	Annualized.
(9)	Portfolio turnover is not applicable because The Multi-Disciplinary Portfolio did not hold any long-term securities from inception date through year end.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

	The Multi-Disciplinary Fund
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	Advisor Class C For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	February 11, 2008^ through December 31, 2008
PER SHARE DATA:(1)
Net Asset Value Beginning of Period	$10.00	$10.40	$9.80	$8.17	$10.00
Income from Investment Operations:
Net investment income (loss)(2)	0.26	0.74	0.27	0.02	(0.05)
Net realized and unrealized gain
(loss) on investments	1.18	(0.78)	0.90	1.78	(1.78)
Total from investment
operations	1.44	(0.04)	1.17	1.80	(1.83)
Redemption Fees	—	—	—	—	—
Less Distributions:
From net investment income	(0.36)	(0.31)	(0.27)	(0.01)	(0.00	)(3)
From net realized gains	(0.12)	(0.05)	(0.30)	(0.16)	—
Total distributions	(0.48)	(0.36)	(0.57)	(0.17)	(0.00	)(3)
Net Asset Value, End of Period	$10.96	$10.00	$10.40	$9.80	$8.17
Total return	14.48%	(0.49)%	12.13%	22.03%	(18.30	)%(6)

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of period (000’s)	$7,485	$1,645	$128	$105	$88
Ratio of operating expenses to
average net assets:
Before expense reimbursement	2.75%	3.13%	6.86%	13.86%	18.33	%(7)
After expense reimbursement(4)	2.24%	2.24%	2.24%	2.24%	2.24	%(7)
Ratio of net investment income (loss)
to average net assets:
Before expense reimbursement	1.90%	6.34%	(1.94)%	(11.44)%	16.74	%(7)
After expense reimbursement(4)	2.41%	7.23%	2.68%	0.18%	0.65	%(7)
Portfolio turnover rate(5)	41%	74%	38%	77%	N/A	(8)

^	Commencement of operations.
(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)	Portfolio turnover of The Multi-Disciplinary Portfolio.
(6)	Not annualized.
(7)	Annualized.
(8)	Portfolio turnover is not applicable because The Multi-Disciplinary Portfolio did not hold any long-term securities from inception date through year end.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

	The Multi-Disciplinary Fund
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	Institutional Class For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	February 11, 2008^ through December 31, 2008
PER SHARE DATA:(1)
Net Asset Value Beginning of Period	$10.12	$10.50	$9.89	$8.23	$10.00
Income from Investment Operations:
Net investment income(2)	0.36	0.85	0.37	0.10	0.02
Net realized and unrealized gain
(loss) on investments	1.20	(0.80)	0.91	1.81	(1.79)
Total from investment
operations	1.56	0.05	1.28	1.91	(1.77)
Redemption Fees	—	—	—	—	—
Less Distributions:
From net investment income	(0.45)	(0.38)	(0.37)	(0.09)	(0.00	)(3)
From net realized gains	(0.12)	(0.05)	(0.30)	(0.16)	—
Total distributions	(0.57)	(0.43)	(0.67)	(0.25)	(0.00	)(3)
Net Asset Value, End of Period	$11.11	$10.12	$10.50	$9.89	$8.23
Total return	15.55%	0.42%	13.19%	23.25%	(17.65	)%(6)

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of period (000’s)	$6,576	$3,878	$142	$101	$82
Ratio of operating expenses to
average net assets:
Before expense reimbursement	1.95%	2.33%	6.06%	13.06%	17.53	%(7)
After expense reimbursement(4)	1.29%	1.29%	1.29%	1.29%	1.29	%(7)
Ratio of net investment income (loss)
to average net assets:
Before expense reimbursement	2.70%	7.14%	(1.14)%	(10.64)%	(15.94	)%(7)
After expense reimbursement(4)	3.36%	8.18%	3.63%	1.13%	0.30	%(7)
Portfolio turnover rate(5)	41%	74%	38%	77%	N/A	(8)

^	Commencement of operations.
(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)	Portfolio turnover of The Multi-Disciplinary Portfolio.
(6)	Not annualized.
(7)	Annualized.
(8)	Portfolio turnover is not applicable because The Multi-Disciplinary Portfolio did not hold any long-term securities from inception date through year end.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC.
Report of Independent Registered Public Accounting Firm

To the Shareholders of and Board of Directors
Kinetics Mutual Funds, Inc.
Elmsford, New York

We have audited the accompanying statements of assets and liabilities of The Internet Fund, The Global Fund, The Paradigm Fund, The Medical Fund, The Small Cap Opportunities Fund, The Market Opportunities Fund, The Water Infrastructure Fund and The Multi-Disciplinary Fund, each a series of shares of Kinetics Mutual Funds, Inc. (the “Funds”), as of December 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended, except for The Multi-Disciplinary Fund in which the financial highlights were for each of the four years in the period then ended and the period February 11, 2008 (commencement of operations) through December 31, 2008. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform, nor were the Funds required to have, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly in all material respects, the financial position of each of the eight funds of the Kinetics Mutual Funds, Inc. as of December 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
March 1, 2013

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Allocation of Portfolio Assets
December 31, 2012

The Internet Portfolio

		Percentage
	Market	of Total
Sector Allocation*	Value	Net Assets
Information	$68,716,756	43.8%
Retail Trade	21,739,988	13.9%
Finance and Insurance	10,656,844	6.8%
Management of Companies and Enterprises	9,050,785	5.8%
Arts, Entertainment, and Recreation	9,024,892	5.7%
Manufacturing	7,068,130	4.5%
Professional, Scientific, and Technical Services	2,524,143	1.6%
Real Estate and Rental and Leasing	1,828,129	1.2%
Administrative and Support and Waste Management and
Remediation Services	1,390,093	0.9%
Transportation and Warehousing	1,255,848	0.8%

* Excludes Short-Term Investments

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Allocation of Portfolio Assets
December 31, 2012 — (Continued)

The Global Portfolio

		Percentage
	Market	of Total
Country Allocation*	Value	Net Assets
United States	$2,275,745	34.8%
Canada	1,433,166	21.9%
France	540,261	8.3%
Hong Kong	475,667	7.2%
Switzerland	399,802	6.2%
China	215,531	3.3%
Singapore	206,783	3.2%
Cayman Islands	147,712	2.2%
United Kingdom	135,958	2.1%
Spain	81,905	1.2%
Guernsey	71,801	1.1%
Brazil	64,752	1.0%
Australia	36,125	0.6%
Greece	22,967	0.4%
Argentina	14,685	0.2%
Austria	9,578	0.1%

* Excludes Short-Term Investments

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Allocation of Portfolio Assets
December 31, 2012 — (Continued)

The Paradigm Portfolio

		Percentage
	Market	of Total
Sector Allocation*	Value	Net Assets
Information	$206,872,704	23.5%
Real Estate and Rental and Leasing	134,473,414	15.2%
Finance and Insurance	100,871,232	11.4%
Management of Companies and Enterprises	96,294,014	10.9%
Retail Trade	85,580,430	9.7%
Mining, Quarrying, and Oil and Gas Extraction	58,962,511	6.7%
Arts, Entertainment, and Recreation	56,253,977	6.4%
Manufacturing	41,732,888	4.7%
Transportation and Warehousing	21,408,714	2.4%
Petroleum & Gas	13,416,273	1.5%
Utilities	2,324,032	0.3%
Construction	1,017,021	0.1%
Wholesale Trade	68,481	0.0%
Accommodation and Food Services	16,440	0.0%

* Excludes Short-Term Investments

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Allocation of Portfolio Assets
December 31, 2012 — (Continued)

The Medical Portfolio

		Percentage
	Market	of Total
Sector Allocation*	Value	Net Assets
Manufacturing	$16,592,505	95.9%
Professional, Scientific, and Technical Services	658,160	3.8%
Finance and Insurance	1,672	0.0%
Health Care and Social Assistance	230	0.0%

* Excludes Short-Term Investments

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Allocation of Portfolio Assets
December 31, 2012 — (Continued)

The Small Cap Opportunities Portfolio

		Percentage
	Market	of Total
Sector Allocation*	Value	Net Assets
Real Estate and Rental and Leasing	$20,116,257	24.7%
Finance and Insurance	17,918,036	22.0%
Manufacturing	15,349,497	18.8%
Management of Companies and Enterprises	9,084,858	11.1%
Information	5,729,367	7.0%
Petroleum & Gas	3,841,617	4.7%
Mining, Quarrying, and Oil and Gas Extraction	3,484,081	4.3%
Retail Trade	2,053,816	2.5%
Arts, Entertainment, and Recreation	2,015,615	2.5%
Wholesale Trade	678,528	0.8%
Transportation Equipment	651,990	0.8%

* Excludes Short-Term Investments

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Allocation of Portfolio Assets
December 31, 2012 — (Continued)

The Market Opportunities Portfolio

		Percentage
	Market	of Total
Sector Allocation*	Value	Net Assets
Finance and Insurance	$25,909,181	59.4%
Real Estate and Rental and Leasing	4,653,663	10.6%
Management of Companies and Enterprises	3,802,935	8.7%
Retail Trade	1,879,104	4.3%
Mining, Quarrying, and Oil and Gas Extraction	1,726,534	4.0%
Petroleum & Gas	1,314,378	3.0%
Arts, Entertainment, and Recreation	770,410	1.8%
Information	744,955	1.7%
Utilities	99,264	0.2%

* Excludes Short-Term Investments

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Allocation of Portfolio Assets
December 31, 2012 — (Continued)

The Water Infrastructure Portfolio

Sector Allocation*	Market Value	Percentage of Total Net Assets
Finance and Insurance	$1,563,642	14.5%
Management of Companies and Enterprises	345,321	3.2%
Utilities	162,791	1.5%
Manufacturing	147,446	1.4%

*Excludes Short-Term Investments & Options

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Allocation of Portfolio Assets
December 31, 2012 — (Continued)

The Multi-Disciplinary Portfolio

		Percentage
	Market	of Total
Sector Allocation*	Value	Net Assets
Mining, Quarrying, and Oil and Gas Extraction	$15,638,137	26.3%
Manufacturing	8,700,981	14.6%
Information	6,618,281	11.1%
Finance and Insurance	4,781,189	8.0%
Administrative and Support and Waste Management
and Remediation Services	4,211,537	7.1%
Real Estate and Rental and Leasing	4,088,813	6.9%
Management of Companies and Enterprises	3,425,500	5.7%
Health Care and Social Assistance	2,913,250	4.9%
Utilities	2,889,000	4.8%
Arts, Entertainment, and Recreation	2,189,000	3.7%
Retail Trade	1,543,625	2.6%
Transportation and Warehousing	770,000	1.3%
Professional, Scientific, and Technical Services	100,750	0.2%

* Excludes Short-Term Investments & Options

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Internet Portfolio
Portfolio of Investments — December 31, 2012

Identifier	COMMON STOCKS — 84.49%	Shares	Value
	Administrative and Support Services — 0.89%
CRMZ	CreditRiskMonitor.com, Inc.	600	$2,040
CTRP	Ctrip.com International Ltd. — ADR*^	6,000	136,740
EXPE	Expedia, Inc.	20,300	1,247,435
IILG	Interval Leisure Group, Inc.	200	3,878
			1,390,093
	Broadcasting (except Internet) — 24.21%
CBS	CBS Corporation — Class B	55,200	2,100,360
DISCA	Discovery Communications, Inc. — Class A*^	101,700	6,455,916
LMCA	Liberty Media Corporation — Liberty Capital — Series A*	117,900	13,677,579
SNI	Scripps Networks Interactive — Class A^	74,800	4,332,416
SIRI	Sirius XM Radio, Inc.^	46,000	132,940
TWX	Time Warner, Inc.	80,000	3,826,400
VIAB	Viacom Inc. — Class B	107,600	5,674,824
DIS	The Walt Disney Company^	34,100	1,697,839
YOKU	Youku.com, Inc. — ADR*	2,160	39,398
			37,937,672
	Computer and Electronic Product Manufacturing — 1.34%
AAPL	Apple, Inc.	3,000	1,599,090
QCOM	QUALCOMM Inc.	8,000	496,160
ZNGA	Zynga, Inc. — Class A*	2,000	4,740
			2,099,990
	Credit Intermediation and Related Activities — 0.12%
TREE	Tree.com, Inc.	10,033	180,895
	Data Processing, Hosting and Related Services — 0.11%
CSGP	CoStar Group, Inc.*	2,000	178,740
	Data Processor — 3.57%
MA	MasterCard, Inc. — Class A^	5,000	2,456,400
VRSK	Verisk Analytics, Inc. — Class A*	8,000	408,000
V	Visa, Inc. — Class A^	18,000	2,728,440
			5,592,840
	Defense — 2.88%
CACI	CACI International, Inc. — Class A*^	48,000	2,641,440
MANT	ManTech International Corporation — Class A^	72,000	1,867,680
			4,509,120
	E-Commerce — 2.86%
IACI	IAC/InterActiveCorp	94,700	4,479,310

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Internet Portfolio
Portfolio of Investments — December 31, 2012 — (Continued)

Identifier		Shares	Value
	Gaming — 1.11%
200 HK	Melco International Development Limited	1,500,000	$1,743,680
	Global Exchanges — 1.14%
EXAE GA	Hellenic Exchanges S.A. Holding Clearing
	Settlement and Registry	20,000	114,836
8697 JP	Japan Exchange Group Inc.	3,300	163,791
JSE SJ	JSE Limited	51,000	470,746
SGX SP	Singapore Exchange Limited	180,000	1,032,950
			1,782,323
	Holding Company — 3.42%
GBLS BB	Groupe Bruxelles Lambert S.A. Strip VVPR*+	2,000	3
IEP	Icahn Enterprises LP	27,000	1,206,900
JSHLY	Jardine Strategic Holdings Limited — ADR	6,000	106,560
LVNTA	Liberty Ventures — Series A*	59,600	4,038,496
			5,351,959
	Insurance Carriers and Related Activities — 0.00%
AFSI	AmTrust Financial Services, Inc.^	100	2,869
	Motion Picture and Sound Recording Industries — 1.89%
DWA	DreamWorks Animation SKG, Inc. — Class A*^	179,100	2,967,687
	Motor Vehicle and Parts Dealers — 1.46%
AN	AutoNation, Inc.*^	57,500	2,282,750
	Non-Store Retailers — 9.68%
CPRT	Copart, Inc.*	40,060	1,181,770
EBAY	eBay, Inc.*	81,290	4,147,416
HSNI	HSN, Inc.^	13,200	727,056
LINTA	Liberty Interactive Corporation — Class A*	215,300	4,237,104
OSTK	Overstock.com, Inc.*	1,000	14,310
RBA	Ritchie Bros. Auctioneers, Incorporated^	144,000	3,008,160
SOHU	Sohu.com Inc.*^	18,000	852,120
BID	Sotheby’s^	30,000	1,008,600
			15,176,536
	Other Exchanges — 0.35%
FTIS LI	Financial Technologies (India) Ltd. — GDR	144,000	316,800
URB/A CN	Urbana Corporation — Class A*	240,000	234,040
			550,840

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Internet Portfolio
Portfolio of Investments — December 31, 2012 — (Continued)

Identifier		Shares	Value
	Other Information Services — 6.42%
GOOG	Google Inc. — Class A*	9,000	$6,384,330
NTES	NetEase.com Inc. — ADR*	11,320	481,666
SINA	SINA Corporation*	40,000	2,008,800
YHOO	Yahoo! Inc.*	60,000	1,194,000
			10,068,796
	Performing Arts, Spectator Sports, and Related Industries — 3.56%
LYV	Live Nation Entertainment, Inc.*^	184,800	1,720,488
MSG	The Madison Square Garden Company — Class A*	87,100	3,862,885
			5,583,373
	Professional, Scientific, and Technical Services — 1.61%
CTSH	Cognizant Technology Solutions Corporation — Class A*	20,000	1,481,000
ICGE	ICG Group Inc.*	15,000	171,450
INFY	Infosys Technologies Limited — ADR^	20,000	846,000
MWW	Monster Worldwide, Inc.*^	2,000	11,240
WYY	WidePoint Corp.*	39,062	14,453
			2,524,143
	Publishing Industries (except Internet) — 0.52%
SSP	The E.W. Scripps Company — Class A*	76,000	821,560
	Rental and Leasing Services — 0.62%
CDCO	Comdisco Holding Company, Inc.*	194,400	970,056
	Satellite Telecommunications — 13.05%
DISH	DISH Network Corp. — Class A	142,400	5,183,360
SATS	EchoStar Corporation — Class A*	181,700	6,217,774
LBTYK	Liberty Global, Inc. — Series C*	96,000	5,640,000
LORL	Loral Space & Communications Inc.	27,800	1,519,548
2008 HK	Phoenix Satellite Television Holdings Limited	4,400,000	1,424,876
VSAT	ViaSat, Inc.*^	11,800	459,020
			20,444,578
	Securities, Commodity Contracts, and Other Financial Investments
	and Related Activities — 1.23%
CBOE	CBOE Holdings Inc.	1,800	53,028
COWN	Cowen Group, Inc. — Class A*^	95,100	232,995
ICE	IntercontinentalExchange Inc.*	11,500	1,423,815
MKTX	MarketAxess Holdings, Inc.	6,000	211,800
			1,921,638

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS The Internet Portfolio Portfolio of Investments — December 31, 2012 — (Continued)

Identifier		Shares	Value
	Special Purpose Entity — 0.00%
ADPAO	Adelphia Contingent Value Vehicle CVV Series ACC-4 Int*+	250,827	$—
ADPAL	Adelphia Recovery Trust Series ACC-6 E/F Int*+	4,878,645	—
			—
	Telecommunications — 1.25%
CHU	China Unicom (Hong Kong) Limited — ADR^	50,000	814,500
HTHKY	Hutchison Telecommunications
	Hong Kong Holdings Limited — ADR^	45,000	310,050
215 HK	Hutchinson Telecommunications
	Hong Kong Holdings Limited	1,800,000	826,748
ICTG	ICTC Group Inc.*	149	3,502
			1,954,800
	U.S. Equity Exchanges — 0.40%
NYX	NYSE Euronext	19,830	625,438
	Warehousing and Storage — 0.80%
IRM	Iron Mountain Incorporated^	40,446	1,255,848
	TOTAL COMMON STOCKS
	(cost $92,624,754)		132,397,534

	ESCROW NOTES — 0.00%	Principal Amount
	Special Purpose Entity — 0.00%
006ESCBG1	Adelphia Communications Corp.*+	$200,000	—
006ESC958	Adelphia Communications Corp. Preferred*+	190,000	—
	TOTAL ESCROW NOTES
	(cost $0)		—
	RIGHTS — 0.55%	Shares
	Rental and Leasing Services — 0.55%
CDCOR	Comdisco Holding Company, Inc
	Expiration Date: 12/31/2050
	Strike Price: $1.00*#	12,240,699	858,073
	TOTAL RIGHTS
	(cost $2,643,576)		858,073

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS The Internet Portfolio Portfolio of Investments — December 31, 2012 — (Continued)

Identifier	SHORT-TERM INVESTMENTS — 9.05%	Principal Amount	Value
	Commercial Paper — 4.58%
026824820	U.S. Bank N.A. 0.02%, 01/02/2013	$7,180,000	$7,180,000
		Shares
	Money Market Funds — 4.47%
FIGXX	Fidelity Institutional Government Portfolio — Class I, 0.01%b	7,010,000	7,010,000
	TOTAL SHORT-TERM INVESTMENTS
	(cost $14,190,000)		14,190,000
	INVESTMENTS PURCHASED WITH
	THE CASH PROCEEDS FROM
	SECURITIES LENDING — 20.00%
	Money Market Funds — 20.00%
	Mount Vernon Securities Lending Trust — Prime
	Portfolio, 0.27%b	31,348,658	31,348,658
	TOTAL INVESTMENTS PURCHASED WITH THE CASH
	PROCEEDS FROM SECURITIES LENDING
	(cost $31,348,658)		31,348,658
	TOTAL INVESTMENTS — 114.09%
	(cost $140,806,988)		$178,794,265

Percentages are stated as a percent of net assets.
* —	Non-income producing security.
^ —	This security or a portion of this security was out on loan at December 31, 2012. Total loaned securities had a market value of $30,785,147 at December 31, 2012.
+ —	Security is considered illiquid and was fair valued. The aggregate value of such securities is $3 or 0.00% of net assets.
# —	Contingent value right (contingent upon profitability of company).
b —	The rate quoted is the annualized seven-day yield as of December 31, 2012.
ADR — American Depository Receipt.
GDR — Global Depository Receipt.

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS The Global Portfolio Portfolio of Investments — December 31, 2012 — (Continued)

Identifier	COMMON STOCKS — 93.80%	Shares	Value
	Apparel Manufacturing — 3.92%
MC FP	LVMH Moet Hennessy Louis Vuitton SA	1,400	$256,494

	Arts, Entertainment, and Recreation — 0.19%
585 HK	Imagi International Holdings Limited*	1,000,000	12,644
	Asset Management — 15.46%
BX	The Blackstone Group LP	2,150	33,519
BAM	Brookfield Asset Management Inc. — Class A^	4,900	179,585
DDEJF	Dundee Corporation — Class A*	5,300	163,807
JZCP LN	JZ Capital Partners Ltd.	10,000	71,801
ONEXF	Onex Corporation	6,675	282,152
RCP LN	RIT Capital Partners plc	7,400	135,957
806 HK	Value Partners Group Limited	218,000	144,005
			1,010,826
	Broadcasting (except Internet) — 4.43%
LMCA	Liberty Media Corporation — Liberty Capital — Series A*	2,494	289,329
	Building Material and Garden Equipment and Supplies Dealers — 0.01%
OSH	Orchard Supply Hardware Stores Corporation — Class A*	132	978
	Construction of Buildings — 2.82%
BRP	Brookfield Residential Properties Inc.*	9,865	176,978
LEN	Lennar Corporation — Class A^	200	7,734
			184,712
	Crop Production — 0.22%
CRESY	Cresud S.A.C.I.F.y A. — ADR	1,765	14,685
	Electronics and Appliance Stores — 0.90%
SHOS	Sears Hometown and Outlet Stores Inc.*	1,800	58,608
	European Exchanges — 1.17%
BME SM	Bolsas y Mercados Espanoles	3,130	76,226
	Gaming — 2.64%
WYNN	Wynn Resorts Limited^	1,535	172,672
	General Merchandise Stores — 2.60%
JCP	J.C. Penney Company, Inc.^	400	7,884
SCC CN	Sears Canada Inc.^	1,520	15,357
SHLD	Sears Holdings Corporation*^	3,550	146,828
			170,069

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS The Global Portfolio Portfolio of Investments — December 31, 2012 — (Continued)

Identifier		Shares	Value
	Global Exchanges — 2.16%
BVMF3 BZ	BM&FBOVESPA SA	9,470	$64,752
EXAE GA	Hellenic Exchanges SA Holding Clearing Settlement and Registry	4,000	22,967
SGX SP	Singapore Exchange Limited	9,275	53,226
			140,945
	Holding Company — 16.65%
BOL FP	Bollore SA	825	280,518
HPAR SP	Haw Par Corporation Limited	1,600	8,802
IEP	Icahn Enterprises LP	4,727	211,297
JS SP	Jardine Strategic Holdings Limited	6,170	219,158
LUK	Leucadia National Corporation^	8,100	192,699
LVNTA	Liberty Ventures — Series A*	2,600	176,176
			1,088,650
	Insurance Carriers and Related Activities — 3.09%
FFH CN	Fairfax Financial Holdings Limited^	150	54,069
GLRE	Greenlight Capital Re, Ltd. — Class A*^	6,400	147,712
			201,781
	Lessors of Nonresidential Buildings (except Miniwarehouses) — 2.43%
RSE	Rouse Properties, Inc.^	9,400	159,048
	Merchant Wholesalers, Durable Goods — 4.66%
CFR VX	Compagnie Financiere Richemont SA	3,900	304,444
	Merchant Wholesalers, Nondurable Goods — 1.46%
GLEN LN	Glencore International PLC	16,710	95,359
	Mining (except Oil and Gas) — 3.08%
ELT AU	Elementos Limited*	9,081	236
FNV	Franco-Nevada Corporation^	3,185	182,086
NCQ	NovaCopper Inc.*	666	1,206
NG	NovaGold Resources Inc.*	4,000	18,040
			201,568
	Motion Picture and Sound Recording Industries — 1.09%
DWA	DreamWorks Animation SKG, Inc. — Class A*^	4,300	71,251
	Non-Store Retailers — 2.05%
LINTA	Liberty Interactive Corporation — Class A*	6,800	133,824
	Oil and Gas — 0.82%
TPL	Texas Pacific Land Trust	1,000	53,430

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS The Global Portfolio Portfolio of Investments — December 31, 2012 — (Continued)

Identifier		Shares	Value
	Oil and Gas Extraction — 3.48%
CNQ	Canadian Natural Resources Ltd.	690	$19,920
CLR	Continental Resources, Inc.*	1,050	77,164
MPNG FP	Maurel et Prom Nigeria*	1,000	2,957
POU CN	Paramount Resources Ltd. — Class A*	1,410	45,360
TOU CN	Tourmaline Oil Corp.*	2,615	82,102
			227,503
	Professional, Scientific, and Technical Services — 0.15%
ICLL AV	Intercell AG*	4,000	9,578
	Publishing Industries (except Internet) — 0.09%
PRS SM	Promotora de Informaciones S.A. — Class A*	18,310	5,680
	Real Estate — 12.11%
ABP AU	Abacus Property Group	16,000	35,889
BRE CN	Brookfield Real Estate Services, Inc.	5,050	64,070
CWT-U CN	Calloway — REIT	5,100	148,432
CIT SP	City Developments Limited	10,715	112,891
FCE/A	Forest City Enterprises, Inc. — Class A*	18,505	298,856
823 HK	The Link — REIT	20,000	99,860
UOL SP	UOL Group Ltd.	6,520	31,865
			791,863
	Restaurants — 2.15%
WEN	The Wendy’s Company^	29,900	140,530
	Satellite Telecommunications — 0.67%
DISH	DISH Network Corp. — Class A	1,200	43,680
	Support Activities for Transportation — 3.30%
694 HK	Beijing Capital International Airport Company Limited — Class H	301,000	215,531
	TOTAL COMMON STOCKS
	(cost $5,493,316)		6,131,908
	PREFERRED STOCKS — 0.00%
	Building Material and Garden Equipment and Supplies Dealers — 0.00%
OSHUS	Orchard Supply Hardware Stores Corporation — Series A*^	132	238
	TOTAL PREFERRED STOCKS
	(cost $191)		238

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS The Global Portfolio Portfolio of Investments — December 31, 2012 — (Continued)

Identifier	WARRANTS — 0.00%	Shares	Value
	Oil and Gas and Consumable Fuels — 0.00%
MAUBS FP	Etablissements Maurel et Prom
	Expiration Date: 6/30/2014
	Exercise Price: $14.20*	1,000	$293
	TOTAL WARRANTS
	(cost $0)		293
	SHORT-TERM INVESTMENTS — 6.32%	Principal Amount
	Commercial Paper — 4.67%
026824820	U.S. Bank N.A 0.02%, 01/02/2013	$305,000	305,000

		Shares
	Money Market Funds — 1.65%
FIGXX	Fidelity Institutional Government Portfolio — Class I, 0.01%b	108,135	108,135
	TOTAL SHORT-TERM INVESTMENTS
	(cost $413,135)		413,135
	INVESTMENTS PURCHASED WITH
	THE CASH PROCEEDS FROM
	SECURITIES LENDING — 18.96%
	Money Market Funds — 18.96%
	Mount Vernon Securities Lending Trust — Prime Portfolio, 0.27%b	1,239,466	1,239,466
	TOTAL INVESTMENTS PURCHASED WITH THE CASH
	PROCEEDS FROM SECURITIES LENDING
	(cost $1,239,466)		1,239,466
	TOTAL INVESTMENTS — 119.08%
	(cost $7,146,108)		$7,785,040

Percentages are stated as a percent of net assets.
* —	Non-income producing security.
^ —	This security or a portion of this security was out on loan at December 31, 2012. Total loaned securities had a market value of $1,211,561 at December 31, 2012.
b —	The rate quoted is the annualized seven-day yield as of December 31, 2012
ADR — American Depository Receipt.
REIT — Real Estate Investment Trust.

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS The Paradigm Portfolio Portfolio of Investments — December 31, 2012 — (Continued)

Identifier	COMMON STOCKS — 92.22%	Shares	Value
	Apparel Manufacturing — 0.02%
LVMUY	LVMH Moet Hennessy Louis Vuitton SA — ADR^	5,200	$195,988
	Asset Management — 6.76%
BNBMF	BAM Investments Ltd.*	400	7,238
BAM	Brookfield Asset Management Inc. — Class A	1,273,390	46,669,743
DDEJF	Dundee Corporation — Class A*	28,400	877,759
JZCP LN	JZ Capital Partners Ltd.	15,200	109,138
OAK	Oaktree Capital Group LLC	1,500	68,235
ONEXF	Onex Corporation	190,600	8,056,662
RCP LN	RIT Capital Partners plc	30,800	565,877
806 HK	Value Partners Group Limited	3,649,000	2,410,430
WETF	WisdomTree Investments, Inc.*	150,000	918,000
			59,683,082
	Beverage and Tobacco Product Manufacturing — 0.01%
BF/A	Brown-Forman Corporation — Class A	450	27,814
PM	Philip Morris International, Inc.	750	62,730
			90,544
	Broadcasting (except Internet) — 14.48%
CBS	CBS Corporation — Class B	559,720	21,297,346
DISCA	Discovery Communications, Inc. — Class A*^	389,623	24,733,268
LMCA	Liberty Media Corporation — Liberty Capital — Series A*	583,044	67,638,935
SNI	Scripps Networks Interactive — Class A^	69,973	4,052,836
VIAB	Viacom Inc. — Class B	192,600	10,157,724
			127,880,109
	Building Material and Garden Equipment and Supplies Dealers — 0.02%
OSH	Orchard Supply Hardware Stores Corporation — Class A*	23,155	171,579
	Chemical Manufacturing — 1.23%
OPK	OPKO Health, Inc.*^	4,000	19,240
SIAL	Sigma-Aldrich Corporation^	145,815	10,729,068
VHI	Valhi, Inc.	6,000	75,000
			10,823,308
	Clothing and Clothing Accessories Stores — 0.14%
LTD	Limited Brands, Inc.^	25,600	1,204,736

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS The Paradigm Portfolio Portfolio of Investments — December 31, 2012 — (Continued)

Identifier		Shares	Value
	Construction of Buildings — 0.16%
BRP	Brookfield Residential Properties Inc.*	22,800	$409,032
LEN	Lennar Corporation — Class A^	26,300	1,017,021
			1,426,053
	Credit Intermediation and Related Activities — 0.00%
UCBHQ	UCBH Holdings, Inc.*^+	112,751	—
	E-Commerce — 0.22%
IACI	IAC/InterActiveCorp	41,900	1,981,870
	Electronics and Appliance Stores — 0.35%
SHOS	Sears Hometown and Outlet Stores Inc.*	96,100	3,129,016
	Gaming — 4.30%
LVS	Las Vegas Sands Corp.^	365,800	16,885,328
MGM	MGM Resorts International*	481,600	5,605,824
WYNN	Wynn Resorts Limited^	137,495	15,466,813
			37,957,965
	General Merchandise Stores — 3.21%
FDO	Family Dollar Stores, Inc.	4,600	291,686
JCP	J.C. Penney Company, Inc.^	303,900	5,989,869
SCC CN	Sears Canada Inc.^	483,878	4,888,885
SHLD	Sears Holdings Corporation*^	415,100	17,168,536
			28,338,976
	Global Exchanges — 0.83%
EXAE GA	Hellenic Exchanges S.A. Holding Clearing Settlement and Registry	36,000	206,705
8697 JP	Japan Exchange Group Inc.	59,600	2,958,158
JSE SJ	JSE Limited	448,000	4,135,181
			7,300,044
	Holding Company — 9.62%
BOL FP	Bollore SA	5,200	1,768,110
GBLS BB	Groupe Bruxelles Lambert S.A. Strip VVPR*+	23,520	31
IEP	Icahn Enterprises LP	761,642	34,045,397
JSHLY	Jardine Strategic Holdings Limited — ADR	14,400	255,744
JS SP	Jardine Strategic Holdings Limited	64,800	2,301,696
LUK	Leucadia National Corporation^	1,701,200	40,471,548
LVNTA	Liberty Ventures — Series A*	90,400	6,125,504
			84,968,030

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS The Paradigm Portfolio Portfolio of Investments — December 31, 2012 — (Continued)

Identifier		Shares	Value
	Insurance Carriers and Related Activities — 1.12%
MKL	Markel Corporation*	22,732	$9,852,503
	Lessors of Nonresidential Buildings (except Miniwarehouses) — 7.27%
ALX	Alexander’s, Inc. — REIT^	5,091	1,684,103
HHC	The Howard Hughes Corporation*	790,180	57,698,943
RSE	Rouse Properties, Inc.^	283,700	4,800,204
			64,183,250
	Lessors of Residential Buildings and Dwellings — 1.87%
ELS	Equity Lifestyle Properties, Inc. — REIT	245,870	16,544,592
	Machinery Manufacturing — 0.08%
CFX	Colfax Corporation*^	17,300	698,055
	Manufactured Brands — 2.10%
JAH	Jarden Corporation*	357,943	18,505,653
	Merchant Wholesalers, Nondurable Goods — 0.01%
GLEN LN	Glencore International PLC	12,000	68,481
NOBGY	Noble Group Limited — ADR	1,200	22,572
			91,053
	Mining (except Oil and Gas) — 2.54%
FNV	Franco-Nevada Corporation^	392,100	22,416,357
	Motion Picture and Sound Recording Industries — 3.48%
DWA	DreamWorks Animation SKG, Inc. — Class A*^	1,856,860	30,768,170
	Motor Vehicle and Parts Dealers — 5.05%
AN	AutoNation, Inc.*^	1,123,100	44,587,070
	Non-Store Retailers — 2.54%
LINTA	Liberty Interactive Corporation — Class A*	1,137,800	22,391,904
	Oil and Gas — 1.52%
TPL	Texas Pacific Land Trust	251,100	13,416,273
	Oil and Gas Extraction — 4.14%
CNQ	Canadian Natural Resources Ltd.	408,000	11,778,960
CLR	Continental Resources, Inc.*	112,990	8,303,635
TOU CN	Tourmaline Oil Corp.*	518,690	16,284,999
WPX	WPX Energy Inc.*^	12,000	178,560
			36,546,154

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS The Paradigm Portfolio Portfolio of Investments — December 31, 2012 — (Continued)

Identifier		Shares	Value
	Other Exchanges — 0.04%
URB/A CN	Urbana Corporation — Class A*	398,178	$388,291
	Other Information Services — 0.00%
GOOG	Google Inc. — Class A*	30	21,281
	Performing Arts, Spectator Sports, and Related Industries — 2.07%
LYV	Live Nation Entertainment, Inc.*^	1,965,200	18,296,012
	Real Estate — 5.50%
CWT-U CN	Calloway — REIT	23,200	675,219
FCE/A	Forest City Enterprises, Inc. — Class A*	1,552,242	25,068,708
10 HK	Hang Lung Group Limited	520,000	2,955,289
12 HK	Henderson Land Development Company Limited	1,700,000	11,997,394
VNO	Vornado Realty Trust — REIT	98,869	7,917,429
			48,614,039
	Restaurants — 1.22%
BKW	Burger King Worldwide Inc.^	1,000	16,440
WEN	The Wendy’s Company	2,290,600	10,765,820
			10,782,260
	Satellite Telecommunications — 4.97%
DISH	DISH Network Corp. — Class A	709,100	25,811,240
SATS	EchoStar Corporation — Class A*	509,500	17,435,090
LORL	Loral Space & Communications Inc.	300	16,398
VSAT	ViaSat, Inc.*^	16,800	653,520
			43,916,248
	Securities, Commodity Contracts, and Other Financial Investments and Related
	Activities — 2.67%
CBOE	CBOE Holdings Inc.^	801,926	23,624,740
	Support Activities for Transportation — 2.42%
694 HK	Beijing Capital International Airport Company
	Limited — Class H	27,459,000	19,662,031
357 HK	Hainan Meilan International Airport Company
	Limited — Class H	2,578,720	1,746,683
			21,408,714
	Utilities — 0.26%
BIP	Brookfield Infrastructure Partners LP^	65,930	2,324,032
	TOTAL COMMON STOCKS
	(cost $769,393,729)		814,527,951

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS The Paradigm Portfolio Portfolio of Investments — December 31, 2012 — (Continued)

Identifier	PREFERRED STOCKS — 0.01%	Shares	Value
	Building Material and Garden Equipment and Supplies Dealers — 0.01%
OSHUS	Orchard Supply Hardware Stores Corporation — Series A*^	23,155	$41,679
	TOTAL PREFERRED STOCKS
	(cost $42,129)		41,679
	CONVERTIBLE BONDS — 0.53%	Principal Amount
	Real Estate — 0.53%
345550AK3	Forest City Enterprises, Inc.
	3.625%, 10/15/2014	$4,000,000	4,722,500
	TOTAL CONVERTIBLE BONDS
	(cost $3,720,278)		4,722,500
	SHORT-TERM INVESTMENTS — 6.39%
	Commercial Paper — 4.53%
026824820	U.S. Bank N.A. 0.02%, 01/02/2013	40,000,000	40,000,000

		Shares
	Money Market Funds — 1.86%
FIGXX	Fidelity Institutional Government Portfolio — Class I, 0.01%b	16,447,980	16,447,980
	TOTAL SHORT-TERM INVESTMENTS
	(cost $56,447,980)		56,447,980
	INVESTMENTS PURCHASED WITH
	THE CASH PROCEEDS FROM
	SECURITIES LENDING — 17.01%
	Money Market Funds — 17.01%
	Mount Vernon Securities Lending Trust —
	Prime Portfolio, 0.27%b	150,222,140	150,222,140
	TOTAL INVESTMENTS PURCHASED WITH THE
	CASH PROCEEDS FROM SECURITIES LENDING
	(cost $150,222,140)		150,222,140
	TOTAL INVESTMENTS — 116.16%
	(cost $979,826,256)		$1,025,962,250

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS The Paradigm Portfolio Portfolio of Investments — December 31, 2012 — (Continued)

Percentages are stated as a percent of net assets.
*—	Non-income producing security.
^ —	This security or a portion of this security was out on loan at December 31, 2012. Total loaned securities had a market value of $147,507,721 at December 31, 2012.
+ —	Security is considered illiquid and was fair valued. The aggregate value of such securities is $31 or 0.00% of net assets.
b —	The rate quoted is the annualized seven-day yield as of December 31, 2012.
ADR — American Depository Receipt.
 REIT — Real Estate Investment Trust.

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS The Medical Portfolio Portfolio of Investments — December 31, 2012 — (Continued)

Identifier	COMMON STOCKS — 99.51%	Shares	Value
	Ambulatory Health Care Services — 0.00%
AVXT	AVAX Technologies, Inc.*	50,000	$230
	Chemical Manufacturing — 2.68%
AGEN	Agenus, Inc.*^	148	607
ALKS	Alkermes PLC*^	25,000	463,000
APHB	Ampliphi Biosciences Corp.*	1,000	175
MMRF	MMRGlobal Inc.*	43,000	800
			464,582
	Computer and Electronic Product Manufacturing — 0.01%
TGX	Theragenics Corporation*	655	1,041
	Pharmaceutical and Biotechnology — 93.02%
ABT	Abbott Laboratories	17,000	1,113,500
AEZS	AEterna Zentaris Inc.*^	17,083	40,658
ARNA	Arena Pharmaceuticals, Inc.*^	45,000	405,900
ATB CN	Atrium Innovations Inc.*	4,884	58,675
BIIB	Biogen Idec, Inc.*	7,250	1,063,358
BPAX	BioSante Pharmaceuticals, Inc.*^	2,246	2,785
BMY	Bristol-Myers Squibb Company	35,000	1,140,650
CLDX	Celldex Therapeutics Inc.*	26,294	176,433
CBST	Cubist Pharmaceuticals, Inc.*^	25,000	1,051,500
DNDN	Dendreon Corporation*^	29,000	153,120
LLY	Eli Lilly & Company	25,000	1,233,000
EPCT	EpiCept Corporation*	680	39
GSK	GlaxoSmithKline plc — ADR	23,673	1,029,065
IMGN	ImmunoGen, Inc.*^	14,000	178,500
ISIS	Isis Pharmaceuticals, Inc.*^	29,000	303,340
ISA CN	Isotechnika Pharma Inc.*	40,000	2,212
JNJ	Johnson & Johnson^	16,000	1,121,600
LIFE	Life Technologies Corporation*	24,000	1,177,920
MAXY	Maxygen, Inc.	41,000	100,860
MRK	Merck & Co., Inc.	11,000	450,340
MYRX	Myrexis Inc.*	74,000	209,420
COX FP	NicOx SA*	41,535	127,741
NVS	Novartis AG — ADR^	19,000	1,202,700
ONTY	Oncothyreon, Inc.*^	28,333	54,399

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS The Medical Portfolio Portfolio of Investments — December 31, 2012 — (Continued)

Identifier		Shares	Value
	Pharmaceutical and Biotechnology — 93.02% (Continued)
PTIE	Pain Therapeutics, Inc.^	38,000	$102,980
PFE	Pfizer, Inc.	46,000	1,153,680
PGNX	Progenics Pharmaceuticals, Inc.*	65,200	194,296
SNY	Sanofi — ADR	27,000	1,279,260
SCR	Simcere Pharmaceutical Group — ADR*^	48,000	385,920
TELK	Telik, Inc.*	3,866	5,064
VICL	Vical Incorporated*^	82,500	240,075
VPHM	ViroPharma Incorporated*^	15,000	341,400
			16,100,390
	Professional, Scientific, and Technical Services — 3.80%
AFFX	Affymetrix, Inc.*^	104,000	329,680
AMRI	Albany Molecular Research, Inc.*	56,000	295,680
CDXS	Codexis, Inc.*	5,611	12,400
PACB	Pacific Biosciences of California Inc.*^	12,000	20,400
			658,160
	TOTAL COMMON STOCKS
	(cost $18,429,670)		17,224,403
	RIGHTS — 0.16%
	Funds, Trusts, and Other Financial Vehicles — 0.01%
LGNYZ	Ligand Pharmaceuticals Incorporated	44,000	308
LGNXZ	Ligand Pharmaceuticals Incorporated*	44,000	396
LGNDZ	Ligand Pharmaceuticals Incorporated*	44,000	704
LGNZZ	Ligand Pharmaceuticals Incorporated*	44,000	264
			1,672
	Pharmaceutical and Biotechnology — 0.15%
GCVRZ	Sanofi*	15,538	26,492
	TOTAL RIGHTS
	(cost $0)		28,164

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS The Medical Portfolio Portfolio of Investments — December 31, 2012 — (Continued)

Identifier	SHORT-TERM INVESTMENTS — 0.37%	Shares	Value
	Money Market Funds — 0.37%
FIGXX	Fidelity Institutional Government Portfolio — Class I, 0.01% b	64,048	$64,048
	TOTAL SHORT-TERM INVESTMENTS
	(cost $64,048)		64,048
	INVESTMENTS PURCHASED WITH
	THE CASH PROCEEDS
	FROM SECURITIES LENDING — 34.72%
	Money Market Funds — 34.72%
	Mount Vernon Securities Lending Trust —
	Prime Portfolio, 0.27% b	6,008,866	$6,008,866
	TOTAL INVESTMENTS PURCHASED WITH THE CASH
	PROCEEDS FROM SECURITIES LENDING
	(cost $6,008,866)		6,008,866
	TOTAL INVESTMENTS — 134.76%
	(cost $24,502,584)		$23,325,481

Percentages are stated as a percent of net assets.
* —	Non-income producing security.
^ —	This security or a portion of this security was out on loan at December 31, 2012. Total loaned securities had a market value of $5,764,136 at December 31, 2012.
b —	The rate quoted is the annualized seven-day yield as of December 31, 2012.
ADR — American Depository Receipt.

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS The Small Cap Opportunities Portfolio Portfolio of Investments — December 31, 2012 — (Continued)

Identifier	COMMON STOCKS — 98.70%	Shares	Value
	Asset Management — 15.36%
BNBMF	BAM Investments Ltd.*	98,600	$1,784,257
DDEJF	Dundee Corporation — Class A*	120,400	3,721,203
JZCP LN	JZ Capital Partners Ltd.	88,000	631,849
OCX CN	Onex Corporation	24,860	1,046,434
RCP LN	RIT Capital Partners plc	120,900	2,221,249
SII CN	Sprott, Inc.	1,680	6,688
806 HK	Value Partners Group Limited	3,125,000	2,064,290
WETF	WisdomTree Investments, Inc.*	171,900	1,052,028
			12,527,998
	Automobile and Other Motor Vehicle Merchant Wholesalers — 0.80%
VTU LN	Vertu Motors PLC	975,000	651,990
	Chemical Manufacturing — 2.54%
IPAR	Inter Parfums, Inc.	106,700	2,076,382
	Construction of Buildings — 4.12%
BRP	Brookfield Residential Properties Inc.*	187,200	3,358,368
	Credit Intermediation and Related Activities — 0.61%
BOKF	BOK Financial Corporation	9,100	495,586
	Forestry and Logging — 0.03%
KEWL	Keweenaw Land Association Ltd.*	380	28,527
	Global Exchanges — 1.34%
EXAE GA	Hellenic Exchanges S.A. Holding Clearing
	Settlement and Registry	190,000	1,090,945
	Holding Company — 11.65%
IEP	Icahn Enterprises LP	188,200	8,412,540
LVNTA	Liberty Ventures — Series A*	16,100	1,090,936
			9,503,476
	Insurance Carriers and Related Activities — 3.47%
AFSI	AmTrust Financial Services, Inc.^	60,150	1,725,703
GLRE	Greenlight Capital Re, Ltd. — Class A*^	48,000	1,107,840
			2,833,543
	Lessors of Nonresidential Buildings (except Miniwarehouses) — 15.07%
ALX	Alexander’s, Inc. — REIT^	800	264,640
RSE	Rouse Properties, Inc.^	193,400	3,272,328
HHC	The Howard Hughes Corporation*	84,700	6,184,794
FUR	Winthrop Realty Trust — REIT	233,200	2,576,860
			12,298,622

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS The Small Cap Opportunities Portfolio Portfolio of Investments — December 31, 2012 — (Continued)

Identifier		Shares	Value
	Lessors of Residential Buildings and Dwellings — 4.90%
ELS	Equity Lifestyle Properties, Inc. — REIT	59,400	$3,997,026
	Machinery Manufacturing — 1.34%
CFX	Colfax Corporation*^	27,100	1,093,485
	Manufactured Brands — 10.40%
JAH	Jarden Corporation*	132,700	6,860,590
MOV	Movado Group, Inc.	53,000	1,626,040
			8,486,630
	Merchant Wholesalers, Durable Goods — 0.83%
DORM	Dorman Products, Inc.^	19,200	678,528
	Mining (except Oil and Gas) — 3.25%
IMN CN	Inmet Mining Corporation	27,400	2,038,679
MUX	McEwen Mining Inc.*^	160,600	615,098
			2,653,777
	Motion Picture and Sound Recording Industries — 6.48%
ASCMA	Ascent Capital Group LLC — Class A*	29,700	1,839,618
DWA	DreamWorks Animation SKG, Inc. — Class A*^	207,900	3,444,903
			5,284,521
	Motor Vehicle and Parts Dealers — 1.18%
PAG	Penske Automotive Group, Inc.^	32,000	962,880
	Oil and Gas — 4.71%
TPL	Texas Pacific Land Trust	71,900	3,841,617
	Oil and Gas Extraction — 1.02%
BLMC	Biloxi Marsh Lands Corporation	100	990
WPX	WPX Energy Inc.*^	55,800	830,304
			831,294
	Other Exchanges — 0.57%
URB/A CN	Urbana Corporation — Class A*	477,071	465,225
	Performing Arts, Spectator Sports, and Related Industries — 2.47%
LYV	Live Nation Entertainment, Inc.*^	216,500	2,015,615
	Publishing Industries (except Internet) — 0.47%
PRIS	Promotora de Informaciones S.A. — ADR*^	44,030	51,955
PRIS/B US	Promotora de Informaciones S.A. — Class B — ADR*	251,600	266,696
VALU	Value Line, Inc.^	7,615	68,307
			386,958

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS The Small Cap Opportunities Portfolio Portfolio of Investments — December 31, 2012 — (Continued)

Identifier		Shares	Value
	Rental and Leasing Services — 0.05%
CDCO	Comdisco Holding Company, Inc.*^	7,560	$37,724
	Restaurants — 4.09%
WEN	The Wendy’s Company	709,600	3,335,120
	Satellite Telecommunications — 1.26%
LORL	Loral Space & Communications Inc.^	12,300	672,318
VSAT	ViaSat, Inc.*^	9,200	357,880
			1,030,198
	Securities, Commodity Contracts, and Other Financial Investments and Related
	Activities — 0.62%
CBOE	CBOE Holdings Inc.^	16,990	500,526
RHJI BB	RHJ International*	800	4,213
			504,739
	Telecommunications — 0.07%
CIBY	CIBL, Inc.*	18	16,200
ICTG	ICTC Group Inc.*	208	4,888
LICT	Lynch Interactive Corporation*	16	36,800
			57,888
	TOTAL COMMON STOCKS
	(cost $69,903,146)		80,528,662
	RIGHTS — 0.48%
	Rental and Leasing Services — 0.48%
CDCOR	Comdisco Holding Company, Inc
	Expiration Date: 12/31/2050
	Strike Price: $1.00*#	5,634,807	395,000
	TOTAL RIGHTS
	(cost $1,296,169)		395,000
	SHORT-TERM INVESTMENTS — 0.85%	Principal Amount
	Commercial Paper — 0.76%
026824820	U.S. Bank N.A 0.02%, 01/02/2013	$ 615,000	615,000

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS The Small Cap Opportunities Portfolio Portfolio of Investments — December 31, 2012 — (Continued)

Identifier		Shares	Value
	Money Market Funds — 0.09%
FIGXX	Fidelity Institutional Government Portfolio — Class I, 0.01%b	75,450	$75,450
	TOTAL SHORT-TERM INVESTMENTS
	(cost $690,450)		690,450
	INVESTMENTS PURCHASED WITH
	THE CASH PROCEEDS FROM
	SECURITIES LENDING — 20.77%
	Money Market Funds — 20.77%
	Mount Vernon Securities Lending Trust —
	Prime Portfolio, 0.27%b	16,943,635	16,943,635
	TOTAL INVESTMENTS PURCHASED WITH THE CASH
	PROCEEDS FROM SECURITIES LENDING
	(cost $16,943,635)		16,943,635
	TOTAL INVESTMENTS — 120.80%
	(cost $88,833,400)		$98,557,747

Percentages are stated as a percent of net assets.
*—	Non-income producing security.
^ —	This security or a portion of this security was out on loan at December 31, 2012. Total loaned securities had a market value of $16,297,935 at December 31, 2012.
b —	The rate quoted is the annualized seven-day yield as of December 31, 2012.
# —	Contingent value right (contingent upon profitability of company).
ADR — American Depository Receipt.
REIT — Real Estate Investment Trust.

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS The Market Opportunities Portfolio Portfolio of Investments — December 31, 2012 — (Continued)

Identifier	COMMON STOCKS — 93.71%	Shares	Value
	Asset Management — 29.42%
APO	Apollo Global Management LLC — Class A^	13,400	$232,624
BNBMF	BAM Investments Ltd.*	41,500	750,980
BX	The Blackstone Group LP	68,399	1,066,341
BAM	Brookfield Asset Management Inc. — Class A	63,440	2,325,076
CNS	Cohen & Steers, Inc.^	19,800	603,306
DDEJF	Dundee Corporation — Class A*	21,700	670,682
EV	Eaton Vance Corp.^	12,800	407,680
JZCP LN	JZ Capital Partners Ltd.	60,000	430,806
KKR	KKR & Co. L.P	600	9,138
OAK	Oaktree Capital Group LLC^	2,000	90,980
OZM	Och-Ziff Capital Management Group — Class A	2,400	22,800
ONEXF	Onex Corporation	40,400	1,707,708
RCP LN	RIT Capital Partners plc	26,200	481,363
SII CN	Sprott, Inc.	41,155	163,842
TROW	T. Rowe Price Group, Inc.^	3,490	227,304
806 HK	Value Partners Group Limited	1,544,000	1,019,924
WETF	WisdomTree Investments, Inc.*	429,600	2,629,152
			12,839,706
	Construction of Buildings — 0.63%
BRP	Brookfield Residential Properties Inc.*	15,400	276,276
	Credit Intermediation and Related Activities — 0.32%
BBCN	BBCN Bancorp, Inc.	6,164	71,317
EWBC	East West Bancorp, Inc.	3,204	68,854
UCBHQ	UCBH Holdings, Inc.*^+	6,803	—
			140,171
	Data Processor — 4.95%
FISV	Fiserv, Inc.*	3,606	284,982
MA	MasterCard, Inc. — Class A^	1,600	786,048
V	Visa, Inc. — Class A^	7,200	1,091,376
			2,162,406
	Electronics and Appliance Stores — 0.05%
SHOS	Sears Hometown and Outlet Stores Inc.*	610	19,862
	European Exchanges — 0.79%
DB1 GR	Deutsche Boerse AG	5,650	344,623
	Gaming — 1.77%
LVS	Las Vegas Sands Corp.^	16,690	770,410

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS The Market Opportunities Portfolio Portfolio of Investments — December 31, 2012 — (Continued)

Identifier		Shares	Value
	General Merchandise Stores — 0.29%
SCC CN	Sears Canada Inc.^	1,199	$12,114
SHLD	Sears Holdings Corporation*^	2,800	115,808
			127,922
	Global Exchanges — 5.23%
EXAE GA	Hellenic Exchanges S.A. Holding Clearing Settlement
	and Registry	21,600	124,023
8697 JP	Japan Exchange Group Inc.	2,400	119,121
JSE SJ	JSE Limited	120,000	1,107,638
SGX SP	Singapore Exchange Limited	162,000	929,655
			2,280,437
	Holding Company — 9.42%
IEP	Icahn Enterprises LP	58,200	2,601,540
LUK	Leucadia National Corporation^	50,500	1,201,395
LVNTA	Liberty Ventures — Series A*	4,574	309,934
			4,112,869
	Insurance Carriers and Related Activities — 1.86%
AFSI	AmTrust Financial Services, Inc.^	440	12,624
FRFHF	Fairfax Financial Holdings Limited^	260	93,860
GLRE	Greenlight Capital Re, Ltd. — Class A*^	1,200	27,696
MKL	Markel Corporation*^	523	226,679
PWF CN	Power Financial Corporation	16,400	449,116
			809,975
	Lessors of Nonresidential Buildings (except Miniwarehouses) — 9.23%
HHC	The Howard Hughes Corporation*	22,400	1,635,648
RSE	Rouse Properties, Inc.^	141,400	2,392,488
			4,028,136
	Merchant Wholesalers, Nondurable Goods — 0.01%
NOBGY	Noble Group Limited — ADR	200	3,762
	Mining (except Oil and Gas) — 3.96%
FNV	Franco-Nevada Corporation^	30,200	1,726,534
	Non-Store Retailers — 4.28%
LINTA	Liberty Interactive Corporation — Class A*^	22,800	448,704
BID	Sotheby’s^	42,278	1,421,386
			1,870,090

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS The Market Opportunities Portfolio Portfolio of Investments — December 31, 2012 — (Continued)

Identifier		Shares	Value
	Oil and Gas — 3.01%
TPL	Texas Pacific Land Trust	24,600	$1,314,378
	Other Exchanges — 2.11%
FTIS LI	Financial Technologies (India) Ltd. — GDR	96,180	211,596
IMAREX NO	IMAREX ASA	1,850	1,485
NZX NZ	NZX Ltd.	359,002	358,981
URB/A CN	Urbana Corporation — Class A*	356,004	347,164
			919,226
	Real Estate — 0.80%
CWT-U CN	Calloway — REIT	12,000	349,251
	Securities, Commodity Contracts, and Other Financial Investments and Related
	Activities — 13.44%
CBOE	CBOE Holdings Inc.^	103,571	3,051,202
CME	CME Group, Inc.	9,140	463,489
ICE	IntercontinentalExchange Inc.*	7,600	940,956
IVZ	Invesco Ltd.	6,415	167,367
JEF	Jefferies Group, Inc.^	54,730	1,016,336
LSE LN	London Stock Exchange Group plc	12,800	226,229
			5,865,579
	Telecommunications — 0.03%
IRDM	Iridium Communications, Inc.*^	1,672	11,269
	U.S. Equity Exchanges — 1.88%
NDAQ	The NASDAQ OMX Group, Inc.	6,400	160,064
NYX	NYSE Euronext	20,920	659,817
			819,881
	Utilities — 0.23%
BIP	Brookfield Infrastructure Partners LP^	2,816	99,264
	TOTAL COMMON STOCKS
	(cost $37,037,626 )		40,892,027

	MUTUAL FUNDS — 0.02%
	Funds, Trusts, and Other Financial Vehicles — 0.02%
PFN	PIMCO Income Strategy Fund II	760	8,398
	TOTAL MUTUAL FUNDS
	(cost $6,726 )		8,398

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS The Market Opportunities Portfolio Portfolio of Investments — December 31, 2012 — (Continued)

Identifier	SHORT-TERM INVESTMENTS — 6.44%	Principal Amount	Value
	Commercial Paper — 4.68%
026824820	U.S. Bank N.A. 0.02%, 01/02/2013	$2,040,000	$2,040,000
		Shares
	Money Market Funds — 1.76%
FIGXX	Fidelity Institutional Government Portfolio — Class I, 0.01%b	770,102	770,102
	TOTAL SHORT-TERM INVESTMENTS
	(cost $2,810,102)		2,810,102
	INVESTMENTS PURCHASED WITH
	THE CASH PROCEEDS FROM
	SECURITIES LENDING — 24.12%
	Money Market Funds — 24.12%
	Mount Vernon Securities Lending Trust —
	Prime Portfolio, 0.27%b	10,527,196	10,527,196
	TOTAL INVESTMENTS PURCHASED WITH THE CASH
	PROCEEDS FROM SECURITIES LENDING
	(cost $10,527,196 )		10,527,196
	TOTAL INVESTMENTS — 124.29%
	(cost $50,381,650)		$54,237,723

Percentages are stated as a percent of net assets.
* —	Non-income producing security.
^ —	This security or a portion of this security was out on loan at December 31, 2012. Total loaned securities had a market value of $10,330,222 at December 31, 2012.
+ —	Security is considered illiquid and was fair valued. The aggregate value of such securities is $0 or 0.00% of net assets.
b —	The rate quoted is the annualized seven-day yield as of December 31, 2012.
ADR — American Depository Receipt.
GDR — Global Depository Receipt.
REIT — Real Estate Investment Trust.

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS The Water Infrastructure Portfolio Portfolio of Investments — December 31, 2012 — (Continued)

Identifier	CONVERTIBLE BONDS — 2.24%	Principal Amount	Value
	Holding Company — 2.24%
451102AB3	Icahn Enterprises LP
	4.000%, 08/15/2013#	$240,000	$241,800
	TOTAL CONVERTIBLE BONDS
	(cost $236,746 )		241,800
	CORPORATE BONDS — 4.77%
	Computer and Electronic Product Manufacturing — 1.37%
883556AS1	Thermo Fisher Scientific Inc.
	3.200%, 05/01/2015	140,000	147,446
	Credit Intermediation and Related Activities — 0.93%
14912L5B3	Caterpillar Financial Services Corporation
	1.050%, 03/26/2015	100,000	100,782
	Management of Companies and Enterprises — 0.96%
38141GDQ4	The Goldman Sachs Group, Inc.
	5.250%, 10/15/2013	100,000	103,521
	Utilities — 1.51%
7594777	Veolia Environnement
	4.875%, 05/28/2013#	121,000	162,571
	TOTAL CORPORATE BONDS
	(cost $521,940 )		514,320
	EXCHANGE TRADED FUNDS — 13.55%	Shares
	Funds, Trusts, and Other Financial Vehicles — 13.55%
CSJ	iShares Barclays 1-3 Year Credit Bond ETF*	9,500	1,002,060
SCPB	SPDR Barclays Short Term Corporate Bond ETF	15,000	460,800
	TOTAL EXCHANGE TRADED FUNDS
	(cost $1,462,827 )		1,462,860
	WARRANTS — 0.00%
	Utilities — 0.00%
CHC/WS	China Hydroelectric Corporation
	Expiration Date: 1/25/2014
	Exercise Price: $15.00*	40,000	220
	TOTAL WARRANTS
	(cost $48,000 )		220

The accompanying notes are an integral part of these fincial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS The Water Infrastructure Portfolio Portfolio of Investments — December 31, 2012 — (Continued)

Identifier	SHORT-TERM INVESTMENTS — 4.12%	Principal Amount	Value
	Commercial Paper — 2.22%
026824820	U.S. Bank N.A.
	0.02%, 01/02/2013	$240,000	$240,000

		Shares
	Money Market Funds — 1.90%
FIGXX	Fidelity Institutional Government Portfolio — Class I, 0.01%b	205,000	205,000
	TOTAL SHORT-TERM INVESTMENTS
	(cost $445,000 )		445,000
	TOTAL INVESTMENTS — 24.68%
	(cost $2,714,513)		$2,664,200

Percentages are stated as a percent of net assets.
# —	All or a portion of the shares have been committed as collateral for written option contracts.
* —	Non-income producing security.
b —	The rate quoted is the annualized seven-day yield as of December 31, 2012.

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS The Multi-Disciplinary Portfolio Portfolio of Investments — December 31, 2012 — (Continued)

Identifier	COMMON STOCKS — 2.52%	Shares	Value
	Insurance Carriers and Related Activities — 2.52%
AIG	American International Group, Inc.*	42,500	$1,500,250
	TOTAL COMMON STOCKS
	(cost $1,495,936 )		1,500,250

	CONVERTIBLE BONDS — 64.18%	Principal Amount	Value
	Administrative and Support Services — 6.68%
	WebMD Health Corporation
94770VAH5	2.250%, 03/31/2016#	$400,000	375,000
94770VAF9	2.500%, 01/31/2018#	4,275,000	3,601,687
			3,976,687
	Computer and Electronic Product Manufacturing — 8.61%
458660AB3	InterDigital, Inc.
	2.500%, 03/15/2016	2,000,000	2,137,500
502413AW7	L-3 Communications Holdings, Inc.
	3.000%, 08/01/2035#	2,450,000	2,492,875
747906AH8	Quantum Corporation 4.500%, 11/15/2017,
	Acquired 10/26/2012 at $500,000■	500,000	497,500
			5,127,875
	Holding Company — 5.75%
451102AB3	Icahn Enterprises LP
	4.000%, 08/15/2013#	3,400,000	3,425,500
	Mining (except Oil and Gas) — 3.50%
496902AD9	Kinross Gold Corporation
	1.750%, 03/15/2028#	1,100,000	1,104,813
608753AA7	Molycorp Inc.
	3.250%, 06/15/2016#	1,500,000	982,500
			2,087,313
	Nonmetallic Mineral Product Manufacturing — 4.46%
69073TAQ6	Owens-Brockway Glass Container
	3.000%, 06/01/2015, Acquired 7/06/2011-5/01/2012
	at $2,631,095#■	2,670,000	2,654,981
	Oil and Gas Extraction — 16.06%
	Arcan Resources Ltd.
B4MT4X3	6.250%, 02/28/2016#	1,594,000	1,398,977
B57ZB98	6.500%, 10/31/2018#	1,717,000	1,527,641

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS The Multi-Disciplinary Portfolio Portfolio of Investments — December 31, 2012 — (Continued)

Identifier		Principal Amount	Value
	Oil and Gas Extraction — 16.06% (Continued)
	Chesapeake Energy Corporation
165167BW6	2.750%, 11/15/2035#	$650,000	$624,813
165167CB1	2.250%, 12/15/2038^	2,630,000	2,136,875
B5N86Y1	PetroBakken Energy Ltd. 3.125%, 02/08/2016,
	Acquired 2/7/2012-5/4/2012 at $3,891,792■	3,900,000	3,878,550
			9,566,856
	Performing Arts, Spectator Sports, and Related Industries — 3.68%
538034AB5	Live Nation Entertainment, Inc.
	2.875%, 07/15/2027#	2,200,000	2,189,000
	Professional, Scientific, and Technical Services — 0.17%
159864AB3	Charles River Laboratories International, Inc.
	2.250%, 06/15/2013#	100,000	100,750
	Publishing Industries (except Internet) — 5.84%
285512AA7	Electronic Arts, Inc.
	0.750%, 07/15/2016	3,750,000	3,475,781
	Real Estate — 6.87%
029169AA7	American Real Estate
	4.000%, 08/15/2013 Acquired
	6/24/2011-10/26/2011 at $342,500#■	350,000	352,625
	Forest City Enterprises, Inc.
345550AK3	3.625%, 10/15/2014#	300,000	354,188
345550AP2	4.250%, 08/15/2018#	3,200,000	3,382,000
			4,088,813
	Transportation Equipment Manufacturing — 1.54%
63934EAL2	Navistar International Corp.
	3.000%, 10/15/2014	1,000,000	918,125
	U.S. Equity Exchanges — 1.02%
631103AA6	The NASDAQ OMX Group, Inc.
	2.500%, 08/15/2013	605,000	608,025
	TOTAL CONVERTIBLE BONDS
	(cost $38,276,086 )		38,219,706

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS The Multi-Disciplinary Portfolio Portfolio of Investments — December 31, 2012 — (Continued)

Identifier	CORPORATE BONDS — 25.84%	Principal Amount	Value
	Administrative and Support Services — 0.39%
22025YAK6	Corrections Corp. of America
	7.750%, 06/01/2017#	$ 220,000	$234,850
	Ambulatory Health Care Services — 4.89%
23918KAL2	DaVita, Inc.
	6.375%, 11/01/2018#^	2,710,000	2,913,250
	General Merchandise Stores — 2.59%
	J.C. Penney Corp., Inc.
708130AD1	5.650%, 06/01/2020 ^	1,250,000	1,090,625
708130AC3	6.375%, 10/15/2036	600,000	453,000
			1,543,625
	Lessors of Nonresidential Buildings (except miniwarehouses) — 1.02%
779273AG6	The Rouse Company LP
	5.375%, 11/26/2013#	590,000	607,700
	Mining (except Oil and Gas) — 4.89%
20854PAD1	Consol Energy, Inc.
	8.000%, 04/01/2017#	1,495,000	1,625,812
	Peabody Energy Corporation
704549AK0	6.000%, 11/15/2018	950,000	1,014,125
704549AH7	6.500%, 09/15/2020#	250,000	269,375
			2,909,312
	Oil and Gas Extraction — 1.80%
	Harvest Operations Corp.
B45KCB7	7.250%, 09/30/2013#	200,000	203,519
B45H5R5	7.500%, 05/31/2015#	830,000	871,137
			1,074,656
	Satellite Telecommunications — 5.28%
25470XAH8	DISH DBS Corp.
	4.625%, 07/15/2017	3,000,000	3,142,500
	Securities, Commodity Contracts, and Other Financial Investments and
	Related Activities — 0.13%
52107QAC9	Lazard Group LLC
	7.125%, 05/15/2015#	67,000	74,524

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS The Multi-Disciplinary Portfolio Portfolio of Investments — December 31, 2012 — (Continued)

Identifier		Principal Amount	Value
	Utilities — 4.85%
131347BP0	Calpine Corp.
	7.250%, 10/15/2017
	Acquired 11/15/2011-4/13/2012 at $2,808,419#■	$2,700,000	$2,889,000
	TOTAL CORPORATE BONDS
	(cost $15,005,509 )		15,389,417
	MUNICIPAL BONDS — 1.29%
	Air Transportation — 1.29%
	Branson Missouri Regional Airport Transportation Development District
105459AB7	6.000%, 07/01/2025c	2,000,000	440,000
105459AC5	6.000%, 07/01/2037c	1,500,000	330,000
			770,000
	TOTAL MUNICIPAL BONDS
	(cost $2,245,112 )		770,000
	EXCHANGE TRADED FUNDS — 2.09%	Shares
	Funds, Trusts, and Other Financial Vehicles — 2.09%
BOND	PIMCO Total Return ETF	11,400	1,243,170
	TOTAL EXCHANGE TRADED FUNDS
	(cost $1,211,972 )		1,243,170
	MUTUAL FUNDS — 1.26%
	Funds, Trusts, and Other Financial Vehicles — 1.26%
TLI	LMP Corporate Loan Fund Inc.	12,569	162,392
NSL	Nuveen Senior Income Fund^	9,300	67,983
PCN	PIMCO Corporate Income Fund^	29,300	517,145
	TOTAL MUTUAL FUNDS
	(cost $751,804 )		747,520
	SHORT-TERM INVESTMENTS — 3.17%	Principal Amount
	Commercial Paper — 2.27%
026824820	U.S. Bank N.A. 0.02%, 01/02/2013	$1,350,000	1,350,000

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS The Multi-Disciplinary Portfolio Portfolio of Investments — December 31, 2012 — (Continued)

Identifier		Shares	Value
	Money Market Funds — 0.90%
FIGXX	Fidelity Institutional Government Portfolio —
	Class I, 0.01%b	538,438	$538,438
	TOTAL SHORT-TERM INVESTMENTS
	(cost $1,888,438)		1,888,438
	INVESTMENTS PURCHASED WITH
	THE CASH PROCEEDS
	FROM SECURITIES LENDING — 3.18%
	Money Market Funds — 3.18%
	Mount Vernon Securities Lending Trust —
	Prime Portfolio, 0.27%b	1,896,215	1,896,215
	TOTAL INVESTMENTS PURCHASED WITH THE CASH
	PROCEEDS FROM SECURITIES LENDING
	(cost $1,896,215)		1,896,215
	TOTAL INVESTMENTS - 103.53%
	(cost $62,771,072)		$61,654,716

Percentages are stated as a percent of net assets.
* —	Non-income producing security.
# —	All or a portion of the shares have been committed as collateral for written option contracts.
■ —	Restricted security restricted to institutional investors (144a securities); the percentage of net assets comprised of 144a securities was 17.25%.
^ —	This security or a portion of this security was out on loan at December 31, 2012. Total loaned securities had a market value of $1,849,017 at December 31, 2012.
c —	The security missed the January 1, 2012 interest payment and has ceased to accrue income. A forbearance agreement is currently in place.
b —	The rate quoted is the annualized seven-day yield as of December 31, 2012.
ETF — Exchange Traded Fund.

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS The Water Infrastructure Portfolio Portfolio of Options Written — December 31, 2012

	Identifier	PUT OPTIONS WRITTEN	Contracts*	Value
		Accommodation
		Starwood Hotels & Resorts Worldwide, Inc.
HOT	140118P00038000	Expiration: January 2014, Exercise Price: $38.00	15	$2,925
HOT	150117P00035000	Expiration: January 2015, Exercise Price: $35.00	15	5,212
				8,137
		Administrative and Support Services
		Expedia, Inc.
EXPE	140118P00034480	Expiration: January 2014, Exercise Price: $34.48	15	2,812
EXPE	150117P00034480	Expiration: January 2015, Exercise Price: $34.48	15	6,225
				9,037
		Broadcasting (except Internet)
		CBS Corporation — Class B
CBS	140118P00025000	Expiration: January 2014, Exercise Price: $25.00	13	1,268
CBS	150117P00025000	Expiration: January 2015, Exercise Price: $25.00	13	2,860
				4,128
		Building Equipment Contractors
		Honeywell International Inc.
HON	150117P00040000	Expiration: January 2015, Exercise Price: $40.00	12	3,240
		Building Material and Garden Equipment and Supplies Dealers
		Lowes Companies, Inc.
LOW	140118P00023000	Expiration: January 2014, Exercise Price: $23.00	20	1,520
LOW	150117P00023000	Expiration: January 2015, Exercise Price: $23.00	20	3,610
				5,130
		Chemical Manufacturing
		The Dow Chemical Company
DOW	140118P00020000	Expiration: January 2014, Exercise Price: $20.00	25	1,963
DOW	150117P00020000	Expiration: January 2015, Exercise Price: $20.00	25	4,712
		E.I. du Pont de Nemours and Company
DD	150117P00030000	Expiration: January 2015, Exercise Price: $30.00	20	4,290
		Gilead Sciences, Inc.
GILD	140118P00047000	Expiration: January 2014, Exercise Price: $47.00	10	1,300
GILD	150117P00045000	Expiration: January 2015, Exercise Price: $45.00	10	2,460
		The Mosaic Company
MOS	140118P00035000	Expiration: January 2014, Exercise Price: $35.00	15	1,830
MOS	150117P00035000	Expiration: January 2015, Exercise Price: $35.00	15	4,110
				20,665

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS The Water Infrastructure Portfolio Portfolio of Options Written — December 31, 2012 — (Continued)

	Identifier		Contracts*	Value
		Clothing and Clothing Accessories Stores
		Limited Brands, Inc.
LTD	140118P00032000	Expiration: January 2014, Exercise Price: $32.00	11	$1,237
LTD	150117P00032000	Expiration: January 2015, Exercise Price: $32.00	11	3,355
				4,592
		Computer and Electronic Product Manufacturing
		Cisco Systems, Inc.
CSCO	140118P00013000	Expiration: January 2014, Exercise Price: $13.00	35	1,505
CSCO	150117P00013000	Expiration: January 2015, Exercise Price: $13.00	35	3,377
		Texas Instruments Inc.
TXN	140118P00020000	Expiration: January 2014, Exercise Price: $20.00	25	1,650
TXN	150117P00020000	Expiration: January 2015, Exercise Price: $20.00	25	4,000
				10,532
		Credit Intermediation and Related Activities
		Bank of America Corporation
BAC	140118P00007000	Expiration: January 2014, Exercise Price: $7.00	70	2,275
BAC	150117P00007000	Expiration: January 2015, Exercise Price: $7.00	70	5,005
		Capital One Financial Corporation
COF	140118P00038000	Expiration: January 2014, Exercise Price: $38.00	15	2,183
COF	150117P00035000	Expiration: January 2015, Exercise Price: $35.00	15	3,585
		Wells Fargo & Company
WFC	150117P00023000	Expiration: January 2015, Exercise Price: $23.00	20	3,400
				16,448
		Fabricated Metal Product Manufacturing
		Danaher Corporation
DHR	130119P00047000	Expiration: January 2013, Exercise Price: $47.00	5	25
		Food Services and Drinking Places
		Starbucks Corporation
SBUX	140118P00035000	Expiration: January 2014, Exercise Price: $35.00	15	1,680
SBUX	150117P00035000	Expiration: January 2015, Exercise Price: $35.00	15	4,020
				5,700
		General Merchandise Stores
		Macy’s, Inc.
M	140118P00023000	Expiration: January 2014, Exercise Price: $23.00	20	1,480
M	150117P00023000	Expiration: January 2015, Exercise Price: $23.00	20	3,970

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS The Water Infrastructure Portfolio Portfolio of Options Written — December 31, 2012 — (Continued)

	Identifier		Contracts*	Value

		General Merchandise Stores — (Continued)
		Nordstrom, Inc.
JWN	140118P00035000	Expiration: January 2014, Exercise Price: $35.00	15	$1,800
JWN	150117P00035000	Expiration: January 2015, Exercise Price: $35.00	15	4,530
				11,780
		Insurance Carriers and Related Activities
		American International Group, Inc.
AIG	140118P00022000	Expiration: January 2014, Exercise Price: $22.00	20	1,610
AIG	150117P00023000	Expiration: January 2015, Exercise Price: $23.00	20	4,560
		MetLife, Inc.
MET	140118P00020000	Expiration: January 2014, Exercise Price: $20.00	25	2,050
MET	150117P00020000	Expiration: January 2015, Exercise Price: $20.00	25	4,463
		Prudential Financial, Inc.
PRU	140118P00035000	Expiration: January 2014, Exercise Price: $35.00	15	2,243
PRU	150117P00035000	Expiration: January 2015, Exercise Price: $35.00	15	4,402
		UnitedHealth Group Inc.
UNH	140118P00035000	Expiration: January 2014, Exercise Price: $35.00	15	1,425
UNH	150117P00035000	Expiration: January 2015, Exercise Price: $35.00	15	3,420
				24,173
		Leather and Applied Product Manufacturing
		Coach, Inc.
COH	140118P00040000	Expiration: January 2014, Exercise Price: $40.00	9	2,273
COH	150117P00040000	Expiration: January 2015, Exercise Price: $40.00	9	4,545
				6,818
		Machinery Manufacturing
		Caterpillar Inc.
CAT	140118P00055000	Expiration: January 2014, Exercise Price: $55.00	10	1,670
CAT	150117P00055000	Expiration: January 2015, Exercise Price: $55.00	10	4,025
		Deere & Company
DE	140118P00055000	Expiration: January 2014, Exercise Price: $55.00	10	1,560
DE	150117P00055000	Expiration: January 2015, Exercise Price: $55.00	10	3,850
		Illinois Tool Works Inc.
ITW	140118P00040000	Expiration: January 2014, Exercise Price: $40.00	12	1,380
ITW	150117P00040000	Expiration: January 2015, Exercise Price: $40.00	12	3,240
		Ingersoll-Rand PLC
IR	140118P00030000	Expiration: January 2014, Exercise Price: $30.00	15	1,500
IR	150117P00030000	Expiration: January 2015, Exercise Price: $30.00	15	3,450
				20,675

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS The Water Infrastructure Portfolio Portfolio of Options Written — December 31, 2012 — (Continued)

	Identifier		Contracts*	Value

		Management of Companies and Enterprises
		JPMorgan Chase & Co.
JPM	140118P00030000	Expiration: January 2014, Exercise Price: $30.00	11	$1,589
JPM	150117P00030000	Expiration: January 2015, Exercise Price: $30.00	11	3,179
				4,768
		Mining (except Oil and Gas)
		Barrick Gold Corporation
ABX	140118P00023000	Expiration: January 2014, Exercise Price: $23.00	20	1,540
ABX	150117P00023000	Expiration: January 2015, Exercise Price: $23.00	20	3,800
		Freeport-McMoRan Copper & Gold Inc.
FCX	140118P00023000	Expiration: January 2014, Exercise Price: $23.00	15	1,980
FCX	150117P00023000	Expiration: January 2015, Exercise Price: $23.00	15	4,065
		Rio Tinto PLC — ADR
RIO	140118P00037500	Expiration: January 2014, Exercise Price: $37.50	15	2,400
RIO	150117P00037500	Expiration: January 2015, Exercise Price: $37.50	15	5,550
				19,335
		Miscellaneous Manufacturing
		St. Jude Medical, Inc.
STJ	150117P00023000	Expiration: January 2015, Exercise Price: $23.00	20	3,500
		Non-Store Retailers
		Amazon.com, Inc.
AMZN	140118P00160000	Expiration: January 2014, Exercise Price: $160.00	4	2,830
AMZN	150117P00160000	Expiration: January 2015, Exercise Price: $160.00	4	5,930
		eBay, Inc.
EBAY	140118P00035000	Expiration: January 2014, Exercise Price: $35.00	15	2,543
EBAY	150117P00033000	Expiration: January 2015, Exercise Price: $33.00	15	4,462
				15,765
		Oil and Gas Extraction
		Anadarko Petroleum Corporation
APC	140118P00047500	Expiration: January 2014, Exercise Price: $47.50	10	2,240
APC	150117P00050000	Expiration: January 2015, Exercise Price: $50.00	10	5,325
		Canadian Natural Resources Ltd.
CNQ	140118P00018000	Expiration: January 2014, Exercise Price: $18.00	25	1,750
CNQ	150117P00018000	Expiration: January 2015, Exercise Price: $18.00	25	4,125
		Encana Corporation
ECA	140118P00013000	Expiration: January 2014, Exercise Price: $13.00	25	1,438
ECA	150117P00013000	Expiration: January 2015, Exercise Price: $13.00	25	3,500

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS The Water Infrastructure Portfolio Portfolio of Options Written — December 31, 2012 — (Continued)

	Identifier		Contracts*	Value

		Oil and Gas Extraction — (Continued)
		Marathon Oil Corporation
MRO	140118P00020000	Expiration: January 2014, Exercise Price: $20.00	25	$2,125
MRO	150117P00020000	Expiration: January 2015, Exercise Price: $20.00	25	4,550
		Occidental Petroleum Corporation
OXY	140118P00050000	Expiration: January 2014, Exercise Price: $50.00	10	1,920
OXY	150117P00050000	Expiration: January 2015, Exercise Price: $50.00	10	4,275
				31,248
		Petroleum and Coal Products Manufacturing
		Hess Corporation
HES	140118P00035000	Expiration: January 2014, Exercise Price: $35.00	15	2,392
HES	150117P00035000	Expiration: January 2015, Exercise Price: $35.00	15	5,100
				7,492
		Professional, Scientific and Technical Services
		Computer Sciences Corporation
CSC	140118P00025000	Expiration: January 2014, Exercise Price: $25.00	20	2,200
CSC	150117P00025000	Expiration: January 2015, Exercise Price: $25.00	20	4,500
		Fluor Corporation
FLR	140118P00040000	Expiration: January 2014, Exercise Price: $40.00	9	1,530
FLR	150117P00040000	Expiration: January 2015, Exercise Price: $40.00	9	3,375
				11,605
		Rail Transportation
		CSX Corporation
CSX	150117P00012500	Expiration: January 2015, Exercise Price: $12.50	40	3,440
		Norfolk Sourthern Corporation
NSC	150117P00040000	Expiration: January 2015, Exercise Price: $40.00	12	3,180
				6,620
		Satellite Telecommunications
		DISH Network Corp. — Class A
DISH	140118P00024000	Expiration: January 2014, Exercise Price: $24.00	14	1,785
DISH	150117P00024000	Expiration: January 2015, Exercise Price: $24.00	14	3,570
				5,355

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS The Water Infrastructure Portfolio Portfolio of Options Written — December 31, 2012 — (Continued)

	Identifier		Contracts*	Value

		Securities, Commodity Contracts, and Other Financial
		Investments and Related Activities
		Morgan Stanley
MS	140118P00013000	Expiration: January 2014, Exercise Price: $13.00	40	$3,480
MS	150117P00013000	Expiration: January 2015, Exercise Price: $13.00	40	6,900
				10,380
		Software Publishers
		Microsoft Corporation
MSFT	150117P00018000	Expiration: January 2015, Exercise Price: $18.00	25	3,125
		Oracle Corporation
ORCL	150117P00020000	Expiration: January 2015, Exercise Price: $20.00	25	2,825
				5,950
		Transportation Equipment Manufacturing
		The Boeing Company
BA	150117P00050000	Expiration: January 2015, Exercise Price: $50.00	10	3,200
		General Dynamics Corporation
GD	150117P00045000	Expiration: January 2015, Exercise Price: $45.00	10	3,100
		Johnson Controls, Inc.
JCI	140118P00020000	Expiration: January 2014, Exercise Price: $20.00	25	2,125
JCI	150117P00020000	Expiration: January 2015, Exercise Price: $20.00	25	4,812
		PACCAR Inc.
PCAR	140118P00028500	Expiration: January 2014, Exercise Price: $28.50	20	2,300
PCAR	150117P00029200	Expiration: January 2015, Exercise Price: $29.20	15	4,163
		United Technologies Corporation
UTX	150117P00055000	Expiration: January 2015, Exercise Price: $55.00	10	3,975
				23,675
		Water Transportation
		Carnival Corporation
CCL	140118P00024500	Expiration: January 2014, Exercise Price: $24.50	13	1,203
CCL	150117P00024500	Expiration: January 2015, Exercise Price: $24.50	13	2,925
				4,128
		TOTAL PUT OPTIONS WRITTEN
		(premiums received $301,071)		$300,901

* — 100 Shares Per Contract.
ADR — American Depository Receipt.
PLC — Public Limited Company.

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS The Multi-Disciplinary Portfolio Portfolio of Options Written — December 31, 2012 — (Continued)

	Identifier	PUT OPTIONS WRITTEN	Contracts*	Value

		Accommodation
		Carnival Corporation
CCL	130119P00022500	Expiration: January 2013, Exercise Price: $22.50	60	$150
CCL	140118P00029500	Expiration: January 2014, Exercise Price: $29.50	40	7,600
		Royal Caribbean Cruises Ltd.
RCL	130119P00023000	Expiration: January 2013, Exercise Price: $23.00	30	120
RCL	130119P00025000	Expiration: January 2013, Exercise Price: $25.00	42	231
				8,101
		Administrative and Support Services
		Expedia, Inc.
EXPE1	130119P00025000	Expiration: January 2013, Exercise Price: $25.00	45	562
EXPE	140118P00049480	Expiration: January 2014, Exercise Price: $49.48	2	1,130
				1,692
		Asset Management
		BlackRock, Inc.
BLK	130119P00150000	Expiration: January 2013, Exercise Price: $150.00	5	50
BLK	130119P00160000	Expiration: January 2013, Exercise Price: $160.00	3	30
BLK	130119P00165000	Expiration: January 2013, Exercise Price: $165.00	3	30
BLK	140118P00160000	Expiration: January 2014, Exercise Price: $160.00	15	10,950
		The Blackstone Group LP
BX	130119P00010000	Expiration: January 2013, Exercise Price: $10.00	144	144
BX	130119P00017500	Expiration: January 2013, Exercise Price: $17.50	21	4,001
BX	140118P00010000	Expiration: January 2014, Exercise Price: $10.00	400	19,000
		Brookfield Asset Management Inc. — Class A
BAM	130316P00030000	Expiration: March 2013, Exercise Price: $30.00	122	1,830
BAM	130622P00035000	Expiration: June 2013, Exercise Price: $35.00	10	1,575
		Federated Investors, Inc. — Class B
FII	130119P00015990	Expiration: January 2013, Exercise Price: $15.99	25	125
FII	130420P00015990	Expiration: April 2013, Exercise Price: $15.99	90	2,700
FII	130420P00017500	Expiration: April 2013, Exercise Price: $17.50	60	1,800
FII	130420P00018490	Expiration: April 2013, Exercise Price: $18.49	120	9,900
		Franklin Resources, Inc.
BEN	130119P00090000	Expiration: January 2013, Exercise Price: $90.00	2	15
BEN	130119P00092000	Expiration: January 2013, Exercise Price: $92.00	10	50
BEN	130119P00107000	Expiration: January 2013, Exercise Price: $107.00	10	225
BEN	140118P00102000	Expiration: January 2014, Exercise Price: $102.00	10	5,400

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS The Multi-Disciplinary Portfolio Portfolio of Options Written — December 31, 2012 — (Continued)

	Identifier		Contracts*	Value

		Asset Management — (Continued)
		KKR & Co. L.P.
KKR	130119P00011000	Expiration: January 2013, Exercise Price: $11.00	120	$300
KKR	130316P00013000	Expiration: March 2013, Exercise Price: $13.00	80	2,000
KKR	130622P00013000	Expiration: June 2013, Exercise Price: $13.00 .	220	13,200
		Legg Mason, Inc.
LM	130119P00023000	Expiration: January 2013, Exercise Price: $23.00	99	495
LM	130119P00024000	Expiration: January 2013, Exercise Price: $24.00	6	90
LM	130119P00025000	Expiration: January 2013, Exercise Price: $25.00	63	2,205
LM	130216P00020000	Expiration: February 2013, Exercise Price: $20.00	5	25
LM	140118P00023000	Expiration: January 2014, Exercise Price: $23.00	55	12,100
		Oaktree Capital Group LLC
OAK	130119P00030000	Expiration: January 2013, Exercise Price: $30.00	25	437
OAK	130720P00040000	Expiration: July 2013, Exercise Price: $40.00	35	5,600
				94,277
		Beverage and Tobacco Product Manufacturing
		Coca-Cola Enterprises Inc.
CCE	140118P00025000	Expiration: January 2014, Exercise Price: $25.00	150	16,500
		PepsiCo, Inc.
PEP	130119P00052500	Expiration: January 2013, Exercise Price: $52.50	10	20
PEP	130119P00057500	Expiration: January 2013, Exercise Price: $57.50	19	105
PEP	130119P00060000	Expiration: January 2013, Exercise Price: $60.00	20	120
PEP	140118P00060000	Expiration: January 2014, Exercise Price: $60.00	25	5,387
PEP	140118P00062500	Expiration: January 2014, Exercise Price: $62.50	18	5,112
		Philip Morris International, Inc.
PM	130119P00090000	Expiration: January 2013, Exercise Price: $90.00	2	1,275
PM	130316P00087500	Expiration: March 2013, Exercise Price: $87.50	22	11,275
PM	140118P00087500	Expiration: January 2014, Exercise Price: $87.50	20	21,900
PM	140118P00090000	Expiration: January 2014, Exercise Price: $90.00	1	1,265
				62,959
		Broadcasting (except Internet)
		Cablevision Systems Corporation — Class A
CVC	130119P00013000	Expiration: January 2013, Exercise Price: $13.00	50	375
		Comcast Corporation — Class A
CMCSA	130119P00020000	Expiration: January 2013, Exercise Price: $20.00	115	115
CMCSA	130119P00022500	Expiration: January 2013, Exercise Price: $22.50	8	12
CMCSK	130119P00025000	Expiration: January 2013, Exercise Price: $25.00	24	60
CMCSA	140118P00030000	Expiration: January 2014, Exercise Price: $30.00	70	11,900

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS The Multi-Disciplinary Portfolio Portfolio of Options Written — December 31, 2012 — (Continued)

	Identifier		Contracts*	Value

		Broadcasting (except Internet) — (Continued)
		Discovery Communications, Inc. — Class A
DISCA	130420P00050000	Expiration: April 2013, Exercise Price: $50.00	25	$1,187
		Liberty Media Corporation — Liberty Capital — Series A
LMCA	130119P00095000	Expiration: January 2013, Exercise Price: $95.00	1	28
LMCA	130720P00095000	Expiration: July 2013, Exercise Price: $95.00	12	2,280
		Time Warner Cable Inc.
TWC	130119P00050000	Expiration: January 2013, Exercise Price: $50.00	17	43
TWC	130119P00055000	Expiration: January 2013, Exercise Price: $55.00	21	52
TWC	130119P00070000	Expiration: January 2013, Exercise Price: $70.00	16	80
		Time Warner Inc.
TWX	140118P00035000	Expiration: January 2014, Exercise Price: $35.00	59	7,876
TWX	140118P00040000	Expiration: January 2014, Exercise Price: $40.00	47	10,810
		Viacom Inc. — Class B
VIAB	130119P00045000	Expiration: January 2013, Exercise Price: $45.00	4	20
VIAB	140118P00045000	Expiration: January 2014, Exercise Price: $45.00	30	9,000
VIAB	140118P00047000	Expiration: January 2014, Exercise Price: $47.00	43	15,910
		The Walt Disney Company
DIS	130119P00030000	Expiration: January 2013, Exercise Price: $30.00	15	15
DIS	130119P00035000	Expiration: January 2013, Exercise Price: $35.00	52	78
DIS	140118P00040000	Expiration: January 2014, Exercise Price: $40.00	25	4,525
DIS	140118P00045000	Expiration: January 2014, Exercise Price: $45.00	2	630
				64,996
		Building Material and Garden Equipment and Supplies Dealers
		Lowes Companies, Inc.
LOW	130119P00024000	Expiration: January 2013, Exercise Price: $24.00	6	21
LOW	140118P00023000	Expiration: January 2014, Exercise Price: $23.00	25	1,900
LOW	140118P00025000	Expiration: January 2014, Exercise Price: $25.00	4	416
				2,337
		Chemical Manufacturing
		The Clorox Company
CLX	130119P00062500	Expiration: January 2013, Exercise Price: $62.50	60	150
CLX	140118P00060000	Expiration: January 2014, Exercise Price: $60.00	22	3,410
CLX	140118P00065000	Expiration: January 2014, Exercise Price: $65.00	5	1,338
		LyondellBasell Industries NV — Class A
LYB	130119P00029250	Expiration: January 2013, Exercise Price: $29.25	42	210
LYB	130119P00030750	Expiration: January 2013, Exercise Price: $30.75	20	100
LYB	130119P00032750	Expiration: January 2013, Exercise Price: $32.75	12	60

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS The Multi-Disciplinary Portfolio Portfolio of Options Written — December 31, 2012 — (Continued)

	Identifier		Contracts*	Value

		Chemical Manufacturing — (Continued)
		The Estee Lauder Companies Inc. — Class A
EL	130119P00040000	Expiration: January 2013, Exercise Price: $40.00	54	$135
EL	130119P00046250	Expiration: January 2013, Exercise Price: $46.25	4	10
EL	130119P00055000	Expiration: January 2013, Exercise Price: $55.00	9	180
EL	140118P00047500	Expiration: January 2014, Exercise Price: $47.50	29	7,685
		Monsanto Company
MON	130119P00085000	Expiration: January 2013, Exercise Price: $85.00	2	71
MON	140118P00085000	Expiration: January 2014, Exercise Price: $85.00	1	670
		The Procter & Gamble Company
PG	130119P00057500	Expiration: January 2013, Exercise Price: $57.50	30	210
PG	130119P00060000	Expiration: January 2013, Exercise Price: $60.00	35	367
PG	140118P00057500	Expiration: January 2014, Exercise Price: $57.50	4	786
		Sigma-Aldrich Corporation
SIAL	130119P00065000	Expiration: January 2013, Exercise Price: $65.00	6	45
SIAL	130420P00065000	Expiration: April 2013, Exercise Price: $65.00	77	5,775
SIAL	130720P00065000	Expiration: July 2013, Exercise Price: $65.00	7	1,190
				22,392
		Clothing and Clothing Accessories Stores
		Limited Brands, Inc.
LTD	130119P00042000	Expiration: January 2013, Exercise Price: $42.00	2	40
LTD	140118P00041000	Expiration: January 2014, Exercise Price: $41.00	15	5,025
LTD	140118P00044000	Expiration: January 2014, Exercise Price: $44.00	2	890
		Tiffany & Company
TIF	130119P00050000	Expiration: January 2013, Exercise Price: $50.00	15	278
TIF	130119P00052500	Expiration: January 2013, Exercise Price: $52.50	26	1,001
TIF	130216P00047500	Expiration: February 2013, Exercise Price: $47.50	20	510
TIF	140118P00045000	Expiration: January 2014, Exercise Price: $45.00	22	6,688
TIF	140118P00052500	Expiration: January 2014, Exercise Price: $52.50	46	26,565
TIF	140118P00057500	Expiration: January 2014, Exercise Price: $57.50	2	1,650
				42,647
		Computer and Electronic Product Manufacturing
		Apple Inc.
AAPL	140118P00450000	Expiration: January 2014, Exercise Price: $450.00	12	47,280

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS The Multi-Disciplinary Portfolio Portfolio of Options Written — December 31, 2012 — (Continued)

	Identifier		Contracts*	Value

		Computer and Electronic Product Manufacturing — (Continued)
		Rockwell Collins, Inc.
COL	130119P00045000	Expiration: January 2013, Exercise Price: $45.00	15	$113
COL	130420P00045000	Expiration: April 2013, Exercise Price: $45.00	12	450
COL	130720P00050000	Expiration: July 2013, Exercise Price: $50.00	56	8,540
				56,383
		Construction of Buildings
		Lennar Corporation — Class A
LEN	130119P00029000	Expiration: January 2013, Exercise Price: $29.00	4	16
LEN	140118P00030000	Expiration: January 2014, Exercise Price: $30.00	3	791
				807
		Couriers and Messengers
		FedEx Corp.
FDX	130119P00075000	Expiration: January 2013, Exercise Price: $75.00	13	72
FDX	130119P00080000	Expiration: January 2013, Exercise Price: $80.00	31	356
FDX	140118P00070000	Expiration: January 2014, Exercise Price: $70.00	6	1,731
FDX	140118P00075000	Expiration: January 2014, Exercise Price: $75.00	10	3,925
FDX	140118P00077500	Expiration: January 2014, Exercise Price: $77.50	10	4,575
		United Parcel Service, Inc. — Class B
UPS	130119P00060000	Expiration: January 2013, Exercise Price: $60.00	12	24
UPS	130119P00065000	Expiration: January 2013, Exercise Price: $65.00	12	90
UPS	130119P00070000	Expiration: January 2013, Exercise Price: $70.00	23	655
UPS	130119P00075000	Expiration: January 2013, Exercise Price: $75.00	10	1,800
UPS	140118P00062500	Expiration: January 2014, Exercise Price: $62.50	8	2,192
UPS	140118P00070000	Expiration: January 2014, Exercise Price: $70.00	11	5,693
UPS	140118P00072500	Expiration: January 2014, Exercise Price: $72.50	4	2,520
				23,633
		Credit Intermediation and Related Activities
		American Express Company
AXP	130119P00045000	Expiration: January 2013, Exercise Price: $45.00	18	144
AXP	140118P00050000	Expiration: January 2014, Exercise Price: $50.00	60	21,900
		Bank of America Corporation
BAC	130119P00005000	Expiration: January 2013, Exercise Price: $5.00	60	30
BAC	130119P00007500	Expiration: January 2013, Exercise Price: $7.50	135	68

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS The Multi-Disciplinary Portfolio Portfolio of Options Written — December 31, 2012 — (Continued)

	Identifier		Contracts*	Value

		Credit Intermediation and Related Activities — (Continued)
		The Bank of New York Mellon Corporation
BK	130119P00020000	Expiration: January 2013, Exercise Price: $20.00	100	$550
BK	130119P00022000	Expiration: January 2013, Exercise Price: $22.00	84	798
		M&T Bank Corporation
MTB	130119P00070000	Expiration: January 2013, Exercise Price: $70.00	15	75
MTB	130119P00075000	Expiration: January 2013, Exercise Price: $75.00	19	95
MTB	130119P00080000	Expiration: January 2013, Exercise Price: $80.00	17	128
MTB	130119P00085000	Expiration: January 2013, Exercise Price: $85.00	6	75
MTB	130720P00080000	Expiration: July 2013, Exercise Price: $80.00	10	1,600
		Northern Trust Corp.
NTRS	130119P00035000	Expiration: January 2013, Exercise Price: $35.00	6	15
NTRS	130119P00040000	Expiration: January 2013, Exercise Price: $40.00	41	205
NTRS	140118P00040000	Expiration: January 2014, Exercise Price: $40.00	71	12,780
		State Street Corporation
STT	130119P00030000	Expiration: January 2013, Exercise Price: $30.00	10	45
STT	130119P00035000	Expiration: January 2013, Exercise Price: $35.00	62	589
STT	130119P00037000	Expiration: January 2013, Exercise Price: $37.00	10	110
STT	130119P00042000	Expiration: January 2013, Exercise Price: $42.00	11	242
STT	140118P00035000	Expiration: January 2014, Exercise Price: $35.00	11	1,930
		U.S. Bancorp
USB	130119P00020000	Expiration: January 2013, Exercise Price: $20.00	40	40
USB	130119P00022000	Expiration: January 2013, Exercise Price: $22.00	40	60
		Wells Fargo & Company
WFC	130119P00033000	Expiration: January 2013, Exercise Price: $33.00	4	162
WFC	140118P00028000	Expiration: January 2014, Exercise Price: $28.00	80	14,360
WFC	140118P00030000	Expiration: January 2014, Exercise Price: $30.00	30	7,185
WFC	140118P00032000	Expiration: January 2014, Exercise Price: $32.00	3	945
				64,131
		Defense
		CACI International Inc. — Class A
CACI	130316P00040000	Expiration: March 2013, Exercise Price: $40.00	7	140
CACI	130316P00050000	Expiration: March 2013, Exercise Price: $50.00	75	9,000
CACI	130622P00050000	Expiration: June 2013, Exercise Price: $50.00	6	1,485

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS The Multi-Disciplinary Portfolio Portfolio of Options Written — December 31, 2012 — (Continued)

	Identifier		Contracts*	Value

		Defense — (Continued)
		Northrop Grumman Corporation
NOC	130119P00050000	Expiration: January 2013, Exercise Price: $50.00	22	$110
NOC	130119P00052500	Expiration: January 2013, Exercise Price: $52.50	5	25
NOC	130119P00055000	Expiration: January 2013, Exercise Price: $55.00	22	220
NOC	130216P00057500	Expiration: February 2013, Exercise Price: $57.50	4	140
NOC	140118P00060000	Expiration: January 2014, Exercise Price: $60.00	20	7,900
				19,020
		E-Commerce
		IAC/InterActiveCorp
IACI	130119P00040000	Expiration: January 2013, Exercise Price: $40.00	53	663
IACI	130119P00050000	Expiration: January 2013, Exercise Price: $50.00	2	630
IACI	130420P00045000	Expiration: April 2013, Exercise Price: $45.00	50	12,375
				13,668
		Fabricated Metal Product Manufacturing
		Danaher Corporation
DHR	130119P00052500	Expiration: January 2013, Exercise Price: $52.50	2	45
DHR	140118P00045000	Expiration: January 2014, Exercise Price: $45.00	85	15,937
DHR	140118P00052500	Expiration: January 2014, Exercise Price: $52.50	2	770
		McDermott International, Inc.
MDR	130119P00007500	Expiration: January 2013, Exercise Price: $7.50	200	500
MDR	130119P00009000	Expiration: January 2013, Exercise Price: $9.00	121	303
MDR	130119P00010000	Expiration: January 2013, Exercise Price: $10.00	155	1,162
MDR	140118P00010000	Expiration: January 2014, Exercise Price: $10.00	120	17,100
MDR	150117P00010000	Expiration: January 2015, Exercise Price: $10.00	46	10,580
				46,397
		Food Manufacturing
		Archer-Daniels-Midland Company
ADM	130119P00028000	Expiration: January 2013, Exercise Price: $28.00	5	460
ADM	140118P00023000	Expiration: January 2014, Exercise Price: $23.00	25	3,250
ADM	140118P00025000	Expiration: January 2014, Exercise Price: $25.00	51	9,945
		Bunge Limited
BG	130119P00055000	Expiration: January 2013, Exercise Price: $55.00	31	77
BG	130119P00065000	Expiration: January 2013, Exercise Price: $65.00	6	45
BG	140118P00055000	Expiration: January 2014, Exercise Price: $55.00	46	8,050
BG	140118P00057500	Expiration: January 2014, Exercise Price: $57.50	7	1,435
BG	140118P00062500	Expiration: January 2014, Exercise Price: $62.50	14	4,480

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS The Multi-Disciplinary Portfolio Portfolio of Options Written — December 31, 2012 — (Continued)

	Identifier		Contracts*	Value

		Food Manufacturing — (Continued)
		ConAgra Foods, Inc.
CAG	130119P00023000	Expiration: January 2013, Exercise Price: $23.00	12	$30
CAG	130119P00025000	Expiration: January 2013, Exercise Price: $25.00	102	510
		Dean Foods Company
DF	130119P00007500	Expiration: January 2013, Exercise Price: $7.50	40	100
		Kellogg Company
K	130119P00047500	Expiration: January 2013, Exercise Price: $47.50	62	155
K	140118P00050000	Expiration: January 2014, Exercise Price: $50.00	37	7,308
		Mead Johnson Nutrition Company
MJN	130119P00070000	Expiration: January 2013, Exercise Price: $70.00	15	6,488
MJN	130216P00070000	Expiration: February 2013, Exercise Price: $70.00	20	9,950
MJN	140118P00060000	Expiration: January 2014, Exercise Price: $60.00	41	19,782
MJN	140118P00070000	Expiration: January 2014, Exercise Price: $70.00	12	12,090
		Mondelez International Inc. — Class A
MDLZ1	130119P00040000	Expiration: January 2013, Exercise Price: $40.00	4	156
MDLZ1	140118P00035000	Expiration: January 2014, Exercise Price: $35.00	30	3,420
MDLZ1	140118P00040000	Expiration: January 2014, Exercise Price: $40.00	2	555
		Unilever NV
UN	130216P00030000	Expiration: February 2013, Exercise Price: $30.00	10	75
				88,361
		Food Services and Drinking Places
		Starbucks Corporation
SBUX	140118P00035000	Expiration: January 2014, Exercise Price: $35.00	118	13,216
SBUX	140118P00045000	Expiration: January 2014, Exercise Price: $45.00	2	640
SBUX	150117P00030000	Expiration: January 2015, Exercise Price: $30.00	30	5,010
				18,866
		Funds, Trusts, and Other Financial Vehicles
		iShares MSCI Japan Index Fund
EWJ	130119P00009000	Expiration: January 2013, Exercise Price: $9.00	443	1,108
EWJ	140118P00009000	Expiration: January 2014, Exercise Price: $9.00	160	8,160
		iShares Russell 2000 Value Index Fund
IWM	130119P00077000	Expiration: January 2013, Exercise Price: $77.00	2	38
IWM	130216P00069000	Expiration: February 2013, Exercise Price: $69.00	25	350
IWM	140118P00079000	Expiration: January 2014, Exercise Price: $79.00	1	606

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS The Multi-Disciplinary Portfolio Portfolio of Options Written — December 31, 2012 — (Continued)

	Identifier		Contracts*	Value

		Funds, Trusts, and Other Financial Vehicles — (Continued)
		Market Vectors Gold Miners ETF
GDX	130119P00040000	Expiration: January 2013, Exercise Price: $40.00	47	$235
GDX	130119P00043000	Expiration: January 2013, Exercise Price: $43.00	23	552
GDX	130119P00045000	Expiration: January 2013, Exercise Price: $45.00	11	715
GDX	130119P00050000	Expiration: January 2013, Exercise Price: $50.00	14	5,355
GDX	140118P00040000	Expiration: January 2014, Exercise Price: $40.00	5	1,650
GDX	140118P00045000	Expiration: January 2014, Exercise Price: $45.00	23	12,593
		Market Vectors Junior Gold Miners ETF
GDXJ	130119P00020630	Expiration: January 2013, Exercise Price: $20.63	10	1,200
GDXJ	130119P00021630	Expiration: January 2013, Exercise Price: $21.63	30	6,000
GDXJ	130119P00024630	Expiration: January 2013, Exercise Price: $24.63	15	7,350
GDXJ	130119P00027630	Expiration: January 2013, Exercise Price: $27.63	15	11,775
GDXJ	140118P00018000	Expiration: January 2014, Exercise Price: $18.00	166	45,235
		SPDR S&P 500 EFT Trust
SPY	130119P00138000	Expiration: January 2013, Exercise Price: $138.00	2	157
SPY	130316P00139000	Expiration: March 2013, Exercise Price: $139.00	10	3,015
SPY	140118P00135000	Expiration: January 2014, Exercise Price: $135.00	20	17,560
SPY	140118P00138000	Expiration: January 2014, Exercise Price: $138.00	20	19,830
SPY	141220P00140000	Expiration: December 2014,
		Exercise Price: $140.00	1	1,695
				145,179
		Gaming
		Las Vegas Sands Corp.
LVS	130119P00032250	Expiration: January 2013, Exercise Price: $32.25	36	90
LVS	130119P00037250	Expiration: January 2013, Exercise Price: $37.25	22	154
LVS	140118P00027250	Expiration: January 2014, Exercise Price: $27.25	70	8,400
LVS	140118P00032250	Expiration: January 2014, Exercise Price: $32.25	32	6,640
LVS	140118P00035250	Expiration: January 2014, Exercise Price: $35.25	3	844
		Wynn Resorts Limited
WYNN	140118P00062500	Expiration: January 2014, Exercise Price: $62.50	46	9,246
WYNN	140118P00067500	Expiration: January 2014, Exercise Price: $67.50	12	3,066
WYNN	140118P00072500	Expiration: January 2014, Exercise Price: $72.50	8	2,648
WYNN	140118P00087500	Expiration: January 2014, Exercise Price: $87.50	4	2,520
WYNN	140118P00095000	Expiration: January 2014, Exercise Price: $95.00	8	5,040
				38,648

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS The Multi-Disciplinary Portfolio Portfolio of Options Written — December 31, 2012 — (Continued)

	Identifier		Contracts*	Value

		General Merchandise Stores
		Sears Holdings Corporation
SHLD1	130119P00055000	Expiration: January 2013, Exercise Price: $55.00	12	$10,680
SHLD	140118P00030420	Expiration: January 2014, Exercise Price: $30.42	54	25,245
SHLD	140118P00047920	Expiration: January 2014, Exercise Price: $47.92	27	36,315
SHLD	140621P00047920	Expiration: June 2014, Exercise Price: $47.92	2	2,990
				75,230
		Holding Company
		Berkshire Hathaway Inc. — Class B
BRKB	130119P00070000	Expiration: January 2013, Exercise Price: $70.00	10	35
BRKB	130119P00072500	Expiration: January 2013, Exercise Price: $72.50	31	171
BRKB	130119P00075000	Expiration: January 2013, Exercise Price: $75.00	14	84
BRKB	140118P00080000	Expiration: January 2014, Exercise Price: $80.00	23	6,969
		Leucadia National Corporation
LUK	130316P00022500	Expiration: March 2013, Exercise Price: $22.50	100	6,750
LUK	130622P00020000	Expiration: June 2013, Exercise Price: $20.00	119	7,437
				21,446
		Insurance Carriers and Related Activities
		American International Group, Inc.
AIG	130119P00030000	Expiration: January 2013, Exercise Price: $30.00	30	195
AIG	140118P00030000	Expiration: January 2014, Exercise Price: $30.00	71	19,951
		China Life Insurance Co., Ltd. — ADR
LFC	130119P00035000	Expiration: January 2013, Exercise Price: $35.00	32	80
		Greenlight Capital Re, Ltd. — Class A
GLRE	130216P00025000	Expiration: February 2013, Exercise Price: $25.00	120	26,100
GLRE	130518P00022500	Expiration: May 2013, Exercise Price: $22.50	85	7,650
		Loews Corporation
L	130316P00035000	Expiration: March 2013, Exercise Price: $35.00	6	135
L	130316P00040000	Expiration: March 2013, Exercise Price: $40.00	80	7,800
		Marsh & McLennan Companies, Inc.
MMC	130119P00030000	Expiration: January 2013, Exercise Price: $30.00	70	350
MMC	140118P00025000	Expiration: January 2014, Exercise Price: $25.00	16	920
		The Progressive Corporation
PGR	130119P00016500	Expiration: January 2013, Exercise Price: $16.50	29	145
PGR	130119P00019000	Expiration: January 2013, Exercise Price: $19.00	40	200
PGR	130216P00018000	Expiration: February 2013, Exercise Price: $18.00	36	360
PGR	130216P00019000	Expiration: February 2013, Exercise Price: $19.00	110	1,925
				65,811

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS The Multi-Disciplinary Portfolio Portfolio of Options Written — December 31, 2012 — (Continued)

	Identifier		Contracts*	Value

		Lessors of Nonfinancial Intangible Assets (except Copyrighted Works)
		Hugoton Royalty Trust
HGT	130216P00007500	Expiration: February 2013, Exercise Price: $7.50	70	$3,500
HGT	130518P00007500	Expiration: May 2013, Exercise Price: $7.50	150	12,750
		San Juan Basin Royalty Trust
SJT	130119P00012500	Expiration: January 2013, Exercise Price: $12.50	15	187
SJT	130420P00012500	Expiration: April 2013, Exercise Price: $12.50	280	23,100
				39,537
		Lessors of Nonresidential Buildings (except Miniwarehouses)
		The Howard Hughes Corporation
HHC	130119P00055000	Expiration: January 2013, Exercise Price: $55.00	2	25
		Machinery Manufacturing
		Lindsay Corporation
LNN	130316P00060000	Expiration: March 2013, Exercise Price: $60.00	60	1,950
		Management of Companies and Enterprises
		JPMorgan Chase & Co.
JPM	130119P00028000	Expiration: January 2013, Exercise Price: $28.00	15	38
JPM	130119P00034000	Expiration: January 2013, Exercise Price: $34.00	11	71
JPM	130119P00037000	Expiration: January 2013, Exercise Price: $37.00	21	262
JPM	140118P00030000	Expiration: January 2014, Exercise Price: $30.00	100	14,450
JPM	140118P00032000	Expiration: January 2014, Exercise Price: $32.00	25	4,575
JPM	140118P00035000	Expiration: January 2014, Exercise Price: $35.00	12	2,934
		The Goldman Sachs Group, Inc.
GS	130119P00090000	Expiration: January 2013, Exercise Price: $90.00	5	53
GS	130119P00095000	Expiration: January 2013, Exercise Price: $95.00	11	148
				22,531
		Manufactured Brands
		Jarden Corporation
JAH	130119P00035000	Expiration: January 2013, Exercise Price: $35.00	10	50
		Merchant Wholesalers, Nondurable Goods
		Express Scripts Holding Company
ESRX	140118P00045000	Expiration: January 2014, Exercise Price: $45.00	20	5,370
		Molson Coors Brewing Company — Class B
TAP	130119P00040000	Expiration: January 2013, Exercise Price: $40.00	6	60
TAP	140118P00040000	Expiration: January 2014, Exercise Price: $40.00	90	28,350
TAP	150117P00040000	Expiration: January 2015, Exercise Price: $40.00	50	26,250
				60,030

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS The Multi-Disciplinary Portfolio Portfolio of Options Written — December 31, 2012 — (Continued)

	Identifier		Contracts*	Value

		Mining (except Oil and Gas)
		Barrick Gold Corporation
ABX	130119P00038000	Expiration: January 2013, Exercise Price: $38.00	30	$9,300
ABX	130119P00040000	Expiration: January 2013, Exercise Price: $40.00	53	26,633
ABX	130119P00043000	Expiration: January 2013, Exercise Price: $43.00	8	6,400
ABX	140118P00030000	Expiration: January 2014, Exercise Price: $30.00	10	2,490
ABX	140118P00035000	Expiration: January 2014, Exercise Price: $35.00	11	5,335
ABX	140118P00040000	Expiration: January 2014, Exercise Price: $40.00	25	20,187
ABX	140118P00045000	Expiration: January 2014, Exercise Price: $45.00	9	10,800
		Cameco Corporation
CCJ	130119P00015000	Expiration: January 2013, Exercise Price: $15.00	14	35
CCJ	130119P00018000	Expiration: January 2013, Exercise Price: $18.00	99	743
CCJ	130119P00020000	Expiration: January 2013, Exercise Price: $20.00	51	3,570
CCJ	130119P00021000	Expiration: January 2013, Exercise Price: $21.00	4	560
CCJ	130119P00022000	Expiration: January 2013, Exercise Price: $22.00	40	9,200
CCJ	140118P00015000	Expiration: January 2014, Exercise Price: $15.00	65	6,175
		Freeport-McMoRan Copper & Gold Inc.
FCX	130119P00029500	Expiration: January 2013, Exercise Price: $29.50	30	255
FCX	130119P00033000	Expiration: January 2013, Exercise Price: $33.00	65	3,965
FCX	130119P00035000	Expiration: January 2013, Exercise Price: $35.00	11	1,788
FCX	140118P00030000	Expiration: January 2014, Exercise Price: $30.00	63	21,420
FCX	140118P00035000	Expiration: January 2014, Exercise Price: $35.00	2	1,170
		Harry Winston Diamond Corporation
HWD	130216P00010000	Expiration: February 2013, Exercise Price: $10.00	155	1,550
HWD	130216P00012500	Expiration: February 2013, Exercise Price: $12.50	100	2,750
HWD	130518P00010000	Expiration: May 2013, Exercise Price: $10.00	30	600
HWD	130518P00012500	Expiration: May 2013, Exercise Price: $12.50	25	1,812
HWD	130817P00012500	Expiration: August 2013, Exercise Price: $12.50	180	18,900
		Newmont Mining Corporation
NEM	130119P00046000	Expiration: January 2013, Exercise Price: $46.00	29	2,944
NEM	130119P00050000	Expiration: January 2013, Exercise Price: $50.00	5	1,875
NEM	130119P00052500	Expiration: January 2013, Exercise Price: $52.50	39	23,887
NEM	130119P00060000	Expiration: January 2013, Exercise Price: $60.00	10	13,550
NEM	140118P00045000	Expiration: January 2014, Exercise Price: $45.00	6	3,465
NEM	140118P00050000	Expiration: January 2014, Exercise Price: $50.00	18	15,840
		NovaGold Resources Inc.
NG	140118P00005000	Expiration: January 2014, Exercise Price: $5.00	570	74,100
NG1	140118P00005000	Expiration: January 2014, Exercise Price: $5.00	150	18,750
NG1	140118P00007000	Expiration: January 2014, Exercise Price: $7.00	285	79,087

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS The Multi-Disciplinary Portfolio Portfolio of Options Written — December 31, 2012 — (Continued)

	Identifier		Contracts*	Value

		Mining (except Oil and Gas) — (Continued)
		Rio Tinto PLC — ADR
RIO	130119P00050000	Expiration: January 2013, Exercise Price: $50.00	22	$275
RIO	130119P00052500	Expiration: January 2013, Exercise Price: $52.50	20	500
RIO	130119P00060000	Expiration: January 2013, Exercise Price: $60.00	12	3,240
RIO	140118P00032500	Expiration: January 2014, Exercise Price: $32.50	35	3,150
RIO	140118P00037500	Expiration: January 2014, Exercise Price: $37.50	36	5,760
		Royal Gold, Inc.
RGLD	130119P00060000	Expiration: January 2013, Exercise Price: $60.00	4	10
RGLD	130119P00062500	Expiration: January 2013, Exercise Price: $62.50	4	10
RGLD	140118P00060000	Expiration: January 2014, Exercise Price: $60.00	52	16,900
RGLD	140118P00075000	Expiration: January 2014, Exercise Price: $75.00	25	21,125
		Vale SA
VALE	130119P00025000	Expiration: January 2013, Exercise Price: $25.00	55	22,275
VALE	140118P00018000	Expiration: January 2014, Exercise Price: $18.00	60	9,480
				471,861
		Miscellaneous Manufacturing
		3M Co.
MMM	130119P00065000	Expiration: January 2013, Exercise Price: $65.00	10	15
MMM	130119P00067500	Expiration: January 2013, Exercise Price: $67.50	23	34
MMM	140118P00080000	Expiration: January 2014, Exercise Price: $80.00	10	4,025
		International Game Technology
IGT	130119P00011000	Expiration: January 2013, Exercise Price: $11.00	95	238
IGT	130119P00012500	Expiration: January 2013, Exercise Price: $12.50	118	885
IGT	130119P00015000	Expiration: January 2013, Exercise Price: $15.00	81	8,100
IGT	140118P00010000	Expiration: January 2014, Exercise Price: $10.00	104	6,240
IGT	140118P00013000	Expiration: January 2014, Exercise Price: $13.00	63	10,080
IGT	150117P00010000	Expiration: January 2015, Exercise Price: $10.00	20	2,400
				32,017
		Motion Picture and Sound Recording Industries
		DreamWorks Animation SKG, Inc. — Class A
DWA	130316P00017500	Expiration: March 2013, Exercise Price: $17.50	215	35,475
DWA	130622P00015000	Expiration: June 2013, Exercise Price: $15.00	125	12,187
DWA	130622P00017500	Expiration: June 2013, Exercise Price: $17.50	9	1,980
				49,642

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS The Multi-Disciplinary Portfolio Portfolio of Options Written — December 31, 2012 — (Continued)

	Identifier		Contracts*	Value

		Motor Vehicle and Parts Dealers
		AutoNation, Inc.
AN	130420P00039000	Expiration: April 2013, Exercise Price: $39.00	120	$26,100
AN	130720P00038000	Expiration: July 2013, Exercise Price: $38.00	30	8,400
				34,500
		Non-Store Retailers
		eBay, Inc.
EBAY	130119P00025000	Expiration: January 2013, Exercise Price: $25.00	60	90
EBAY	130119P00043000	Expiration: January 2013, Exercise Price: $43.00	2	32
EBAY	140118P00045000	Expiration: January 2014, Exercise Price: $45.00	2	870
		Sotheby’s
BID	130119P00025000	Expiration: January 2013, Exercise Price: $25.00	55	275
BID	130119P00030000	Expiration: January 2013, Exercise Price: $30.00	45	1,125
BID	140118P00023000	Expiration: January 2014, Exercise Price: $23.00	133	19,285
				21,677
		Oil and Gas and Consumable Fuels
		PetroChina Company Ltd. — ADR
PTR	130119P00115000	Expiration: January 2013, Exercise Price: $115.00	14	140
PTR	130119P00125000	Expiration: January 2013, Exercise Price: $125.00	16	200
				340
		Oil and Gas Extraction
		Canadian Natural Resources Ltd.
CNQ	130119P00030000	Expiration: January 2013, Exercise Price: $30.00	78	11,310
CNQ	130119P00031000	Expiration: January 2013, Exercise Price: $31.00	13	2,925
CNQ	130119P00033000	Expiration: January 2013, Exercise Price: $33.00	26	10,790
CNQ	140118P00025000	Expiration: January 2014, Exercise Price: $25.00	36	8,550
CNQ	140118P00028000	Expiration: January 2014, Exercise Price: $28.00	25	9,000
CNQ	140118P00030000	Expiration: January 2014, Exercise Price: $30.00	3	1,410
		Cenovus Energy Inc.
CVE	130316P00030000	Expiration: March 2013, Exercise Price: $30.00	100	5,750
		CNOOC Ltd. — ADR
CEO	130316P00180000	Expiration: March 2013, Exercise Price: $180.00	22	1,925
		Encana Corporation
ECA	130119P00017500	Expiration: January 2013, Exercise Price: $17.50	205	1,025
ECA	130119P00025000	Expiration: January 2013, Exercise Price: $25.00	13	6,825
ECA	140118P00018000	Expiration: January 2014, Exercise Price: $18.00	50	10,750
ECA	140118P00020000	Expiration: January 2014, Exercise Price: $20.00	31	9,920
ECA	140118P00022000	Expiration: January 2014, Exercise Price: $22.00	5	2,225

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS The Multi-Disciplinary Portfolio Portfolio of Options Written — December 31, 2012 — (Continued)

	Identifier		Contracts*	Value

		Oil and Gas Extraction — (Continued)
		EXCO Resources, Inc.
XCO	130316P00006000	Expiration: March 2013, Exercise Price: $6.00	250	$7,500
		Imperial Oil Ltd.
IMO	130518P00040000	Expiration: May 2013, Exercise Price: $40.00	90	13,500
		Occidental Petroleum Corporation
OXY	140118P00055000	Expiration: January 2014, Exercise Price: $55.00	91	24,525
OXY	140118P00075000	Expiration: January 2014, Exercise Price: $75.00	7	6,352
		Penn West Petroleum Ltd.
PWE	130316P00013000	Expiration: March 2013, Exercise Price: $13.00	60	13,500
PWE	130622P00012000	Expiration: June 2013, Exercise Price: $12.00	65	12,350
		Petroleo Brasileiro S.A. — ADR
PBR	130119P00023000	Expiration: January 2013, Exercise Price: $23.00	41	15,067
PBR	130119P00025000	Expiration: January 2013, Exercise Price: $25.00	101	57,065
PBR	130119P00035000	Expiration: January 2013, Exercise Price: $35.00	8	12,500
		SandRidge Energy Inc.
SD	140118P00005000	Expiration: January 2014, Exercise Price: $5.00	900	72,900
		Sasol Ltd. — ADR
SSL	130316P00040000	Expiration: March 2013, Exercise Price: $40.00	75	6,375
SSL	130622P00040000	Expiration: June 2013, Exercise Price: $40.00	54	11,880
		StatoilHydro ASA — ADR
STO	130119P00022500	Expiration: January 2013, Exercise Price: $22.50	24	120
STO	130420P00022500	Expiration: April 2013, Exercise Price: $22.50	50	1,625
STO	130720P00022500	Expiration: July 2013, Exercise Price: $22.50	88	8,140
		Suncor Energy, Inc.
SU	130119P00028000	Expiration: January 2013, Exercise Price: $28.00	9	59
SU	130119P00030000	Expiration: January 2013, Exercise Price: $30.00	6	90
SU	130119P00032000	Expiration: January 2013, Exercise Price: $32.00	85	3,867
SU	140118P00025000	Expiration: January 2014, Exercise Price: $25.00	12	1,638
SU	140118P00030000	Expiration: January 2014, Exercise Price: $30.00	70	20,265
		Total SA — ADR
TOT	130119P00045000	Expiration: January 2013, Exercise Price: $45.00	84	630
TOT	140118P00040000	Expiration: January 2014, Exercise Price: $40.00	14	2,100
TOT	140118P00042500	Expiration: January 2014, Exercise Price: $42.50	16	3,160
TOT	140118P00045000	Expiration: January 2014, Exercise Price: $45.00	7	1,872
		WPX Energy Inc.
WPX	130119P00015000	Expiration: January 2013, Exercise Price: $15.00	141	8,108
WPX	140118P00012500	Expiration: January 2014, Exercise Price: $12.50	100	13,750
WPX	140118P00015000	Expiration: January 2014, Exercise Price: $15.00	114	28,785
				430,128

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS The Multi-Disciplinary Portfolio Portfolio of Options Written — December 31, 2012 — (Continued)

	Identifier		Contracts*	Value

		Performing Arts, Spectator Sports, and Related Industries
		The Madison Square Garden Company
MSG	130216P00037000	Expiration: February 2013, Exercise Price: $37.00	2	$15
		Petroleum and Coal Products Manufacturing
		Exxon Mobile Corporation
XOM	130119P00085000	Expiration: January 2013, Exercise Price: $85.00	2	177
XOM	140118P00082500	Expiration: January 2014, Exercise Price: $82.50	20	11,900
XOM	140118P00087500	Expiration: January 2014, Exercise Price: $87.50	1	823
				12,900
		Pharmaceutical and Biotechnology
		Novartis AG — ADR
NVS	130119P00047500	Expiration: January 2013, Exercise Price: $47.50	22	55
NVS	130119P00050000	Expiration: January 2013, Exercise Price: $50.00	20	50
NVS	130119P00052500	Expiration: January 2013, Exercise Price: $52.50	30	75
NVS	140118P00050000	Expiration: January 2014, Exercise Price: $50.00	15	1,613
		Sanofi — ADR
SNY	130316P00040000	Expiration: March 2013, Exercise Price: $40.00	35	787
SNY	130622P00040000	Expiration: June 2013, Exercise Price: $40.00	25	2,375
SNY	130622P00041000	Expiration: June 2013, Exercise Price: $41.00	5	550
				5,505
		Pipeline Transportation
		The Williams Companies, Inc.
WMB1	130119P00020000	Expiration: January 2013, Exercise Price: $20.00	80	120
WMB1	130119P00025000	Expiration: January 2013, Exercise Price: $25.00	15	38
WMB	130216P00025000	Expiration: February 2013, Exercise Price: $25.00	65	325
				483
		Primary Metal Manufacturing
		Commercial Metals Company
CMC	130316P00012000	Expiration: March 2013, Exercise Price: $12.00	230	3,450
		Mueller Industries, Inc.
MLI	130316P00045000	Expiration: March 2013, Exercise Price: $45.00	15	1,500
				4,950
		Professional, Scientific, and Technical Services
		Automatic Data Processing, Inc.
ADP	130119P00050000	Expiration: January 2013, Exercise Price: $50.00	32	160
ADP	140118P00050000	Expiration: January 2014, Exercise Price: $50.00	52	12,740
ADP	140118P00052500	Expiration: January 2014, Exercise Price: $52.50	3	975

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS The Multi-Disciplinary Portfolio Portfolio of Options Written — December 31, 2012 — (Continued)

	Identifier		Contracts*	Value

		Professional, Scientific, and Technical Services — (Continued)
		Charles River Laboratories International, Inc.
CRL	130518P00030000	Expiration: May 2013, Exercise Price: $30.00	90	$5,400
CRL	130817P00030000	Expiration: August 2013, Exercise Price: $30.00	50	5,000
				24,275
		Publishing Industries (except Internet)
		News Corporation — Class A
NWSA	130119P00017500	Expiration: January 2013, Exercise Price: $17.50	225	562
NWSA	140118P00022000	Expiration: January 2014, Exercise Price: $22.00	84	11,550
				12,112
		Rail Transportation
		Canadian National Railway Company
CNI	130119P00075000	Expiration: January 2013, Exercise Price: $75.00	6	30
CNI	130420P00080000	Expiration: April 2013, Exercise Price: $80.00	62	5,270
CNI	130720P00085000	Expiration: July 2013, Exercise Price: $85.00	2	625
		Canadian Pacific Railway Limited
CP	130316P00075000	Expiration: March 2013, Exercise Price: $75.00	15	300
CP	130622P00075000	Expiration: June 2013, Exercise Price: $75.00	19	1,567
CP	130622P00090000	Expiration: June 2013, Exercise Price: $90.00	20	5,900
		CSX Corporation
CSX	130119P00020000	Expiration: January 2013, Exercise Price: $20.00	178	9,701
CSX	140118P00017500	Expiration: January 2014, Exercise Price: $17.50	69	9,867
CSX	140118P00020000	Expiration: January 2014, Exercise Price: $20.00	45	11,498
		Norfolk Southern Corporation
NSC	130119P00062500	Expiration: January 2013, Exercise Price: $62.50	15	2,325
NSC	130119P00065000	Expiration: January 2013, Exercise Price: $65.00	32	10,880
NSC	130119P00070000	Expiration: January 2013, Exercise Price: $70.00	6	4,920
NSC	140118P00057500	Expiration: January 2014, Exercise Price: $57.50	22	11,330
NSC	140118P00065000	Expiration: January 2014, Exercise Price: $65.00	15	13,575
		Union Pacific Corporation
UNP	130119P00090000	Expiration: January 2013, Exercise Price: $90.00	4	6
UNP	130119P00097500	Expiration: January 2013, Exercise Price: $97.50	7	31
UNP	130119P00100000	Expiration: January 2013, Exercise Price: $100.00	26	156
UNP	140118P00095000	Expiration: January 2014, Exercise Price: $95.00	11	4,730
UNP	140118P00100000	Expiration: January 2014, Exercise Price: $100.00	5	2,688
				95,399

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS The Multi-Disciplinary Portfolio Portfolio of Options Written — December 31, 2012 — (Continued)

	Identifier		Contracts*	Value

		Real Estate
		Boston Properties, Inc.
BXP	130119P00077500	Expiration: January 2013, Exercise Price: $77.50	2	$15
		CBRE Group, Inc. — Class A
CBG	130316P00014000	Expiration: March 2013, Exercise Price: $14.00	60	450
		General Growth Properties, Inc.
GGP	130119P00015000	Expiration: January 2013, Exercise Price: $15.00	90	135
		Vornado Realty Trust — REIT
VNO	130119P00069000	Expiration: January 2013, Exercise Price: $69.00	11	83
VNO	140118P00079000	Expiration: January 2014, Exercise Price: $79.00	1	765
		Washington — REIT
WRE	130119P00025000	Expiration: January 2013, Exercise Price: $25.00	30	375
				1,823
		Restaurants
		The Wendy’s Company
WEN	130119P00005000	Expiration: January 2013, Exercise Price: $5.00	750	22,500
WEN	130216P00005000	Expiration: February 2013, Exercise Price: $5.00	170	5,950
WEN	130518P00004000	Expiration: May 2013, Exercise Price: $4.00	200	1,500
				29,950
		Satellite Telecommunications
		DISH Network Corp. — Class A
DISH	130119P00025000	Expiration: January 2013, Exercise Price: $25.00	25	63
DISH	140118P00029000	Expiration: January 2014, Exercise Price: $29.00	3	787
				850
		Securities, Commodity Contracts, and Other Financial Investments
		and Related Activities
		CBOE Holdings Inc.
CBOE	130119P00024250	Expiration: January 2013, Exercise Price: $24.25	122	610
CBOE	140118P00024250	Expiration: January 2014, Exercise Price: $24.25	33	2,970
CBOE	140118P00026250	Expiration: January 2014, Exercise Price: $26.25	82	12,505
		The Charles Schwab Corporation
SCHW	130119P00010000	Expiration: January 2013, Exercise Price: $10.00	50	125
SCHW	130119P00012500	Expiration: January 2013, Exercise Price: $12.50	201	503
SCHW	130119P00015000	Expiration: January 2013, Exercise Price: $15.00	50	4,000
SCHW	140118P00012000	Expiration: January 2014, Exercise Price: $12.00	110	9,625

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS The Multi-Disciplinary Portfolio Portfolio of Options Written — December 31, 2012 — (Continued)

	Identifier		Contracts*	Value

		Securities, Commodity Contracts, and Other Financial Investments
		and Related Activities — (Continued)
		CME Group Inc.
CME	130119P00044000	Expiration: January 2013, Exercise Price: $44.00	10	$100
CME	130119P00048000	Expiration: January 2013, Exercise Price: $48.00	40	1,300
CME	130119P00052000	Expiration: January 2013, Exercise Price: $52.00	30	5,550
CME	140118P00042000	Expiration: January 2014, Exercise Price: $42.00	28	7,770
CME	140118P00048000	Expiration: January 2014, Exercise Price: $48.00	10	4,900
CME	140118P00052000	Expiration: January 2014, Exercise Price: $52.00	2	1,360
		Interactive Brokers Group, Inc. — Class A
IBKR	130119P00012210	Expiration: January 2013, Exercise Price: $12.21	50	125
IBKR	140118P00012000	Expiration: January 2014, Exercise Price: $12.00	250	15,000
		Invesco Ltd.
IVZ	130119P00019000	Expiration: January 2013, Exercise Price: $19.00	55	413
IVZ	130420P00023000	Expiration: April 2013, Exercise Price: $23.00	47	2,467
IVZ	130720P00022000	Expiration: July 2013, Exercise Price: $22.00	110	9,075
				78,398
		Support Activities for Mining
		Halliburton Company
HAL	130119P00032000	Expiration: January 2013, Exercise Price: $32.00	11	275
HAL	130119P00035000	Expiration: January 2013, Exercise Price: $35.00	70	7,420
HAL	140118P00030000	Expiration: January 2014, Exercise Price: $30.00	80	22,200
				29,895
		Support Activities for Transportation
		The Brink’s Company
BCO	130316P00025000	Expiration: March 2013, Exercise Price: $25.00	150	7,125
		Expeditors International of Washington, Inc.
EXPD	130119P00037500	Expiration: January 2013, Exercise Price: $37.50	78	1,755
EXPD	130119P00040000	Expiration: January 2013, Exercise Price: $40.00	53	5,565
				14,445
		Telecommunications
		DIRECTV
DTV	140118P00050000	Expiration: January 2014, Exercise Price: $50.00	2	1,050

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS The Multi-Disciplinary Portfolio Portfolio of Options Written — December 31, 2012 — (Continued)

	Identifier		Contracts*	Value

		Telecommunications— (Continued)
		Vodafone Group PLC — ADR
VOD1	130119P00022500	Expiration: January 2013, Exercise Price: $22.50	45	$112
VOD	130119P00023000	Expiration: January 2013, Exercise Price: $23.00	49	123
VOD	130119P00025000	Expiration: January 2013, Exercise Price: $25.00	43	1,290
VOD1	130119P00025000	Expiration: January 2013, Exercise Price: $25.00	25	375
VOD	130119P00026000	Expiration: January 2013, Exercise Price: $26.00	3	277
VOD	140118P00023000	Expiration: January 2014, Exercise Price: $23.00	51	8,160
				11,387
		Transportation Equipment Manufacturing
		The Boeing Company
BA	130119P00065000	Expiration: January 2013, Exercise Price: $65.00	5	50
BA	130119P00067500	Expiration: January 2013, Exercise Price: $67.50	19	285
BA	130119P00070000	Expiration: January 2013, Exercise Price: $70.00	7	196
BA	130216P00067500	Expiration: February 2013, Exercise Price: $67.50	2	111
BA	140118P00062500	Expiration: January 2014, Exercise Price: $62.50	31	10,462
BA	140118P00065000	Expiration: January 2014, Exercise Price: $65.00	4	1,610
BA	140118P00070000	Expiration: January 2014, Exercise Price: $70.00	12	6,810
BA	140118P00072500	Expiration: January 2014, Exercise Price: $72.50	1	673
		Federal-Mogul Corporation
FDML	130119P00007500	Expiration: January 2013, Exercise Price: $7.50	165	3,300
FDML	130420P00010000	Expiration: April 2013, Exercise Price: $10.00	180	44,100
		General Dynamics Corporation
GD	130119P00062500	Expiration: January 2013, Exercise Price: $62.50	22	770
GD	130119P00065000	Expiration: January 2013, Exercise Price: $65.00	30	1,800
GD	140118P00057500	Expiration: January 2014, Exercise Price: $57.50	20	6,200
GD	140118P00060000	Expiration: January 2014, Exercise Price: $60.00	10	3,700
		Honda Motor Co., LTD. — ADR
HMC	130720P00030000	Expiration: July 2013, Exercise Price: $30.00	80	6,400
		Lear Corporation
LEA	130316P00035000	Expiration: March 2013, Exercise Price: $35.00	30	225
		Oshkosh Corporation
OSK	130119P00019000	Expiration: January 2013, Exercise Price: $19.00	20	200
OSK	130119P00020000	Expiration: January 2013, Exercise Price: $20.00	75	375
OSK	130119P00025000	Expiration: January 2013, Exercise Price: $25.00	85	425

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS The Multi-Disciplinary Portfolio Portfolio of Options Written — December 31, 2012 — (Continued)

	Identifier		Contracts*	Value

		Transportation Equipment
		Manufacturing — (Continued)
		Toyota Motor Corporation — ADR
TM	130119P00067500	Expiration: January 2013, Exercise Price: $67.50	21	$32
TM	130119P00070000	Expiration: January 2013, Exercise Price: $70.00	11	33
TM	130119P00072500	Expiration: January 2013, Exercise Price: $72.50	10	25
TM	140118P00070000	Expiration: January 2014, Exercise Price: $70.00	16	3,328
TM	140118P00075000	Expiration: January 2014, Exercise Price: $75.00	14	4,242
				95,352
		U.S. Equity Exchanges
		The NASDAQ OMX Group, Inc.
NDAQ	130119P00022000	Expiration: January 2013, Exercise Price: $22.00	55	275
NDAQ	130119P00024000	Expiration: January 2013, Exercise Price: $24.00	32	640
NDAQ	130119P00025000	Expiration: January 2013, Exercise Price: $25.00	66	3,465
NDAQ	140118P00020000	Expiration: January 2014, Exercise Price: $20.00	30	3,525
		NYSE Euronext
NYX	140118P00023000	Expiration: January 2014, Exercise Price: $23.00	74	3,293
NYX	140118P00025000	Expiration: January 2014, Exercise Price: $25.00	4	308
				11,506
		Utilities
		Cadiz Inc.
CDZI	130518P00007500	Expiration: May 2013, Exercise Price: $7.50	285	27,788
		FirstEnergy Corp.
FE	130119P00035000	Expiration: January 2013, Exercise Price: $35.00	10	25
FE	130119P00038000	Expiration: January 2013, Exercise Price: $38.00	28	70
FE	130119P00040000	Expiration: January 2013, Exercise Price: $40.00	45	562
FE	130119P00043000	Expiration: January 2013, Exercise Price: $43.00	31	4,340
FE	140118P00040000	Expiration: January 2014, Exercise Price: $40.00	13	4,355
		Huaneng Power International, Inc. — ADR
HNP	130216P00025000	Expiration: February 2013, Exercise Price: $25.00	10	50
		National Grid PLC — ADR
NGG	130316P00050000	Expiration: March 2013, Exercise Price: $50.00	20	450
NGG	130622P00050000	Expiration: June 2013, Exercise Price: $50.00	32	2,240

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS The Multi-Disciplinary Portfolio Portfolio of Options Written — December 31, 2012 — (Continued)

	Identifier		Contracts*	Value

		Utilities— (Continued)
		Utilities Select Sector SPDR Fund
XLU	130119P00030000	Expiration: January 2013, Exercise Price: $30.00	30	$45
XLU	130119P00031000	Expiration: January 2013, Exercise Price: $31.00	12	24
XLU	130119P00032000	Expiration: January 2013, Exercise Price: $32.00	50	150
		Veolia Environnement — ADR
VE	130119P00010000	Expiration: January 2013, Exercise Price: $10.00	25	312
VE	130420P00010000	Expiration: April 2013, Exercise Price: $10.00	380	11,400
				51,811
		Waste Management and Remediation Services
		Republic Services, Inc.
RSG	130119P00025000	Expiration: January 2013, Exercise Price: $25.00	42	210
RSG	130420P00025000	Expiration: April 2013, Exercise Price: $25.00	50	750
		Waste Management, Inc.
WM	130119P00030000	Expiration: January 2013, Exercise Price: $30.00	83	208
WM	140118P00025000	Expiration: January 2014, Exercise Price: $25.00	35	2,188
WM	140118P00030000	Expiration: January 2014, Exercise Price: $30.00	57	9,547
				12,903
		TOTAL PUT OPTIONS WRITTEN
		(premiums received $5,091,981)		$2,635,228

* — 100 Shares Per Contract.
ADR — American Depository Receipt.
ETF — Exchange Traded Fund.
REIT — Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS The Multi-Disciplinary Portfolio Portfolio of Securities Sold Short — December 31, 2012

Identifier	WARRANTS	Shares	Value

	Insurance Carriers and Related Activities
AIG	American International Group, Inc.	42,500	$586,500
	TOTAL SECURITIES SOLD SHORT
	(proceeds ($596,717))		$586,500

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS Statements of Assets & Liabilities December 31, 2012

	The Internet	The Global
	Portfolio	Portfolio
ASSETS:
Investments, at value (1)(2)	$178,794,265	$7,785,040
Foreign currencies, at value (3)	—	49
Cash	10,101,989	1,647
Receivable for contributed capital	510,784	1,038
Receivable for investments sold	28,382	—
Dividends and interest receivable	17,221	6,794
Other accounts receivable	99,877	—
Other assets	8,472	588
Total Assets	189,560,990	7,795,156
LIABILITIES:
Payable to Adviser	164,601	6,785
Payable to Trustees and Officers	2,836	117
Payable for securities purchased	842,235	—
Payable for collateral received for securities loaned	31,348,658	1,239,466
Payable for withdrawn capital	459,388	268
Accrued expenses and other liabilities	31,824	11,111
Total Liabilities	32,849,542	1,257,747
Net Assets	$156,711,448	$6,537,409
(1) Cost of investments	$140,806,988	$7,146,108
(2) Includes loaned securities with a market value of	$30,785,147	$1,211,561
(3) Cost of foreign currencies	$—	$46

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS Statements of Assets & Liabilities — (Continued) December 31, 2012

	The Paradigm	The Medical
	Portfolio	Portfolio
ASSETS:
Investments, at value (1)(2)	$1,025,962,250	$23,325,481
Cash	437,630	—
Receivable for contributed capital	10,102,454	36,521
Dividends and interest receivable	137,424	18,436
Other assets	80,926	4,769
Total Assets	1,036,720,684	23,385,207
LIABILITIES:
Payable to Adviser	919,527	18,619
Payable to Trustees and Officers	19,958	423
Payable for securities purchased	35,837	—
Payable for collateral received for securities loaned	150,222,140	6,008,866
Payable for withdrawn capital	2,119,926	37,022
Accrued expenses and other liabilities	152,347	11,361
Total Liabilities	153,469,735	6,076,291
Net Assets	$883,250,949	$17,308,916
(1) Cost of investments	$979,826,256	$24,502,584
(2) Includes loaned securities with a market value of	$147,507,721	$5,764,136

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS Statements of Assets & Liabilities — (Continued) December 31, 2012

	The Small Cap	The Market
	Opportunities	Opportunities
	Portfolio	Portfolio
ASSETS:
Investments, at value (1)(2)	$98,557,747	$54,237,723
Cash	—	2,081
Receivable for contributed capital	35,400	307
Receivable for investments sold	108,621	32,271
Dividends and interest receivable	46,707	12,747
Other accounts receivable	20,977	—
Other assets	4,983	3,374
Total Assets	98,774,435	54,288,503
LIABILITIES:
Payable to Adviser	85,323	45,471
Payable to Trustees and Officers	1,898	1,004
Payable for securities purchased	—	11,920
Payable for collateral received for securities loaned	16,943,635	10,527,196
Payable for withdrawn capital	133,174	47,195
Accrued expenses and other liabilities	22,422	17,180
Total Liabilities	17,186,452	10,649,966
Net Assets	$81,587,983	$43,638,537
(1) Cost of investments	$88,833,400	$50,381,650
(2) Includes loaned securities with a market value of	$16,297,935	$10,330,222

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Statements of Assets & Liabilities — (Continued)
December 31, 2012

	The Water	The Multi-
	Infrastructure	Disciplinary
	Portfolio	Portfolio
ASSETS:
Investments, at value (1)(2)	$2,664,200	$61,654,716
Deposits from securities sold short	—	588,625
Cash	8,426,681	6,020
Receivable for contributed capital	17,756	827,786
Receivable for investments sold	1,412,887	1,170,430
Dividends and interest receivable	45,260	613,884
Other assets	314	952
Total Assets	12,567,098	64,862,413
LIABILITIES:
Written options, at value (3)	300,901	2,635,228
Securities sold short, at value (4)	—	586,500
Payable to Adviser	11,728	60,071
Payable to Trustees and Officers	278	1,090
Payable for securities purchased	1,436,621	20,634
Payable for collateral received for securities loaned	—	1,896,215
Payable for withdrawn capital	12,124	88,726
Accrued expenses and other liabilities	10,108	23,066
Total Liabilities	1,771,760	5,311,530
Net Assets	$10,795,338	$59,550,883
(1) Cost of investments	$2,714,513	$62,771,072
(2) Includes loaned securities with a market value of	$—	$1,849,017
(3) Premiums received	$301,071	$5,091,981
(4) Short sale proceeds	$—	$596,717

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Statements of Operations
For the Year Ended December 31, 2012

	The Internet	The Global
	Portfolio	Portfolio
INVESTMENT INCOME:
Dividends†	$1,741,287	$98,582
Interest	563	70
Income from securities lending	74,807	23,146
Total investment income	1,816,657	121,798
EXPENSES:
Investment advisory fees	1,485,178	70,124
Administration fees	57,178	2,701
Professional fees	18,687	8,268
Fund accounting fees	31,057	8,913
Trustees’ and Officers’ fees and expenses	13,239	609
Custodian fees and expenses	17,516	8,660
Other expenses	4,544	196
Total expenses	1,627,399	99,471
Net investment income	189,258	22,327
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on:
Investments and foreign currency	4,840,072	105,224
Net change in unrealized appreciation of:
Investments and foreign currency	19,951,987	1,012,392
Net gain on investments	24,792,059	1,117,616
Net increase in net assets resulting from operations	$24,981,317	$1,139,943
† Net of foreign taxes withheld of:	$14,404	$6,300

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Statements of Operations — (Continued)
For the Year Ended December 31, 2012

	The Paradigm	The Medical
	Portfolio	Portfolio
INVESTMENT INCOME:
Dividends†	$12,035,853	$541,218
Interest	529,669	88
Income from securities lending	3,632,144	42,031
Total investment income	16,197,666	583,337
EXPENSES:
Investment advisory fees	10,880,449	239,026
Administration fees	418,959	9,394
Professional fees	90,847	9,626
Fund accounting fees	198,518	7,199
Trustees’ and Officers’ fees and expenses	98,914	2,205
Custodian fees and expenses	79,156	5,887
Other expenses	43,518	1,164
Total expenses	11,810,361	274,501
Net investment income	4,387,305	308,836
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on:
Investments and foreign currency	37,914,543	524,454
Realized gain distributions received from other
investment companies	719,971	—
Net change in unrealized appreciation of:
Investments and foreign currency	132,659,116	852,320
Net gain on investments	171,293,630	1,376,774
Net increase in net assets resulting from operations	$175,680,935	$1,685,610
† Net of foreign taxes withheld of:	$335,319	$21,374

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Statements of Operations — (Continued)
For the Year Ended December 31, 2012

	The Small Cap	The Market
	Opportunities	Opportunities
	Portfolio	Portfolio
INVESTMENT INCOME:
Dividends†	$1,353,030	$772,804
Interest	114	558
Income from securities lending	73,556	54,582
Total investment income	1,426,700	827,944
EXPENSES:
Investment advisory fees	1,046,412	553,511
Administration fees	40,505	21,490
Professional fees	15,737	12,075
Fund accounting fees	22,433	15,010
Trustees’ and Officers’ fees and expenses	9,490	5,153
Custodian fees and expenses	62,871	22,727
Other expenses	4,214	1,906
Total expenses	1,201,662	631,872
Net investment income	225,038	196,072
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on:
Investments and foreign currency	7,738,904	4,863,610
Realized gain distributions received from other
investment companies	97,600	—
Net change in unrealized appreciation of:
Investments and foreign currency	12,110,059	2,198,782
Net gain on investments	19,946,563	7,062,392
Net increase in net assets resulting from operations	$20,171,601	$7,258,464
† Net of foreign taxes withheld of:	$15,392	$33,081

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Statements of Operations — (Continued)
For the Year Ended December 31, 2012

	The Water	The Multi-
	Infrastructure	Disciplinary
	Portfolio	Portfolio
INVESTMENT INCOME:
Dividends†	$5,437	$62,881
Interest	395,091	1,912,314
Income from securities lending	1,533	5,254
Total investment income	402,061	1,980,449
EXPENSES:
Investment advisory fees	144,627	529,233
Administration fees	5,619	21,742
Professional fees	9,804	12,436
Fund accounting fees	4,450	32,986
Trustees’ and Officers’ fees and expenses	1,303	4,789
Custodian fees and expenses	5,687	10,200
Other expenses	652	1,193
Total expenses	172,142	612,579
Net investment income	229,919	1,367,870
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments and foreign currency	(587,722)	(534,647)
Written option contracts expired or closed	902,706	1,725,872
Realized gain distributions received from other
investment companies	36	—
Net change in unrealized appreciation (depreciation) of:
Investments and foreign currency	679,719	218,529
Written option contracts	(71,418)	2,521,424
Securities sold short	—	10,217
Net gain on investments	923,321	3,941,395
Net increase in net assets resulting from operations	$1,153,240	$5,309,265
† Net of foreign taxes withheld of:	$331	$—

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Statements of Changes in Net Assets

	The Internet Portfolio		The Global Portfolio
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
OPERATIONS:
Net investment income (loss)	$189,258	$(503,694)	$22,327	$31,333
Net realized gain (loss) on sale of investments and foreign currency	4,840,072	27,594,634	105,224	(78,538)
Net change in unrealized appreciation (depreciation) of investments and foreign currency	19,951,987	(28,538,710)	1,012,392	(941,649)
Net increase (decrease) in net assets resulting from operations	24,981,317	(1,447,770)	1,139,943	(988,854)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM BENEFICIAL INTEREST TRANSACTIONS:
Contributions	40,015,908	4,063,222	2,922,314	2,103,045
Withdrawals	(13,342,552)	(12,825,630)	(1,645,472)	(2,296,401)
Net increase (decrease) in net assets resulting from beneficial interest transactions	26,673,356	(8,762,408)	1,276,842	(193,356)
Total increase (decrease) in net assets	51,654,673	(10,210,178)	2,416,785	(1,182,210)
NET ASSETS:
Beginning of year	105,056,775	115,266,953	4,120,624	5,302,834
End of year	$156,711,448	$105,056,775	$6,537,409	$4,120,624

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Statements of Changes in Net Assets — (Continued)

	The Paradigm Portfolio		The Medical Portfolio
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
OPERATIONS:
Net investment income	$4,387,305	$4,195,125	$308,836	$252,935
Net realized gain on sale of investments, foreign currency and distributions received from other investment companies	38,634,514	218,218,507	524,454	3,620,097
Net change in unrealized appreciation (depreciation) of investments and foreign currency	132,659,116	(376,870,337)	852,320	(2,712,697)
Net increase (decrease) in net assets resulting from operations	175,680,935	(154,456,705)	1,685,610	1,160,335
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM BENEFICIAL INTEREST TRANSACTIONS:
Contributions	52,951,684	9,416,012	486,550	4,518,994
Withdrawals	(190,008,480)	(257,783,279)	(5,069,761)	(16,164,992)
Net decrease in net assets resulting from beneficial interest transactions	(137,056,796)	(248,367,267)	(4,583,211)	(11,645,998)
Total increase (decrease) in net assets	38,624,139	(402,823,972)	(2,897,601)	(10,485,663)
NET ASSETS:
Beginning of year	844,626,810	1,247,450,782	20,206,517	30,692,180
End of year	$883,250,949	$844,626,810	$17,308,916	$20,206,517

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Statements of Changes in Net Assets — (Continued)

	The Small Cap		The Market
	Opportunities Portfolio		Opportunities Portfolio
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
OPERATIONS:
Net investment income	$225,038	$34,452	$196,072	$149,424
Net realized gain on sale of investments, foreign currency and distributions received from other investment companies	7,836,504	18,650,400	4,863,610	2,024,778
Net change in unrealized appreciation (depreciation) of investments and foreign currency	12,110,059	(32,965,432)	2,198,782	(5,577,434)
Net increase (decrease) in net assets resulting from operations	20,171,601	(14,280,580)	7,258,464	(3,403,232)
NET DECREASE IN NET ASSETS RESULTING FROM BENEFICIAL INTEREST TRANSACTIONS:
Contributions	355,647	—	104,996	1,948,555
Withdrawals	(21,968,834)	(57,834,003)	(6,941,845)	(13,857,653)
Net decrease in net assets resulting from beneficial interest transactions	(21,613,187)	(57,834,003)	(6,836,849)	(11,909,098)
Total increase (decrease) in net assets	(1,441,586)	(72,114,583)	421,615	(15,312,330)
NET ASSETS:
Beginning of year	83,029,569	155,144,152	43,216,922	58,529,252
End of year	$81,587,983	$83,029,569	$43,638,537	$43,216,922

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Statements of Changes in Net Assets — (Continued)

	The Water		The Multi-
	Infrastructure Portfolio		Disciplinary Portfolio
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
`	2012	2011	2012	2011
OPERATIONS:
Net investment income	$229,919	$256,592	$1,367,870	$1,228,473
Net realized gain (loss) on sale of investments, foreign currency, written options and distributions received from other investment companies	315,020	800,699	1,191,225	(56,968)
Net change in unrealized appreciation (depreciation) of investments,foreign currency, written options and securities sold short	608,301	(1,848,377)	2,750,170	(1,646,091)
Net increase (decrease) in net assets resulting from operations	1,153,240	(791,086)	5,309,265	(474,586)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM BENEFICIAL INTEREST TRANSACTIONS:
Contributions	2,343,426	1,421,834	34,091,278	21,350,865
Withdrawals	(6,080,519)	(11,474,644)	(3,583,117)	(1,350,871)
Net increase (decrease) in net assets resulting from beneficial interest transactions	(3,737,093)	(10,052,810)	30,508,161	19,999,994
Total increase (decrease) in net assets	(2,583,853)	(10,843,896)	35,817,426	19,525,408
NET ASSETS:
Beginning of year	13,379,191	24,223,087	23,733,457	4,208,049
End of year	$10,795,338	$13,379,191	$59,550,883	$23,733,457

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements
December 31, 2012

1.        Organization

The Kinetics Portfolios Trust (the “Trust”) was organized as a Delaware Statutory Trust on March 14, 2000 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company issuing its beneficial interests in series, each series representing a distinct portfolio with its own investment objective and policies. The series currently authorized are: The Internet Portfolio, The Global Portfolio, The Paradigm Portfolio, The Medical Portfolio, The Small Cap Opportunities Portfolio, The Market Opportunities Portfolio, The Water Infrastructure Portfolio and The Multi-Disciplinary Portfolio (collectively, the “Master Portfolios”). Pursuant to the 1940 Act, the Master Portfolios, are “non-diversified” series of the Trust. The Market Opportunities Portfolio commenced operations on January 31, 2006, The Water Infrastructure Portfolio commenced operations on June 29, 2007 and The Multi-Disciplinary Portfolio commenced operations on February 11, 2008. Each of the remaining Master Portfolios commenced operations on April 28, 2000.

Each Master Portfolio is a Master Investment Portfolio in a master-feeder fund structure. Each Master Portfolio has multiple feeder funds invested in the Master Portfolio. By contributing assets to the Master Portfolio, the feeder funds receive a beneficial interest in the Master Portfolio. The Master Portfolio then invests the contributed assets in portfolio securities and allocates income, gains (losses) and expenses to the feeder funds based on the feeder funds’ proportionate interests in the Master Portfolio.

Each of the Master Portfolios, except for The Multi-Disciplinary Portfolio, seeks to provide investors with long-term capital growth. The Multi-Disciplinary Portfolio seeks to provide investors with total return. The Internet Portfolio invests primarily in the equity securities of U.S. and foreign companies engaged in the Internet and Internet-related activities. The Global Portfolio generally invests in the equity securities of foreign companies that have the ability to facilitate an increase in the growth of their traditional business lines and in U.S. companies benefiting from international economic growth. The Paradigm Portfolio invests primarily in the equity securities of U.S. and foreign companies that the investment adviser believes are undervalued and that have high returns on equity and are well positioned to reduce their costs, extend the reach of their distribution channels and experience significant growth in their assets or revenues. The Medical Portfolio invests primarily in the equity securities of U.S.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2012

and foreign companies engaged in medical research, pharmaceutical treatments and related medical technology industries and related technology industries, generally, with a focus on companies engaged in cancer research and drug development. The Small Cap Opportunities Portfolio invests primarily in the equity securities of U.S. and foreign small capitalized companies that provide attractive valuation opportunities due to special situations such as lack of institutional ownership, lack of significant analyst coverage or companies with sound fundamentals that have experienced a short-term earnings shortfall. The Market Opportunities Portfolio invests primarily in the equity securities of U.S. and foreign companies engaged in capital markets or related to capital markets, as well as companies involved in the gaming industry. The Water Infrastructure Portfolio invests primarily in securities and derivatives issued by U.S. and foreign companies engaged in water infrastructure and natural resources with a specific water theme and related activities. The Multi-Disciplinary Portfolio utilizes a two-part investment strategy, which includes fixed income and derivatives components.

2. Significant Accounting Policies

Security Valuation
Master Portfolio securities that are listed on a U.S. securities exchange for which market quotations are readily available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. All equity securities that are traded using the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) are valued using the NASDAQ Official Closing Price (“NOCP”). Foreign securities are valued by an independent pricing service. In the event market quotations are not readily available or if events occur that may materially affect the value of a particular security between the time trading ends on a particular security and the close of regular trading on the New York Stock Exchange (“NYSE”), “fair value” will be determined. Unlisted U.S. securities and listed U.S. securities not traded on the valuation date for which market quotations are readily available are valued at the last bid price. Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted thus providing a view across the entire U.S. options marketplace. Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2012

If the composite option price is not available, the mean between the highest bid and the lowest asked quotations at the close of the exchanges will be used. If none of the above are available, exchange traded options are valued at the last quoted sales price. Non-exchange traded options for which over-the-counter quotations are not readily available are valued at the mean of the current bid and asked prices. Fixed-income securities (other than obligations having a maturity of 60 days or less) are normally valued on the basis of quotes obtained from pricing services, which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Instruments with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other assets and securities for which no quotations are readily available (including restricted securities) will be valued in good faith at fair value using methods determined by the Board of Trustees of the Master Portfolios. In determining the fair value of a security, the Board of Trustees shall take into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of the portfolio manager of the Portfolios with respect to the valuation of the security; (v) whether the same or similar securities are held by other funds managed by the Advisor or other funds and the method used to price the security in those funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formula produced by third parties independent of the Advisor; (vii) the liquidity or illiquidity of the market for the security; and (viii) the value of a foreign security traded on other foreign markets. At December 31, 2012, 0.00%, 0.00% and 0.00% of the net assets of The Internet Portfolio, The Paradigm Portfolio and The Market Opportunities Portfolio, respectively, were fair valued securities. The other Master Portfolios did not hold any fair valued securities at December 31, 2012.

Repurchase Agreements
Each Master Portfolio may enter into repurchase agreements with banks that are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are primary dealers in U.S. Government Securities. In connection with transactions in repurchase agreements, it is the Trust’s policy that the Master Portfolio receive, as collateral, securities whose

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2012

market value, including accrued interest, at all times will be at least equal to 102% of the amount invested by the Master Portfolio in each repurchase agreement. If the seller defaults, and the value of the collateral declines, realization of the collateral by the Master Portfolio may be delayed or limited.

Written Options
The Master Portfolios may write (sell) call or put options for trading or hedging purposes. When a Master Portfolio writes an option, an amount equal to the premium received by the Master Portfolio is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. By writing the option, the Master Portfolio may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised. When an option expires on its stipulated expiration date or the Master Portfolio enters into a closing purchase transaction, the Master Portfolio realizes a gain or loss if the cost of the closing transaction differs from the premium received when the option was sold, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When an option is exercised, the premium originally received decreases the cost basis of the underlying security (or increases the proceeds on the security sold short) and the Master Portfolio realizes a gain or loss from the sale of the security (or closing of the short sale). As collateral for uncovered written options, the Master Portfolio is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the exercise price of the purchase obligation for put options or the market value of the instrument underlying the contract for call options.

Foreign Currency Translations
The books and records of the Master Portfolios are maintained in U.S. dollars. For the Master Portfolios, foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities and other assets and liabilities are translated at the exchange rate of such currencies against the U.S. dollar, as provided by an approved pricing service, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. The Master Portfolios do not isolate and treat as ordinary income that portion of the results of operations arising as a result of changes in

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2012

the exchange rate from the fluctuations arising from changes in the market prices of securities held during the period. However, for federal income tax purposes, the Master Portfolios do isolate and treat as ordinary income the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the effect of changes in foreign exchange rates arising between trade date and settlement date.

Restricted and Illiquid Securities
The Master Portfolios may invest in restricted securities. These securities are valued by the Master Portfolios after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer’s financial performance. The Master Portfolios have no right to require registration of unregistered securities. At December 31, 2012 the following Master Portfolios held securities restricted to institutional investors (144A securities):

		Percentage of
	Market Value	Net Assets
The Multi-Disciplinary Portfolio	$10,272,656	17.25%

An illiquid asset is any asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Master Portfolio has valued the investment. At December 31, 2012, the following Master Portfolios held illiquid securities:

			Percentage of
	Market Value		Net Assets
The Internet Portfolio	$3		0.00%
The Paradigm Portfolio	31		0.00%
The Market Opportunities Portfolio	—	*	0.00%

*	Amount is less than $0.50.

When-Issued Securities
The Master Portfolios may purchase securities on a when-issued or delayed delivery basis. Although the purchase amounts of these securities are established at the time the purchaser enters into the agreement, these securities may be delivered and paid for at a future date. The Master Portfolios record purchases of when-issued securities and reflect the values of such securities in determining net asset value in the same manner as other portfolio securities. The Master Portfolios maintain at all times cash or other liquid

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2012

assets in an amount at least equal to the amount of outstanding commitments for when-issued securities.

Securities Lending
Each Master Portfolio may lend its portfolio securities to broker-dealers by entering directly into lending arrangements with such broker dealers or indirectly through repurchase agreements with respect to no more than 33 1/3% of the total assets of each Master Portfolio (including any collateral posted) or 50% of the total assets of each Master Portfolio (excluding any collateral posted). Securities lending and repurchase transactions will be fully collateralized at all times with cash and/or short-term debt obligations. The Master Portfolios receive interest on the collateral received as well as a fee for the securities loaned.

Short-Term Investments
The Portfolios may invest in money market funds and short-term high quality debt securities such as commercial paper, repurchase agreements and certificates of deposit. Money market funds typically invest in short-term instruments and attempt to maintain a stable net asset value. While the risk is low, these funds may lose value. At December 31, 2012, The Internet Portfolio, The Global Portfolio, The Paradigm Portfolio, The Medical Portfolio, The Small Cap Opportunities Portfolio, The Market Opportunities Portfolio, and the Multi-Disciplinary Portfolio invested approximately 20%, 19%, 17%, 35%, 21%, 24%, and 3%, respectively, of net assets in the Mount Vernon Securities Lending Trust-Prime Portfolio which normally invests in short-term instruments with an objective of maximizing current income to the extent consistent with the preservation of capital and liquidity. Mount Vernon Securities Lending Trust-Prime Portfolio’s financial statements are available on the SEC website www.sec.gov.

Expense Allocation
Common expenses incurred by the Master Portfolios are allocated among the Master Portfolios (i) based upon relative average net assets, (ii) as incurred on a specific identification basis, or (iii) equally among the Master Portfolios, depending on the nature of the expenditure. All expenses incurred by the Master Portfolios are allocated to the feeder funds daily based on their proportionate interests in the respective Master Portfolios.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2012

Federal Income Taxes
Each Master Portfolio will be treated as a partnership for federal income tax purposes. As such, each investor in a Master Portfolio will be subject to taxation on its share of the Master Portfolio’s ordinary income and capital gains. It is intended that each Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of subchapter M of the Internal Revenue Code.

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns. As of December 31, 2012, open tax years include the tax years ended December 31, 2009 through 2012. The Master Portfolios are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

Other
Realized gains and losses on the sale of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is accounted for on the accrual basis and includes amortization of premiums and discounts on the interest method. Other noncash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

3.        Investment Adviser

The Trust has entered into Investment Advisory Agreements (the “Agreements”) with Kinetics Asset Management LLC (the “Adviser”), with whom certain officers and trustees of the Trust are affiliated, to furnish investment advisory services to the Master Portfolios. The Adviser is a wholly-owned subsidiary of Horizon Kinetics LLC. Under the terms of the Agreements, the Master Portfolios compensate the Adviser for its management services at the annual rate of 1.25% of each Master Portfolio’s average daily net assets.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2012

For the year ended December 31, 2012, The Internet Portfolio, The Global Portfolio, The Paradigm Portfolio, The Medical Portfolio, The Small Cap Opportunities Portfolio, The Market Opportunities Portfolio, The Water Infrastructure Portfolio and The Multi-Disciplinary Portfolio incurred expenses of $1,485,178, $70,124, $10,880,449, $239,026, $1,046,412, $553,511, $144,627 and $529,233, respectively, pursuant to the Agreements.

For the year ended December 31, 2012, the Trust was allocated $24,000 for the services of the Chief Compliance Officer employed by the Adviser.

4.        Securities Transactions

Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 2012 were as follows:

	Purchases		Sales
	U.S.		U.S.
	Government	Other	Government	Other
The Internet Portfolio	$—	$17,633,499	$—	$10,581,016
The Global Portfolio	—	2,370,249	—	1,144,958
The Paradigm Portfolio	—	48,797,781	—	212,449,764
The Medical Portfolio	—	—	—	4,145,281
The Small Cap Opportunities
Portfolio	—	17,922,086	—	39,003,593
The Market Opportunities
Portfolio	—	10,452,432	—	16,228,707
The Water Infrastructure
Portfolio	—	4,265,589	—	11,909,313
The Multi-Disciplinary Portfolio	—	50,555,995	—	17,144,250

As of December 31, 2012, the cost of investments and unrealized appreciation (depreciation) on investment securities for federal income tax purposes was as follows:

	Net.
	Unrealized
	Appreciation	Unrealized	Unrealized	Tax Cost of
	(Depreciation)	Appreciation	Depreciation	Investments
The Internet Portfolio	$37,389,100	$47,503,009	$(10,113,909)	$141,405,165
The Global Portfolio	530,504	971,345	(440,841)	7,254,536
The Paradigm Portfolio	14,767,687	141,174,440	(126,406,753)	1,011,194,563
The Medical Portfolio	(1,247,742)	3,320,860	(4,568,602)	24,573,223
The Small Cap Opportunities
Portfolio	7,281,567	15,654,118	(8,372,551)	91,276,180
The Market Opportunities
Portfolio	2,202,755	7,989,874	(5,787,119)	52,034,968
The Water Infrastructure Portfolio	(50,313)	73,341	(123,654)	2,714,513
The Multi-Disciplinary Portfolio	(869,404)	4,870,213	(5,739,617)	62,524,120

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2012

For the year ended December 31, 2012, the Master Portfolios wrote the following options:

	Number	Premium
	of Contracts	Amount
The Water Infrastructure Portfolio
Outstanding at the Beginning of the Year	4,907	$867,666
Options Written	3,311	511,036
Options Expired	(5,113)	(843,116)
Options Exercised	(1,026)	(143,369)
Options Closed	(313)	(91,146)
Outstanding at December 31, 2012	1,766	$301,071

The Multi-Disciplinary Portfolio
Outstanding at the Beginning of the Year	8,551	$2,156,278
Options Written	31,277	5,767,474
Options Expired	(8,815)	(1,521,975)
Options Exercised	(3,479)	(590,859)
Options Closed	(3,398)	(718,937)
Outstanding at December 31, 2012	24,136	$5,091,981

5.        Portfolio Securities Loaned

As of December 31, 2012, the Master Portfolios had loaned securities that were collateralized by cash. The cash collateral is invested by the custodian in a money market pooled account approved by the Adviser. Although risk is mitigated by the collateral, a Master Portfolio could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. The Master Portfolio receives interest on the collateral received as well as a fee for the securities loaned. The Master Portfolios will continue to receive dividends and interest on all securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be accounted for by the Master Portfolios. The value of the securities on loan and the value of the related collateral at December 31, 2012, were as follows:

	Securities	Collateral
The Internet Portfolio	$30,785,147	$31,348,658
The Global Portfolio	1,211,561	1,239,466
The Paradigm Portfolio	147,507,721	150,222,140
The Medical Portfolio	5,764,136	6,008,866
The Small Cap Opportunities Portfolio	16,297,935	16,943,635
The Market Opportunities Portfolio	10,330,222	10,527,196
The Water Infrastructure Portfolio	—	—
The Multi-Disciplinary Portfolio	1,849,017	1,896,215

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2012

6. Selected Financial Highlights

Financial highlights for the Master Portfolios were as follows:

	The Internet Portfolio
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008
Ratio of expenses to
average net assets:
Before expense
reduction	1.37%	1.38%	1.37%	1.37%	1.34%
After expense
reduction	1.37%	1.38%	1.37%	1.37%	1.34%
Ratio of net investment
income (loss) to
average net assets:
Before expense
reduction	0.16%	(0.43)%	(0.33)%	(0.04)%	1.59%
After expense
reduction	0.16%	(0.43)%	(0.33)%	(0.04)%	1.59%
Portfolio turnover
rate	9%	32%	12%	14%	19%

	The Global Portfolio
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008
Ratio of expenses to
average net assets:
Before expense
reduction	1.77%	2.23%	2.43%	2.81%	2.46%
After expense
reduction	1.77%	2.23%	2.43%	2.81%	2.46%
Ratio of net investment
income (loss) to
average net assets:
Before expense
reduction	0.40%	0.61%	(0.51)%	(0.74)%	0.83%
After expense
reduction	0.40%	0.61%	(0.51)%	(0.74)%	0.83%
Portfolio turnover
rate	23%	135%	122%	53%	98%

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2012

	The Paradigm Portfolio
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008
Ratio of expenses to
average net assets:
Before expense
reduction	1.36%	1.37%	1.36%	1.36%	1.33%
After expense
reduction	1.36%	1.37%	1.36%	1.36%	1.33%
Ratio of net investment
income to
average net assets:
Before expense
reduction	0.50%	0.37%	0.83%	1.15%	0.86%
After expense
reduction	0.50%	0.37%	0.83%	1.15%	0.86%
Portfolio turnover
rate	6%	58%	7%	15%	34%

	The Medical Portfolio
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008
Ratio of expenses to
average net assets:
Before expense
reduction	1.44%	1.40%	1.39%	1.43%	1.42%
After expense
reduction	1.44%	1.40%	1.39%	1.43%	1.42%
Ratio of net investment
income to
average net assets:
Before expense
reduction	1.62%	0.86%	0.55%	1.14%	1.02%
After expense
reduction	1.62%	0.86%	0.55%	1.14%	1.02%
Portfolio turnover
rate	0%	5%	3%	13%	28%

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2012

	The Small Cap Opportunities Portfolio
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008
Ratio of expenses to
average net assets:
Before expense
reduction	1.44%	1.43%	1.42%	1.42%	1.36%
After expense
reduction	1.44%	1.43%	1.42%	1.42%	1.36%
Ratio of net investment
income (loss) to
average net assets:
Before expense
reduction	0.27%	0.03%	0.02%	(0.05)%	0.51%
After expense
reduction	0.27%	0.03%	0.02%	(0.05)%	0.51%
Portfolio turnover
rate	22%	47%	4%	4%	16%

	The Market Opportunities Portfolio
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008
Ratio of expenses to
average net assets:
Before expense
reduction	1.43%	1.42%	1.42%	1.42%	1.36%
After expense
reduction	1.43%	1.42%	1.42%	1.42%	1.36%
Ratio of net investment
income to
average net assets:
Before expense
reduction	0.44%	0.30%	0.56%	0.26%	1.25%
After expense
reduction	0.44%	0.30%	0.56%	0.26%	1.25%
Portfolio turnover
rate	26%	14%	12%	14%	77%

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2012

	The Water Infrastructure Portfolio
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008
Ratio of expenses to
average net assets:
Before expense
reduction	1.49%	1.42%	1.47%	1.49%	1.49%
After expense
reduction	1.49%	1.42%	1.47%	1.49%	1.49%
Ratio of net investment
income to
average net assets:
Before expense
reduction	1.99%	1.47%	1.04%	0.63%	1.27%
After expense
reduction	1.99%	1.47%	1.04%	0.63%	1.27%
Portfolio turnover
rate	56%	69%	111%	45%	66%

	The Multi-Disciplinary Portfolio
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	February 11, 2008^ through December 31, 2008
Ratio of expenses to
average net assets:
Before expense
reduction	1.45%	1.54%	2.41%	3.66%	5.09	%(1)
After expense
reduction	1.45%	1.54%	2.41%	3.66%	5.09	%(1)
Ratio of net investment
income (loss) to
average net assets:
Before expense
reduction	3.23%	8.00%	2.58%	(1.20)%	(3.49	)%(1)
After expense
reduction	3.23%	8.00%	2.58%	(1.20)%	(3.49	)%(1)
Portfolio turnover
rate	41%	74%	38%	77%	N/A	(2)

^	Commencement of operations.
(1)	Annualized.
(2)	The Portfolio did not hold any long-term securities during the period, therefore the portfolio turnover is not applicable.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2012

7.        Summary of Fair Value Exposure

Security Valuation
Various inputs are used in determining the value of a Master Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that a Master Portfolio has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing a Master Portfolio’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2012

The Internet Portfolio

The following is a summary of the inputs used to value The Internet Portfolio’s net assets as of December 31, 2012:

Assets^	Level 1	Level 2		Level 3		Total
Common Stocks	$132,394,029	$3,502	(1)	$3	(2)	$132,397,534
Escrow Notes	—	—		—	*	—	*
Rights	858,073	—		—		858,073
Short-Term Investments	7,010,000	7,180,000	+	—		14,190,000
Investments Purchased with the Cash
Proceeds from Securities Lending	31,348,658	—		—		31,348,658
Total Investments in Securities	$171,610,760	$7,183,502		$3		$178,794,265

(1)	The Common Stocks Level 2 balance consists of the market value of the associated Level 2 investments in the following industry:
	Telecommunications	$3,502
(2)	The Common Stocks Level 3 balance consists of the market value of the associated Level 3 investments in the following industries:
	Holding Company	$3
	Special Purpose Entity	—
	Transfer out of Level 1 into Level 3	$3

Transfers were made out of Level 1 into Level 3 due to a decrease in market activity.
Transfers between levels are recognized at the end of the reporting period.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Description	Investments in Securities
Balance as of December 31, 2011	$25
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(25)
Net purchases	—
Net sales	—
Transfer in and/or out of Level 3	3
Balance as of December 31, 2012	$3

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2012

	Fair Value at	Valuation	Unobservable
Description	12/31/2012	Techniques	Input	Range
Common Stocks	$ 3	Conservative Value Assigned Pending Bankruptcy Litigation Proceedings/Market Comparables/Delisted	No active market	$0.00-$0.00(a)
Escrow Notes	—*	Conservative Value Assigned Pending Bankruptcy Litigation Proceedings/Market Comparables	No active market	$0.00-$0.00

There is no active market for the Level 3 securities, so a conservative value is being assigned until such time as a market exists.

*	Amount is less than $0.50.
^	See Portfolio of Investments for breakout of investments by industry classification.
+	Priced at amortized cost.
(a)	Amount is less than $0.005.

The Global Portfolio

The following is a summary of the inputs used to value the The Global Portfolio’s net assets as of December 31, 2012:

Assets^	Level 1	Level 2		Level 3	Total
Common Stocks	$6,062,482	$69,426		$—	$6,131,908
Preferred Stocks	238	—		—	238
Warrants	293	—		—	293
Short-Term Investments	108,135	305,000	+	—	413,135
Investments Purchased with the Cash
Proceeds from Securities Lending	1,239,466	—		—	1,239,466
Total Investments in Securities	$7,410,614	$374,426		$—	$7,785,040

(1)	The Common Stocks Level 2 balance consists of the market value of the associated Level 2 investments in the following industries:

Insurance Carriers and Related Activities	$54,069
General Merchandise Stores	15,357
$69,426
Transfers out of Level 1 into Level 2	$69,426
Transfers out of Level 3 into Level 1	$978

Transfers were made out of Level 3 into Level 1 due to an increase in market activity.
Transfers were made out of Level 1 and into Level 2 due to a decrease in market activity.
Transfers between levels are recognized at the end of the reporting period.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2012

Description	Investments in Securities
Balance as of December 31, 2011	$2,226
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(1,248)
Net purchases	—
Net sales	—
Transfer in and/or out of Level 3	(978)
Balance as of December 31, 2012	$—

*	Amount is less than $0.50.
^	See Portfolio of Investments for breakout of investments by industry classification.
+	Priced at amortized cost.
(a)	Amount is less than $0.005.

The Paradigm Portfolio

The following is a summary of the inputs used to value the The Paradigm Portfolio’s net assets as of December 31, 2012:

Assets^	Level 1	Level 2		Level 3		Total
Common Stocks	$809,631,797	$4,896,123	(1)	$31	(2)	$814,527,951
Preferred Stocks	41,679	—		—		41,679
Convertible Bonds	—	4,722,500		—		4,722,500
Short-Term Investments	16,447,980	40,000,000	+	—		56,447,980
Investments Purchased with the Cash
Proceeds from Securities Lending	150,222,140	—		—		150,222,140
Total Investments in Securities	$976,343,596	$49,618,623		$31		$1,025,962,250

(1)	The Common Stocks Level 2 balance consists of the market value of the associated Level 2 investments in the following industries:

Asset Management	$7,238
General Merchandise Stores	4,888,885
$4,896,123

(2)	The Common Stocks Level 3 balance consists of the market value of the associated Level 3 investments in the following industries:
Credit Intermediation and Related Activities	$—	*
Holding Company	31
	$31

Transfers out of Level 1 into Level 2	$4,888,885
Transfers out of Level 2 into Level 3	—	*
Transfers out of Level 1 into Level 3	31
Transfers out of Level 3 into Level 1	213,258

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2012

Transfers were made out of Level 1 into Level 2 due to a decrease in market activity.
Transfers were made out of Level 2 into Level 3 due to a decrease in market activity.
Transfers were made out of Level 1 into Level 3 due to a decrease in market activity.
Transfers were made out of Level 3 into Level 1 due to an increase in market activity.
Transfers between levels are recognized at the end of the reporting period.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Description	Investments in Securities
Balance as of December 31, 2011	$390,177
Accrued discounts/premiums	—
Realized gain (loss)	(7,341,483)
Change in unrealized appreciation (depreciation)	7,164,865
Net purchases	—
Net sales	(301)
Transfer in and/or out of Level 3	(213,227)
Balance as of December 31, 2012	$31

	Fair Value at	Valuation	Unobservable
Description	12/31/2012	Techniques	Input	Range
Common Stocks	$ 31	Delisted-Acquired by the U.S. Government/Market Comparables	No active market	$0.00-$0.00	(a)

There is no active market for the Level 3 securities, so a conservative value is being assigned until such time as a market exists.

*	Amount is less than $0.50.
^	See Portfolio of Investments for breakout of investments by industry classification.
+	Priced at amortized cost.
(a)	Amount is less than $0.005.

The Medical Portfolio

The following is a summary of the inputs used to value the The Medical Portfolio’s net assets as of December 31, 2012:

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$17,165,728	$58,675	$—	$17,224,403
Rights	28,164	—	—	28,164
Short-Term Investments	64,048	—	—	64,048
Investments Purchased with the Cash
Proceeds from Securities Lending	6,008,866	—	—	6,008,866
Total Investments in Securities	$23,266,806	$58,675	$—	$23,325,481

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2012

(1)	The Common Stocks Level 2 balance consists of the market value of the associated Level 2 investments in the following industry:
Pharmaceutical and Biotechnology	$58,675
Transfers out of Level 1 into Level 2	$58,675

Transfers were made out of Level 1 and into Level 2 due to a decrease in market activity.
Transfers between levels are recognized at the end of the reporting period.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Description	Investments in Securities
Balance as of December 31, 2011	$—	*
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases	—
Net sales	—	*
Transfer in and/or out of Level 3	—
Balance as of December 31, 2012	$—

*	Amount is less than $0.50.
^	See Portfolio of Investments for breakout of investments by industry classification.

The Small Cap Opportunities Portfolio

The following is a summary of the inputs used to value the The Small Cap Opportunities Portfolio’s net assets as of December 31, 2012:

Assets^	Level 1	Level 2		Level 3	Total
Common Stocks	$77,676,883	$2,851,779	(1)	$—	$80,528,662
Rights	395,000	—		—	395,000
Short-Term Investments	75,450	615,000	+	—	690,450
Investments Purchased with the Cash
Proceeds from Securities Lending	16,943,635	—		—	16,943,635
Total Investments in Securities	$95,090,968	$3,466,779		$—	$98,557,747

(1)	The Common Stocks Level 2 balance consists of the market value of the associated Level 2 investments in the following industries:

Asset Management	$2,830,691
Telecommunications	21,088
$2,851,779
Transfers out of Level 2 into Level 1	65,517
Transfers out of Level 1 into Level 2	$1,046,434

Transfers were made out of Level 2 and into Level 1 due to an increase in market activity.
Transfers were made out of Level 1 and into Level 2 due to a decrease in market activity.
Transfers between levels are recognized at the end of the reporting period.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2012

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Description	Investments in Securities
Balance as of December 31, 2011	$3
Accrued discounts/premiums	—
Realized gain (loss)	(1,232,723)
Change in unrealized appreciation (depreciation)	1,232,808
Net purchases	—
Net sales	(88)
Transfer in and/or out of Level 3	—
Balance as of December 31, 2012	$—

*	Amount is less than $0.50.
^	See Portfolio of Investments for breakout of investments by industry classification.
+	Priced at amortized cost.

The Market Opportunities Portfolio

The following is a summary of the inputs used to value the The Market Opportunities Portfolio’s net assets as of December 31, 2012:

Assets^	Level 1	Level 2		Level 3		Total
Common Stocks	$40,128,933	$763,094	(1)	$—	(2)	$40,892,027
Mutual Funds	8,398	—		—		8,398
Short-Term Investments	770,102	2,040,000+		—		2,810,102
Investments Purchased with the Cash
Proceeds from Securities Lending	10,527,196	—		—		10,527,196
Total Investments in Securities	$51,434,629	$2,803,094		$—		$54,237,723

(1)	The Common Stocks Level 2 balance consists of the market value of the associated Level 2 investments in the following industries:
Asset Management	$750,980
General Merchandise Stores	12,114
$763,094

(2)	The Common Stocks Level 3 balance consists of the market value of the associated Level 3 investments in the following industry:
Credit Intermediation and Related Activities	$—	*
Transfers out of Level 2 into Level 1	$358,981
Transfers out of Level 2 into Level 3	—	*
Transfers out of Level 1 into Level 2	12,114

Transfers were made out of Level 1 and into Level 2 due to a decrease in market activity.
Transfers were made out of Level 2 and into Level 1 due to an increase in market activity.
Transfers were made out of Level 2 and into Level 3 due to a decrease in market activity.
Transfers between levels are recognized at the end of the reporting period.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2012

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Description	Investments in Securities
Balance as of December 31, 2011	$—
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases	—
Net sales	—
Transfer in and/or out of Level 3	—	*
Balance as of December 31, 2012	$—	*

	Fair Value at	Valuation	Unobservable
Description	12/31/2012	Techniques	Input	Range
Common Stocks	$ —*	Delisted-Acquired by the U.S. Government/Market Comparables	No active market/Market Comparables	$0.00-$0.00

There is no active market for the Level 3 securities, so a conservative value is being assigned until such time as a market exists.

*	Amount is less than $0.50.
^	See Portfolio of Investments for breakout of investments by industry classification.
+	Priced at amortized cost.

The Water Infrastructure Portfolio

The following is a summary of the inputs used to value the The Water Infrastructure Portfolio’s net assets as of December 31, 2012:

Assets^	Level 1	Level 2	Level 3	Total
Convertible Bonds	$—	$241,800	$—	$241,800
Corporate Bonds	—	514,320	—	514,320
Exchange Traded Funds	1,462,860	—	—	1,462,860
Warrants	220	—	—	220
Short-Term Investments	205,000	240,000+	—	445,000
Total Investments in Securities	$1,668,080	$996,120	$—	$2,664,200

Liabilities
Written Options	$—	$300,901	$—	$300,901
Transfers out of Level 2 into Level 1				$220

Transfers between levels are recognized at the end of the reporting period.

^	See Portfolio of Investments for breakout of investments by industry classification.
+	Priced at amortized cost.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2012

The Multi-Disciplinary Portfolio

The following is a summary of the inputs used to value the The Multi-Disciplinary Portfolio’s net assets as of December 31, 2012:

Assets^	Level 1	Level 2		Level 3	Total
Common Stocks	$1,500,250	$—		$—	$1,500,250
Convertible Bonds	—	38,219,706		—	38,219,706
Corporate Bonds	—	15,389,417		—	15,389,417
Municipal Bonds	—	770,000		—	770,000
Exchange Traded Funds	1,243,170	—		—	1,243,170
Mutual Funds	747,520	—		—	747,520
Short-Term Investments	538,438	1,350,000	+	—	1,888,438
Investments Purchased with the Cash
Proceeds from Securities Lending	1,896,215	—		—	1,896,215
Total Investments in Securities	$5,925,593	$55,729,123		$—	$61,654,716

Liabilities
Written Options	$—	$2,635,228		$—	$2,635,228
Security held Short	—	586,500		—	586,500
Totals	$—	$3,221,728		$—	$3,221,728

For the year ended December 31, 2012, there were no transfers into or out of Level 1 or Level 2.
Transfers between levels are recognized at the end of the reporting period.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Description	Investments in Securities
Balance as of December 31, 2012	$(25)
Accrued discounts/premiums	—
Realized gain (loss)	2,491
Change in unrealized appreciation (depreciation)	(2,466)
Net purchases	—
Net sales	—
Transfer in and/or out of Level 3	—
Balance as of December 31, 2012	$—

^	See Portfolio of Investments for breakout of investments by industry classification.
+	Priced at amortized cost.

8.        Disclosures about Derivative Instruments and Hedging Activities

The Master Portfolios have adopted enhanced disclosure regarding derivatives and hedging activity intended to improve financial reporting of derivative instruments by enabling investors to understand how and why a Master Portfolio uses derivatives, how derivatives are accounted for by the Master Portfolios, and how derivative instruments affect a Master Portfolio’s results of operations and financial position. The Master Portfolios utilized options to implement or to gain further exposure to their respective investment strategies.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2012

The Water Infrastructure Portfolio
Statement of Assets and Liabilities
Fair values of derivative instruments as of December 31, 2012:

	Assets		Liabilities
Equity Contracts	Description	Fair Value	Description	Fair Value
			Written option
Written Options		$—	contracts, at value	$300,901
Total		$—		$300,901

Statement of Operations
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2012:

Amount of Realized Gain (Loss) on Equity Contracts

Equity Contracts
Written Options	$902,706
Total	$902,706
Change in Unrealized Appreciation (Depreciation) on Equity Contracts
Equity Contracts
Written Options	$(71,418)
Total	$(71,418)

The Water Infrastructure Portfolio has adopted authoritative standards regarding disclosure about derivatives and hedging activities and how they affect the Portfolio’s Statement of Assets and Liabilities and Statement of Operations. For the year ended December 31, 2012: written option contracts (3,311 contracts) were opened and $511,036 premiums were received during the period.

The Multi-Disciplinary Portfolio
Statement of Assets and Liabilities
Fair values of derivative instruments as of December 31, 2012:

	Assets		Liabilities
Equity Contracts	Description	Fair Value	Description	Fair Value
			Written option
Written Options		$—	contracts, at value	$2,635,228
Total		$—		$2,635,228

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2012

Statement of Operations
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2012:

Amount of Realized Gain (Loss) on Equity Contracts
Equity Contracts
Written Options	$1,725,872
Total	$1,725,872

Change in Unrealized Appreciation (Depreciation) on Equity Contracts
Equity Contracts
Written Options	$2,521,424
Total	$2,521,424

The Multi-Disciplinary Portfolio has adopted authoritative standards regarding disclosure about derivatives and hedging activities and how they affect the Portfolio’s Statement of Assets and Liabilities and Statement of Operations. For the year ended December 31, 2012: written option contracts (31,277 contracts) were opened and $5,767,474 premiums were received during the period.

9.        Recent Accounting Pronouncement
In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). ASU 2011-11 requires disclosures to make financial statements that are prepared under GAAP more comparable to those prepared under the International Financial Reporting Standards. The new disclosure requirements mandate that entities disclose both gross and net information about instruments and transactions eligible for offset in the Statements of Assets & Liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, ASU 2011-11 requires disclosure of collateral received and posted in connection with master netting agreements or similar arrangements. New disclosures are required for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods.

Management is currently evaluating the impact ASU 2011-11 will have on the Master Portfolios’ financial statements and disclosures.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2012

10.      Information about Proxy Voting (Unaudited)

Information regarding how Kinetics Portfolios votes proxies relating to portfolio securities is available without charge upon request by calling toll-free at 1-800-930-3828 or by accessing the Funds’ website at www.kineticsfunds.com and by accessing the SEC’s website at www.sec.gov. Information regarding how the Master Portfolios voted proxies relating to portfolio securities during the most recent twelve month period ended June 30, is available without charge, upon request, by calling toll-free at 1-800-930-3828 or by accessing the SEC’s website at www.sec.gov.

11.      Information about the Portfolio Holdings (Unaudited)

The Kinetics Portfolios Trust files its complete schedules of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q. The Master Portfolios’ Form N-Q is available without charge, upon request, by calling toll-free at 1-800-930-3828. Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov. Finally, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

12.      Subsequent Events

In preparing these financial statements, management has evaluated Portfolio related events and transactions for potential recognition or disclosure through the date the financial statements were issued. On January 1, 2013, The Water Infrastructure Portfolio changed its name and investment mandate and began operations as The Alternative Income Portfolio. The Water Infrastructure Fund made corresponding changes to its name and investment mandate on January 1, 2013. Under the terms of the Agreements, The Alternative Income Portfolio compensates the Adviser for its management services at the annual rate of 0.90% of the average daily net assets, beginning January 1, 2013.

KINETICS PORTFOLIOS TRUST
Report of Independent Registered
Public Accounting Firm

To the Shareholders of and Board of Trustees
Kinetics Portfolios Trust
Elmsford, New York

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of The Internet Portfolio, The Global Portfolio, The Paradigm Portfolio, The Medical Portfolio, The Small Cap Opportunities Portfolio, The Market Opportunities Portfolio, The Water Infrastructure Portfolio, and The Multi-Disciplinary Portfolio, each a series of shares of Kinetics Portfolios Trust (the “Trust”), as of December 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended, except for The Multi-Disciplinary Portfolio in which the financial highlights were for each of the four years in the period then ended and the period February 11, 2008 (commencement of operations) through December 31, 2008. These financial statements and financial highlights are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform, nor was the Trust required to have, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly in all material respects, the financial position of each of the eight portfolios of the Kinetics Portfolios Trust as of December 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
March 1, 2013.

KINETICS MUTUAL FUNDS, INC.
Results of Shareholder Meeting (Unaudited)

At a meeting held on September 21, 2012, the Board of Directors of the Company and the Board of Trustees of the Trust, approved: (1) changing the investment objective of The Water Infrastructure Fund/Water Infrastructure Portfolio (the “Fund/Portfolio”) investment strategy to provide current income and gains, and adding secondary objective to seek to obtain long-term growth of capital; (2) changing the investment strategy of the Portfolio; (3) changing the Fund’s/Portfolio’s fundamental investment restriction relating to industry concentration by eliminating the requirement to concentrate its investments in water and water infrastructure-related industries; and (4) changing the name of the Fund to The Alternative Income Fund and changing the name of the Portfolio to The Alternative Income Portfolio. On December 21, 2012, a special meeting of shareholders of the Fund was held and the changes in the Fund’s/Portfolio’s investment objective and fundamental restriction relating to industry concentration were approved. The Fund/Portfolio’s new investment strategy is described in the prospectus dated January 1, 2013. The voting results of the special meeting of shareholders are shown below:

1.
Votes for the	Votes against the
Resolution:	Resolution	Abstain:	Uninstructed:
1,173,885	145,328	55,315	23,348

2.
Votes for the	Votes against the
Resolution:	Resolution	Abstain:	Uninstructed:
1,158,432	159,682	56,414	23,348

KINETICS PORTFOLIOS TRUST
Management of the Funds and the Portfolios

The management and affairs of the Funds and the Portfolios are supervised by the Board of Directors of the Company and the Board of Trustees of the Trust, respectively. Each Board consists of the same eight individuals, five of whom are not “interested persons” of the Company or the Trust as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The Directors are fiduciaries for the Funds’ shareholders and are governed by the laws of the State of Maryland in this regard. The Trustees are fiduciaries for the Portfolios’ shareholders and are governed by the laws of the State of Delaware in this regard.

Each Board establishes policies for the operation of the Funds and the Portfolios and appoints the officers who conduct the daily business of the Funds and the Portfolios. Directors/Trustees of the Company and the Trust are listed below with their addresses, present positions with the Company and Trust, length of time served, principal occupations over at least the last five years, number of Funds and Portfolios overseen and any other Directorships held. The SAI includes additional information about the Funds’ officers and directors and is available, without charge, upon request by calling 1-800-930-3828.

KINETICS PORTFOLIOS TRUST
Management of the Funds and the Portfolios—(Continued)

Board of Directors/Board of Trustees

Independent Directors/Trustees

			Number of
			Portfolios/Funds in
		Term of Office/	Fund Complex**
	Position(s) with the	Length of	Overseen by
Name, Address and Year of Birth	Company and Trust	Time Served	Trustee/Director
Steven T. Russell	Independent	Indefinite/	16
Year Born: 1963	Director/Trustee	Since 2000
c/o Kinetics Asset Management LLC
555 Taxter Road
Suite 175
Elmsford, New York, 10523

Douglas Cohen, C.P.A	Independent	Indefinite/	16
Year Born: 1961	Director/Trustee	Since 2000
c/o Kinetics Asset Management LLC
555 Taxter Road
Suite 175
Elmsford, New York, 10523

William J. Graham	Independent	Indefinite/	16
Year Born: 1962	Director/Trustee	Since 2000
c/o Kinetics Asset Management LLC
555 Taxter Road
Suite 175
Elmsford, New York, 10523

Joseph E. Breslin	Independent	Indefinite/	16
Year Born: 1953	Director/Trustee	Since 2000
c/o Kinetics Asset Management LLC
555 Taxter Road
Suite 175
Elmsford, New York, 10523

James M. Breen	Independent	Indefinite/	16
Year Born: 1959	Director/Trustee	Since 2008
c/o Kinetics Asset Management LLC
555 Taxter Road
Suite 175
Elmsford, New York, 10523

Principal Occupation During the Past Five Years	Other Directorships Held by Trustee/Director
Attorney and Counselor at Law, Partner, Law Firm of Russell and Fig (2002-2010); Steven Russell Law Firm (1994 to 2002); Professor of Business Law, Suffolk County Community College (1997 to Present).	N/A

Sunrise Credit Services, Inc. (2005 to Present); Wagner & Zwerman, LLP Certified Public Accountant (1997 to 2005).	Director, Kinetics Fund, Inc. (a private fund).

Attorney, William J. Graham, PC (2001 to Present); Bracken & Margolin, LLP (1997 to 2001).	N/A

Chief Operating Officer, Central Park Credit Holdings, (2007-2009) Chief Operating Officer, Aladdin Capital Management (2005-2007);	Trustee, Hatteras Alternative Mutual Funds Trust (4 portfolios); Hatteras Variable Trust (1 portfolio); Trustee, Underlying Funds Trust (5 portfolios).

Homeland Security Investigations, Senior Special Agent, Miami, FL (2011 to Present); Assistant Attaché Immigration & Customs Enforcement, Pretoria, South Africa (2008 to 2011); Immigration & Customs Enforcement Representative, Athens, Greece (2006 to 2008); Immigrations & Customs Enforcement, Senior Special Agent, Miami, FL (2000 to 2008).
N/A

KINETICS PORTFOLIOS TRUST
Management of the Funds and the Portfolios—(Continued)

Board of Directors/Board of Trustees (Continued)

Interested Directors/Trustees and Officers

Number of
Portfolios/Funds in
		Term of Office/	Fund Complex**
	Position(s) with the	Length of	Overseen by
Name, Address and Year of Birth	Company and Trust	Time Served	Trustee/Director
Murray Stahl*	Director/Trustee	Indefinite/	16
Year Born: 1953	and Secretary	Since 2000
c/o Kinetics Asset Management LLC
555 Taxter Road
Suite 175
Elmsford, New York, 10523

Peter B. Doyle*	Director/Trustee,	Indefinite/	16
Year Born: 1962	President and	Since 2002
c/o Kinetics Asset Management LLC	Chairman of
555 Taxter Road	the Board
Suite 175
Elmsford, New York, 10523

Leonid Polyakov*	Director/Trustee	Indefinite/	16
Year Born: 1959	and Treasurer	Since 2002
c/o Kinetics Asset Management LLC
555 Taxter Road
Suite 175
Elmsford, New York, 10523

*	Directors/Trustees who are considered “interested persons” as defined in Section 2(a)(19) of the 1940 Act because of their association with the Adviser.

Principal Occupation During the Past Five Years	Other Directorships Held by Trustee/Director
Chairman, Co-Founder & Chief Investment Officer, Horizon Kinetics LLC, parent holding company to, among others, Horizon Asset Management LLC, Kinetics Asset Management LLC and Kinetics Advisers, LLC, registered investment advisers (1994 to Present); Director of Research, Kinetics Mutual Funds, Inc. (2002 to Present).

Chairman, FRMO Corp. (2001 to Present) (an intellectual capital firm engaged in the analysis of public companies within a framework of identifying investment strategies and techniques that reduce risk); Director Horizon Kinetics LLC (2011 to Present).

Co-Founder and Senior Member, Horizon Kinetics LLC, parent holding company to, among others, Horizon Asset Management LLC, Kinetics Asset Management LLC and Kinetics Advisers, LLC, registered investment advisers (1994 to Present); President & Chief Investment Strategist, Kinetics Mutual Funds, Inc. (1998 to Present).
Director, Kinetics Fund, Inc. (a private fund); Director and Officer, FRMO Corp. (2001 to Present); Director Horizon Kinetics LLC (2011 to Present).

Chief Financial Officer, Kinetics Asset Management LLC and Kinetics Advisers, LLC, registered investment advisers (2000 to 2011); President, Kinetics Funds Distributor, Inc. (2002 to Present); formerly CFO, KBD Securities, LLC (2000 to 2010).
Director, Kinetics Fund, Inc. (a private fund); Director Horizon Kinetics LLC (2011 to Present).

**	The term “fund complex” refers to the Company and the Trust, which hold themselves out as related for investment purposes.

KINETICS MUTUAL FUNDS, INC. & KINETICS PORTFOLIOS TRUST
Privacy Policy

We collect the following nonpublic personal information about you:

•
Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the fund(s) through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Kinetics Mutual
Funds, Inc.
615 East Michigan Street
Milwaukee, WI 53202
INVESTMENT ADVISER AND
SHAREHOLDER SERVICING AGENT
Kinetics Asset Management LLC
555 Taxter Road
Suite 175
Elmsford, NY 10523
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
1818 Market Street
Suite 2400
Philadelphia, PA 19103
DISTRIBUTOR
Kinetics Funds Distributor LLC
470 Park Avenue South
New York, NY 10016
ADMINISTRATOR
FUND ACCOUNTANT AND
TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
CUSTODIAN
U.S. Bank, N.A.
Custody Operations
1555 River Center Drive, Suite 302
Milwaukee, WI 53212
THIS MATERIAL MUST BE PRECEDED OR
ACCOMPANIED BY A PROSPECTUS

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees/directors has determined that there is at least one audit committee financial expert serving on its audit committee.  Mr. Douglas Cohen and Mr. Joseph Breslin are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2012 Kinetics Portfolios Trust	FYE 12/31/2012 Kinetics Mutual Funds	FYE 12/31/2011 Kinetics Portfolios Trust	FYE 12/31/2011 Kinetics Mutual Funds
Audit Fees	79,250	79,250	77,000	77,000
Audit-Related Fees	0	0	0	0
Tax Fees	22,000	22,000	22,000	22,000
All Other Fees	0	0	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2012	FYE 12/31/2011
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2012	FYE 12/31/2011
Registrant	0	0
Registrant’s Investment Adviser	0	0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Kinetics Mutual Funds, Inc. & Kinetics Portfolios Trust

By (Signature and Title)*  /s/ Peter B. Doyle
                                       Peter B. Doyle, President

Date 3/7/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ Peter B. Doyle
     Peter B. Doyle, President

            Date 3/7/2013
By (Signature and Title)*  /s/ Leonid Polyakov
                                                              Leonid Polyakov, Treasurer

Date 3/5/2013
* Print the name and title of each signing officer under his or her signature.